UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 04651

John Hancock Strategic Series

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	May 31
Date of reporting period:	May 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS

The Registrant prepared the following annual reports to shareholders for the period ended May 31, 2023:

John Hancock Income Fund

John Hancock Managed Account Shares

•Investment-Grade Corporate Bond Portfolio

•Non-Investment -Grade Corporate Bond Portfolio

•Non-Investment-Grade Municipal Bond Portfolio

•Securitized Debt Portfolio

Annual report
John Hancock
Income Fund
Fixed income
May 31, 2023

A message to shareholders
Note: Effective June 29, 2023, Kristie M. Feinberg is the President of the John Hancock funds.
Dear shareholder,
Global fixed-income markets declined during the 12 months ended May 31, 2023. Key factors included high inflation levels and efforts by the world’s central banks to curb the inflationary pressures. Although inflation in most regions of the world peaked early on during the period, it remained well above historical averages, so central banks stayed vigilant throughout the 12 months. As a result, benchmark interest rates in many countries reached their highest levels in more than a decade.
In this environment, global bond yields rose sharply, putting significant downward pressure on bond prices. Short-term bond yields rose the most, reflecting the central bank rate hikes. On a regional basis, North American bond markets held up the best, while European markets declined the most. From a sector perspective, high-yield corporate bonds posted the best returns, while government securities lagged.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Income Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
33	Financial statements
37	Financial highlights
44	Notes to financial statements
56	Report of independent registered public accounting firm
57	Tax information
58	Statement regarding liquidity risk management
60	Trustees and Officers
64	More information
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks a high level of current income.
AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/2023 (%)

The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Persistent inflation and rising rates weighed on bonds
The bond market experienced price declines as the U.S. Federal Reserve raised interest rates repeatedly to combat the highest inflation rate in four decades.
The fund fared better than its benchmark
The fund posted a loss but outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index.
Duration positioning aided results
The fund’s relatively short duration (which limited interest-rate sensitivity) in a rising interest rate environment contributed the most to its outperformance of its benchmark.
PORTFOLIO COMPOSITION AS OF 5/31/2023 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK INCOME FUND	3

QUALITY COMPOSITION AS OF 5/31/2023 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-23 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

Management’s discussion of fund performance
Can you talk about the bond market and its performance during the 12 months ended May 31, 2023?
The U.S. bond market declined during a volatile 12-month period. The key factors included surging inflation, which peaked at a 40-year high in the second half of 2022, and the efforts of the U.S. Federal Reserve (Fed) to curb the inflationary pressures. The Fed raised short-term interest rates eight times during the period, which lifted the federal funds rate to 5.25%, its highest level since September 2007. Late in the period, however, signs of slowing economic data and turmoil in the banking sector led to expectations that the Fed would pause its series of rate hikes.
In this environment, U.S. bond yields moved higher, which put downward pressure on bond prices. Reflecting the Fed rate hikes, short-term bond yields rose the most, leading to an inverted yield curve (where short-term yields are higher than longer-term yields). On a sector basis, U.S. Treasury securities and residential mortgage-backed securities posted the largest declines, while high-yield corporate bonds and asset-backed securities held up the best.
How did the fund perform?
The fund declined for the period but outpaced the return of its benchmark. The key factor behind the outperformance was the fund’s duration positioning. The fund maintained a shorter duration (a measure of interest-rate sensitivity) than the
COUNTRY COMPOSITION AS OF 5/31/2023 (% of net assets)
United States	63.0
Canada	6.4
Indonesia	3.5
United Kingdom	2.4
Mexico	2.3
Norway	2.0
Supranational	2.0
Australia	1.9
South Korea	1.7
New Zealand	1.7
Other countries	13.1
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	5

index, which helped limit price declines in a rising interest rate environment. Sector allocation also contributed positively to performance versus the index, particularly in high-yield corporate bonds and in residential mortgage-backed securities. The fund’s use of derivatives (primarily interest-rate futures and forward currency contracts) also had a positive impact on performance.
On the downside, individual security selection detracted from relative results, especially among corporate bonds in emerging markets. The fund’s foreign currency exposure was also a drag on performance as the U.S. dollar strengthened against most other currencies, most notably the Canadian dollar and the Norwegian krone.
What changes did you make to the portfolio during the period?
We redeployed risk over the course of the period by reducing credit exposure and reallocating those assets elsewhere. Accordingly, we decreased the fund’s holdings of high-yield corporate bonds and shifted the proceeds into government bonds (both U.S. and non-U.S.), securitized assets, and taxable municipal bonds. We also extended the fund’s duration to the longer end of its typical range.
Can you tell us about a recent change to the portfolio management team?
Effective March 15, 2023, Daniel S. Janis III retired.
MANAGED BY

Thomas C. Goggins
Kisoo Park
Christopher M. Chapman, CFA
Bradley L. Lutz, CFA
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 5-31-23	as of 5-31-23
Class A	-4.82	0.59	1.19	2.97	12.57	4.14	4.13
Class C	-2.51	0.70	0.89	3.56	9.29	3.61	3.60
Class I1	-0.74	1.71	1.89	8.82	20.58	4.62	4.62
Class R2[1]	-0.95	1.31	1.51	6.75	16.18	4.23	4.23
Class R4[1]	-0.87	1.53	1.74	7.91	18.86	4.50	4.39
Class R5[1]	-0.51	1.77	1.96	9.17	21.44	4.69	4.69
Class R6[1]	-0.63	1.82	2.02	9.43	22.10	4.75	4.74
Index††	-2.14	0.81	1.39	4.13	14.86	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until September 30, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R5	Class R6
Gross (%)	0.81	1.51	0.51	0.91	0.75	0.46	0.40
Net (%)	0.80	1.50	0.50	0.90	0.65	0.45	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the Bloomberg U.S. Aggregate Bond Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. Aggregate Bond Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	5-31-13	10,929	10,929	11,486
Class I1	5-31-13	12,058	12,058	11,486
Class R2[1]	5-31-13	11,618	11,618	11,486
Class R4[1]	5-31-13	11,886	11,886	11,486
Class R5[1]	5-31-13	12,144	12,144	11,486
Class R6[1]	5-31-13	12,210	12,210	11,486
The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares’ maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectus.
[2]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2022, with the same investment held until May 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on December 1, 2022, with the same investment held until May 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2022	Ending value on 5-31-2023	Expenses paid during period ended 5-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,023.30	$4.24	0.84%
	Hypothetical example	1,000.00	1,020.70	4.23	0.84%
Class C	Actual expenses/actual returns	1,000.00	1,019.80	7.70	1.53%
	Hypothetical example	1,000.00	1,017.30	7.70	1.53%
Class I	Actual expenses/actual returns	1,000.00	1,023.10	2.72	0.54%
	Hypothetical example	1,000.00	1,022.20	2.72	0.54%
Class R2	Actual expenses/actual returns	1,000.00	1,022.90	4.64	0.92%
	Hypothetical example	1,000.00	1,020.30	4.63	0.92%
Class R4	Actual expenses/actual returns	1,000.00	1,022.40	3.43	0.68%
	Hypothetical example	1,000.00	1,021.50	3.43	0.68%
Class R5	Actual expenses/actual returns	1,000.00	1,025.20	2.42	0.48%
	Hypothetical example	1,000.00	1,022.50	2.42	0.48%
Class R6	Actual expenses/actual returns	1,000.00	1,023.60	2.17	0.43%
	Hypothetical example	1,000.00	1,022.80	2.17	0.43%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
10	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

Fund’s investments
AS OF 5-31-23
	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 17.9%					$327,764,303
(Cost $343,023,222)
U.S. Government 15.0%					275,236,467
U.S. Treasury
Bond	2.000	02-15-50		49,201,000	33,677,700
Bond	2.375	02-15-42		11,910,000	9,314,923
Bond	2.500	02-15-45		5,970,000	4,636,078
Bond	2.750	11-15-42		6,190,000	5,118,840
Bond	3.000	02-15-49		18,005,000	15,253,611
Bond	3.000	08-15-52		5,490,000	4,665,857
Bond	3.625	02-15-53		13,780,000	13,235,259
Note	1.500	01-31-27		13,230,000	12,133,357
Note	1.875	02-15-32		59,568,000	51,768,315
Note	2.375	03-31-29		5,865,000	5,438,184
Note	2.625	05-31-27		1,895,000	1,805,580
Note	2.750	08-15-32		45,575,000	42,379,409
Note	2.875	05-15-32		53,795,000	50,607,226
Note	3.500	02-15-33		25,505,000	25,202,128
U.S. Government Agency 2.9%					52,527,836
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	4.500	08-01-52		4,269,583	4,134,799
30 Yr Pass Thru	5.000	08-01-52		2,644,669	2,631,753
30 Yr Pass Thru	5.000	10-01-52		3,855,380	3,824,503
30 Yr Pass Thru	5.000	11-01-52		2,160,583	2,135,346
30 Yr Pass Thru	5.000	11-01-52		5,309,395	5,281,806
30 Yr Pass Thru	5.500	11-01-52		3,559,695	3,576,079
Federal National Mortgage Association
30 Yr Pass Thru	4.500	09-01-52		10,161,831	9,895,023
30 Yr Pass Thru	5.000	11-01-52		3,801,682	3,771,235
30 Yr Pass Thru	5.500	10-01-52		2,876,805	2,897,238
30 Yr Pass Thru	5.500	11-01-52		7,035,752	7,046,150

30 Yr Pass Thru	5.500	12-01-52		7,300,302	7,333,904
Foreign government obligations 24.2%					$442,731,368
(Cost $477,155,283)
Australia 1.9%					35,098,456
Commonwealth of Australia	0.500	09-21-26	AUD	3,560,000	2,109,505
Commonwealth of Australia	1.000	12-21-30	AUD	4,435,000	2,403,699
Commonwealth of Australia	1.000	11-21-31	AUD	6,565,000	3,469,929
Commonwealth of Australia	1.750	05-24-34	AUD	8,985,000	4,465,726
New South Wales Treasury Corp.	1.250	03-20-25	AUD	3,440,000	2,137,444
New South Wales Treasury Corp.	1.500	02-20-32	AUD	6,765,000	3,522,008
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	11

	Rate (%)	Maturity date		Par value^	Value
Australia (continued)
New South Wales Treasury Corp.	3.000	05-20-27	AUD	15,385,000	$9,740,489
Western Australian Treasury Corp.	1.500	10-22-30	AUD	7,940,000	4,354,702
Western Australian Treasury Corp.	1.750	10-22-31	AUD	5,325,000	2,894,954
Austria 0.1%					1,462,631
Republic of Austria (A)	0.500	02-20-29	EUR	1,550,000	1,462,631
Brazil 0.7%					12,380,134
Federative Republic of Brazil	10.000	01-01-25	BRL	44,730,000	8,984,732
Federative Republic of Brazil	10.000	01-01-27	BRL	16,995,000	3,395,402
Canada 2.8%					52,268,984
CPPIB Capital, Inc. (A)	2.250	12-01-31	CAD	3,210,000	2,085,613
Government of Canada	1.750	12-01-53	CAD	8,710,000	4,667,405
Government of Canada	2.500	12-01-32	CAD	26,590,000	18,480,980
Government of Canada	2.750	09-01-27	CAD	10,755,000	7,683,071
Province of British Columbia	2.850	06-18-25	CAD	3,408,000	2,436,814
Province of Ontario	1.350	12-02-30	CAD	7,285,000	4,501,298
Province of Ontario	3.450	06-02-45	CAD	3,895,000	2,574,315
Province of Quebec	0.200	04-07-25	EUR	2,695,000	2,713,664
Province of Quebec	1.500	12-15-23	GBP	2,037,000	2,485,882
Province of Quebec	4.250	12-01-43	CAD	6,235,000	4,639,942
China 0.2%					3,015,033
People’s Republic of China	2.690	08-12-26	CNY	21,230,000	3,015,033
Colombia 0.2%					4,358,268
Republic of Colombia	3.250	04-22-32		3,565,000	2,575,827
Republic of Colombia	4.500	03-15-29		1,120,000	974,695
Republic of Colombia	5.625	02-26-44		1,120,000	807,746
Finland 0.4%					6,861,513
Republic of Finland (A)	0.500	09-15-28	EUR	3,180,000	3,035,637
Republic of Finland	2.875	01-18-28	EUR	3,600,000	3,825,876
Germany 0.5%					9,637,571
Federal Republic of Germany, Zero Coupon	0.000	02-15-32	EUR	10,910,000	9,637,571
India 0.7%					12,071,153
Export-Import Bank of India (A)	3.875	02-01-28		3,075,000	2,898,645
Republic of India	5.220	06-15-25	INR	395,190,000	4,635,506
Republic of India	6.100	07-12-31	INR	166,260,000	1,889,667
Republic of India	7.260	02-06-33	INR	146,140,000	1,793,311
Republic of India	7.270	04-08-26	INR	69,990,000	854,024
12	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Indonesia 3.1%					$57,127,579
Republic of Indonesia	1.100	03-12-33	EUR	1,191,000	939,373
Republic of Indonesia (A)	2.150	07-18-24	EUR	3,335,000	3,489,209
Republic of Indonesia	3.050	03-12-51		4,315,000	3,085,225
Republic of Indonesia	3.550	03-31-32		3,440,000	3,159,864
Republic of Indonesia	3.850	10-15-30		1,100,000	1,043,030
Republic of Indonesia	5.125	04-15-27	IDR	30,632,000,000	1,990,309
Republic of Indonesia	6.125	05-15-28	IDR	39,359,000,000	2,631,735
Republic of Indonesia	6.375	08-15-28	IDR	137,015,000,000	9,276,863
Republic of Indonesia	6.375	04-15-32	IDR	28,762,000,000	1,910,474
Republic of Indonesia	6.500	06-15-25	IDR	199,988,000,000	13,524,794
Republic of Indonesia	6.625	05-15-33	IDR	30,647,000,000	2,071,306
Republic of Indonesia	7.500	06-15-35	IDR	19,373,000,000	1,385,111
Republic of Indonesia	7.500	05-15-38	IDR	15,237,000,000	1,085,945
Republic of Indonesia	8.125	05-15-24	IDR	33,251,000,000	2,264,950
Republic of Indonesia	8.375	09-15-26	IDR	49,203,000,000	3,519,899
Republic of Indonesia	8.750	05-15-31	IDR	48,811,000,000	3,713,446
Republic of Indonesia	9.000	03-15-29	IDR	26,967,000,000	2,036,046
Ireland 0.3%					5,751,133
Republic of Ireland	0.200	05-15-27	EUR	2,890,000	2,806,682
Republic of Ireland	0.350	10-18-32	EUR	2,025,000	1,743,705
Republic of Ireland	1.100	05-15-29	EUR	1,230,000	1,200,746
Italy 0.2%					3,037,936
Republic of Italy	1.250	02-17-26		3,387,000	3,037,936
Japan 1.5%					26,815,953
Government of Japan	0.005	03-20-27	JPY	645,000,000	4,631,429
Government of Japan	0.100	12-20-23	JPY	3,087,000,000	22,184,524
Malaysia 1.2%					22,285,466
Government of Malaysia	3.733	06-15-28	MYR	11,880,000	2,585,275
Government of Malaysia	3.828	07-05-34	MYR	16,630,000	3,571,442
Government of Malaysia	3.844	04-15-33	MYR	14,961,000	3,241,696
Government of Malaysia	3.882	03-14-25	MYR	9,635,000	2,107,865
Government of Malaysia	3.899	11-16-27	MYR	16,709,000	3,670,630
Government of Malaysia	3.900	11-30-26	MYR	8,610,000	1,887,361
Government of Malaysia	3.906	07-15-26	MYR	11,410,000	2,506,997
Government of Malaysia	4.498	04-15-30	MYR	11,900,000	2,714,200
Mexico 1.8%					32,340,199
Government of Mexico	5.000	03-06-25	MXN	255,950,000	13,252,853
Government of Mexico	7.500	05-26-33	MXN	192,740,000	9,949,498
Government of Mexico	7.750	05-29-31	MXN	172,250,000	9,137,848
New Zealand 1.7%					31,442,642
Government of New Zealand	0.500	05-15-24	NZD	8,120,000	4,672,556
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	13

	Rate (%)	Maturity date		Par value^	Value
New Zealand (continued)
Government of New Zealand	0.500	05-15-26	NZD	13,985,000	$7,522,082
Government of New Zealand	2.750	04-15-25	NZD	3,500,000	2,031,792
Government of New Zealand	3.500	04-14-33	NZD	8,065,000	4,545,724
Government of New Zealand	4.500	04-15-27	NZD	12,140,000	7,365,791
New Zealand Local Government Funding Agency	1.500	04-15-26	NZD	3,340,000	1,825,922
New Zealand Local Government Funding Agency	2.750	04-15-25	NZD	4,580,000	2,632,897
New Zealand Local Government Funding Agency	4.500	04-15-27	NZD	1,425,000	845,878
Norway 1.5%					26,994,510
Kingdom of Norway (A)	1.250	09-17-31	NOK	56,305,000	4,322,398
Kingdom of Norway (A)	1.375	08-19-30	NOK	31,485,000	2,491,891
Kingdom of Norway (A)	1.500	02-19-26	NOK	17,475,000	1,500,721
Kingdom of Norway (A)	1.750	03-13-25	NOK	54,605,000	4,779,276
Kingdom of Norway (A)	1.750	02-17-27	NOK	43,210,000	3,691,579
Kingdom of Norway (A)	2.125	05-18-32	NOK	53,915,000	4,405,466
Kingdom of Norway (A)	3.500	10-06-42	NOK	11,817,000	1,131,186
Kommunalbanken AS	4.250	07-16-25	AUD	3,480,000	2,266,264
Kommunalbanken AS	5.250	07-15-24	AUD	3,660,000	2,405,729
Philippines 1.3%					23,240,494
Republic of the Philippines	0.875	05-17-27	EUR	5,500,000	5,198,181
Republic of the Philippines	2.625	08-12-25	PHP	438,230,000	7,283,267
Republic of the Philippines	3.625	09-09-25	PHP	162,170,000	2,749,757
Republic of the Philippines	6.125	08-22-28	PHP	249,565,000	4,508,698
Republic of the Philippines	6.250	01-14-36	PHP	202,000,000	3,500,591
Qatar 0.1%					2,655,518
State of Qatar (A)	4.817	03-14-49		2,795,000	2,655,518
Singapore 1.1%					19,733,842
Republic of Singapore	2.375	06-01-25	SGD	14,800,000	10,746,238
Republic of Singapore	3.375	09-01-33	SGD	11,625,000	8,987,604
South Korea 1.7%					31,849,938
Republic of Korea	1.375	12-10-29	KRW	2,754,800,000	1,822,878
Republic of Korea	2.125	06-10-27	KRW	6,326,000,000	4,526,439
Republic of Korea	2.375	03-10-27	KRW	19,564,180,000	14,171,925
Republic of Korea	3.125	09-10-24	KRW	6,155,320,000	4,609,634
Republic of Korea	3.125	09-10-27	KRW	4,303,900,000	3,197,471
Republic of Korea	4.250	12-10-32	KRW	4,408,980,000	3,521,591
United Arab Emirates 0.1%					1,352,813
Government of Abu Dhabi (A)	3.875	04-16-50		1,625,000	1,352,813
14	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
United Kingdom 1.1%					$20,949,602
Government of United Kingdom	0.125	01-31-24	GBP	10,350,000	12,498,933
Government of United Kingdom	0.250	01-31-25	GBP	3,330,000	3,849,428

Government of United Kingdom	4.250	12-07-27	GBP	3,695,000	4,601,241
Corporate bonds 42.5%					$777,605,215
(Cost $886,379,158)
Communication services 4.2%					76,748,597
Diversified telecommunication services 0.1%
Cellnex Telecom SA	1.875	06-26-29	EUR	1,400,000	1,273,730
CT Trust (A)	5.125	02-03-32		438,000	345,239
Entertainment 0.1%
WMG Acquisition Corp. (A)	3.000	02-15-31		1,545,000	1,245,656
Interactive media and services 0.1%
Match Group Holdings II LLC (A)	4.125	08-01-30		2,690,000	2,283,084
Media 2.3%
CCO Holdings LLC (A)	4.250	02-01-31		745,000	596,775
CCO Holdings LLC (A)	4.500	06-01-33		2,340,000	1,786,273
Charter Communications Operating LLC	2.800	04-01-31		2,985,000	2,387,631
Charter Communications Operating LLC	5.125	07-01-49		9,175,000	6,986,773
Charter Communications Operating LLC	5.750	04-01-48		5,180,000	4,287,374
Charter Communications Operating LLC	6.484	10-23-45		3,205,000	2,900,603
Globo Comunicacao e Participacoes SA (A)	4.875	01-22-30		3,410,000	2,774,035
Globo Comunicacao e Participacoes SA (A)	5.500	01-14-32		2,790,000	2,225,583
LCPR Senior Secured Financing DAC (A)	5.125	07-15-29		3,535,000	2,930,144
News Corp. (A)	3.875	05-15-29		7,765,000	6,817,961
Sirius XM Radio, Inc. (A)	4.125	07-01-30		4,245,000	3,338,670
Virgin Media Secured Finance PLC (A)	4.500	08-15-30		2,250,000	1,869,880
Virgin Media Secured Finance PLC (A)	5.500	05-15-29		3,814,000	3,427,993
Wireless telecommunication services 1.6%
Sprint LLC	7.625	02-15-25		1,720,000	1,762,331
T-Mobile USA, Inc.	2.625	02-15-29		1,965,000	1,717,836
T-Mobile USA, Inc.	2.875	02-15-31		1,815,000	1,550,812
T-Mobile USA, Inc.	3.375	04-15-29		2,160,000	1,954,927
T-Mobile USA, Inc.	3.500	04-15-31		3,600,000	3,206,640
T-Mobile USA, Inc.	3.875	04-15-30		5,400,000	5,010,111
T-Mobile USA, Inc.	4.750	02-01-28		740,000	726,801
Vmed O2 UK Financing I PLC (A)	3.250	01-31-31	EUR	3,235,000	2,737,255
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	15

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Wireless telecommunication services (continued)
Vmed O2 UK Financing I PLC (A)	4.250	01-31-31		13,165,000	$10,604,480
Consumer discretionary 5.2%					94,988,979
Automobiles 1.1%
BMW Finance NV	1.000	11-14-24	EUR	1,495,000	1,540,138
Ford Motor Company	3.250	02-12-32		2,915,000	2,215,028
Ford Motor Credit Company LLC	2.748	06-14-24	GBP	1,490,000	1,765,900
Ford Motor Credit Company LLC	2.900	02-16-28		1,605,000	1,355,127
Ford Motor Credit Company LLC	3.625	06-17-31		5,870,000	4,747,127
Ford Motor Credit Company LLC	4.000	11-13-30		3,145,000	2,642,714
Ford Motor Credit Company LLC	4.125	08-17-27		740,000	668,464
Ford Motor Credit Company LLC	4.542	08-01-26		2,085,000	1,949,816
Ford Motor Credit Company LLC	4.950	05-28-27		3,315,000	3,102,829
Broadline retail 0.2%
MercadoLibre, Inc.	2.375	01-14-26		1,125,000	1,030,765
MercadoLibre, Inc.	3.125	01-14-31		3,665,000	2,990,228
Diversified consumer services 0.7%
Duke University	3.299	10-01-46		3,833,000	3,000,528
Massachusetts Institute of Technology	2.989	07-01-50		2,290,000	1,686,916
President and Fellows of Harvard College	3.300	07-15-56		3,515,000	2,668,194
The Washington University	3.524	04-15-54		7,585,000	6,044,448
Hotels, restaurants and leisure 3.2%
Carnival Corp. (A)	5.750	03-01-27		6,825,000	5,842,449
Hilton Domestic Operating Company, Inc. (A)	3.625	02-15-32		4,190,000	3,464,549
Hilton Domestic Operating Company, Inc.	4.875	01-15-30		1,300,000	1,208,591
Hyatt Hotels Corp.	5.750	04-23-30		3,416,000	3,442,055
MGM Resorts International	4.750	10-15-28		470,000	428,333
New Red Finance, Inc. (A)	3.500	02-15-29		4,854,000	4,300,406
New Red Finance, Inc. (A)	3.875	01-15-28		1,833,000	1,680,955
New Red Finance, Inc. (A)	4.000	10-15-30		12,599,000	10,815,909
Royal Caribbean Cruises, Ltd. (A)	5.500	04-01-28		5,700,000	5,236,406
Travel + Leisure Company (A)	4.500	12-01-29		4,124,000	3,495,296
Travel + Leisure Company (A)	6.625	07-31-26		1,723,000	1,706,993
Yum! Brands, Inc.	3.625	03-15-31		9,300,000	7,945,872
Yum! Brands, Inc.	4.625	01-31-32		4,030,000	3,665,207
Yum! Brands, Inc. (A)	4.750	01-15-30		4,630,000	4,347,736
Consumer staples 2.9%					53,713,863
Beverages 0.2%
Becle SAB de CV (A)	2.500	10-14-31		3,855,000	3,089,320
16	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer staples (continued)
Food products 2.5%
Darling Ingredients, Inc. (A)	6.000	06-15-30		2,820,000	$2,774,804
JBS USA LUX SA (A)	3.625	01-15-32		4,805,000	3,887,758
JBS USA LUX SA (A)	5.750	04-01-33		3,010,000	2,806,976
Kraft Heinz Foods Company	4.250	03-01-31		5,535,000	5,302,985
Kraft Heinz Foods Company	4.375	06-01-46		1,180,000	992,332
Kraft Heinz Foods Company	4.625	10-01-39		3,460,000	3,085,901
Kraft Heinz Foods Company	6.875	01-26-39		5,790,000	6,481,873
Kraft Heinz Foods Company (A)	7.125	08-01-39		750,000	833,679
MARB BondCo PLC (A)	3.950	01-29-31		6,410,000	4,663,583
NBM US Holdings, Inc. (A)	7.000	05-14-26		3,158,000	3,074,945
Post Holdings, Inc. (A)	4.500	09-15-31		1,210,000	1,024,001
Post Holdings, Inc. (A)	4.625	04-15-30		4,235,000	3,708,563
Post Holdings, Inc. (A)	5.500	12-15-29		1,050,000	976,208
Post Holdings, Inc. (A)	5.625	01-15-28		6,520,000	6,286,589
Personal care products 0.2%
Natura & Company Luxembourg Holdings Sarl (A)(B)	6.000	04-19-29		1,860,000	1,661,160
Natura Cosmeticos SA (A)	4.125	05-03-28		3,645,000	3,063,186
Energy 6.6%					121,476,944
Oil, gas and consumable fuels 6.6%
Aker BP ASA (A)	3.750	01-15-30		3,615,000	3,224,822
Antero Resources Corp. (A)	5.375	03-01-30		3,725,000	3,424,486
Cenovus Energy, Inc.	3.500	02-07-28	CAD	2,280,000	1,578,079
Cenovus Energy, Inc.	5.250	06-15-37		886,000	823,818
Cenovus Energy, Inc.	5.400	06-15-47		3,483,000	3,121,561
Cenovus Energy, Inc.	6.750	11-15-39		8,785,000	9,180,633
Cheniere Energy Partners LP	4.000	03-01-31		7,610,000	6,697,473
Continental Resources, Inc. (A)	2.875	04-01-32		5,519,000	4,237,409
Continental Resources, Inc. (A)	5.750	01-15-31		6,796,000	6,474,016
Ecopetrol SA	4.625	11-02-31		2,125,000	1,615,241
Ecopetrol SA	5.375	06-26-26		1,115,000	1,062,640
Ecopetrol SA	5.875	05-28-45		1,130,000	743,857
Ecopetrol SA	6.875	04-29-30		2,250,000	2,014,064
Enbridge, Inc.	3.125	11-15-29		4,410,000	3,949,457
Enterprise Products Operating LLC	3.125	07-31-29		6,165,000	5,564,957
EQT Corp. (A)(B)	3.625	05-15-31		11,275,000	9,610,021
EQT Corp.	3.900	10-01-27		1,464,000	1,360,093
Kinder Morgan, Inc.	5.300	12-01-34		2,695,000	2,585,612
MC Brazil Downstream Trading SARL (A)	7.250	06-30-31		4,409,601	3,233,303
Medco Bell Pte, Ltd. (A)	6.375	01-30-27		760,000	685,410
Medco Oak Tree Pte, Ltd. (A)	7.375	05-14-26		2,275,000	2,172,625
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	17

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Occidental Petroleum Corp.	3.200	08-15-26		698,000	$638,670
Occidental Petroleum Corp.	3.400	04-15-26		3,255,000	3,015,318
Occidental Petroleum Corp.	6.125	01-01-31		3,520,000	3,577,200
Occidental Petroleum Corp.	6.625	09-01-30		5,275,000	5,499,188
Occidental Petroleum Corp.	7.500	05-01-31		1,545,000	1,678,025
Ovintiv, Inc.	6.500	08-15-34		3,015,000	3,036,629
Ovintiv, Inc.	6.500	02-01-38		2,670,000	2,644,547
Pertamina Persero PT (A)	3.100	01-21-30		1,000,000	883,718
Pertamina Persero PT (A)	3.650	07-30-29		1,085,000	1,003,625
Petrorio Luxembourg Trading Sarl (A)	6.125	06-09-26		2,400,000	2,271,394
QatarEnergy (A)	2.250	07-12-31		1,775,000	1,494,718
QatarEnergy (A)	3.300	07-12-51		1,405,000	1,008,678
Southwestern Energy Company	5.700	01-23-25		75,000	74,524
Targa Resources Partners LP	4.000	01-15-32		2,375,000	2,036,040
The Williams Companies, Inc.	3.500	11-15-30		6,945,000	6,225,328
TransCanada PipeLines, Ltd.	4.100	04-15-30		6,900,000	6,403,585
Transcontinental Gas Pipe Line Company LLC	3.250	05-15-30		585,000	521,258
Var Energi ASA (A)	7.500	01-15-28		2,570,000	2,677,536
Western Midstream Operating LP	4.300	02-01-30		3,855,000	3,427,386
Financials 6.5%					118,281,436
Banks 4.3%
Asian Development Bank	3.400	09-10-27	AUD	3,215,000	2,037,115
Asian Development Bank	3.500	05-30-24	NZD	3,050,000	1,796,126
Asian Development Bank	3.750	08-18-25	NZD	3,120,000	1,821,855
Bank of Montreal (7.325% to 11-26-27, then 5 Year Canada Government Bond Yield + 4.098%)	7.325	11-26-82	CAD	6,050,000	4,391,119
European Investment Bank	0.250	01-20-32	EUR	5,395,000	4,601,894
European Investment Bank (SONIA + 0.350%) (C)	4.593	06-29-23	GBP	2,080,000	2,587,907
Inter-American Development Bank	2.700	01-29-26	AUD	2,852,000	1,793,788
Inter-American Development Bank	2.750	10-30-25	AUD	2,380,000	1,503,851
International Bank for Reconstruction & Development	1.800	01-19-27	CAD	3,150,000	2,152,280
International Bank for Reconstruction & Development	1.900	01-16-25	CAD	2,530,000	1,782,406
18	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Banks (continued)
International Bank for Reconstruction & Development	2.500	01-24-24	NZD	3,951,000	$2,329,382
International Bank for Reconstruction & Development	4.250	07-29-27	NZD	5,182,000	3,047,369
International Bank for Reconstruction & Development	6.750	02-04-24	BRL	3,200,000	609,818
International Finance Corp.	0.500	10-08-25	NOK	38,660,000	3,215,021
International Finance Corp.	2.550	09-18-23	CNY	15,030,000	2,114,956
International Finance Corp.	3.600	02-24-26	AUD	4,035,000	2,600,301
KfW	1.250	08-28-23	NOK	21,200,000	1,897,389
Nordea Eiendomskreditt AS (3 month NIBOR + 0.300%) (C)	3.670	06-21-23	NOK	28,000,000	2,522,704
Nordea Eiendomskreditt AS (3 month NIBOR + 0.340%) (C)	3.700	06-19-24	NOK	22,000,000	1,985,256
Nordic Investment Bank	1.875	04-10-24	NOK	14,710,000	1,298,936
Nordic Investment Bank	3.000	08-23-27	NOK	18,960,000	1,655,491
Nykredit Realkredit A/S	1.000	07-01-25	DKK	13,680,000	1,872,264
QNB Finance, Ltd.	3.500	03-28-24		1,285,000	1,263,091
Realkredit Danmark A/S	1.000	01-01-26	DKK	20,470,000	2,770,540
Royal Bank of Canada (4.200% to 2-24-27, then 5 Year Canada Government Bond Yield + 2.710%) (D)	4.200	02-24-27	CAD	3,040,000	1,681,932
The Bank of Nova Scotia (8.625% to 10-27-27, then 5 Year CMT + 4.389%)	8.625	10-27-82		4,375,000	4,494,491
The Toronto-Dominion Bank (8.125% to 10-31-27, then 5 Year CMT + 4.075%)	8.125	10-31-82		4,375,000	4,483,588
U.S. Bancorp	0.850	06-07-24	EUR	9,600,000	9,769,287
U.S. Bancorp	1.375	07-22-30		2,090,000	1,588,276
U.S. Bancorp (3.700% to 1-15-27, then 5 Year CMT + 2.541%) (D)	3.700	01-15-27		3,300,000	2,406,447
Capital markets 1.1%
MSCI, Inc. (A)	3.250	08-15-33		1,875,000	1,501,739
MSCI, Inc. (A)	3.625	09-01-30		7,800,000	6,688,945
MSCI, Inc. (A)	3.625	11-01-31		3,952,000	3,299,363
MSCI, Inc. (A)	3.875	02-15-31		4,820,000	4,149,085
The Goldman Sachs Group, Inc.	0.250	01-26-28	EUR	670,000	602,048
The Goldman Sachs Group, Inc.	1.375	05-15-24	EUR	1,677,000	1,748,987
The Goldman Sachs Group, Inc.	2.000	11-01-28	EUR	1,688,000	1,637,952
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	19

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Financial services 0.6%
Berkshire Hathaway Finance Corp.	2.375	06-19-39	GBP	2,250,000	$1,896,649
Berkshire Hathaway Finance Corp.	4.200	08-15-48		2,315,000	2,068,754
Berkshire Hathaway, Inc., Zero Coupon	0.000	03-12-25	EUR	3,780,000	3,795,156
Fidelity National Information Services, Inc.	1.500	05-21-27	EUR	2,980,000	2,897,574
Fiserv, Inc.	1.125	07-01-27	EUR	1,100,000	1,062,072
Swiss Insured Brazil Power Finance Sarl (A)	9.850	07-16-32	BRL	1,380,526	242,210
Insurance 0.5%
American International Group, Inc. (8.175% to 5-15-38, then 3 month LIBOR + 4.195%)	8.175	05-15-58		7,990,000	8,616,022
Health care 3.8%					69,107,339
Health care equipment and supplies 0.4%
Becton Dickinson Euro Finance Sarl	1.208	06-04-26	EUR	2,800,000	2,795,508
Boston Scientific Corp.	0.625	12-01-27	EUR	4,250,000	4,003,715
Health care providers and services 2.9%
Centene Corp.	2.500	03-01-31		4,160,000	3,329,082
Centene Corp.	3.000	10-15-30		7,975,000	6,672,204
Centene Corp.	3.375	02-15-30		8,305,000	7,160,654
Centene Corp.	4.625	12-15-29		1,170,000	1,085,058
HCA, Inc.	3.500	09-01-30		18,875,000	16,688,659
HCA, Inc.	4.125	06-15-29		10,315,000	9,577,203
HCA, Inc.	5.500	06-01-33		3,515,000	3,508,364
Rede D’or Finance Sarl (A)	4.500	01-22-30		1,336,000	1,124,780
Rede D’or Finance Sarl (A)(B)	4.950	01-17-28		2,126,000	1,924,466
UnitedHealth Group, Inc.	0.550	05-15-24		1,940,000	1,853,733
Life sciences tools and services 0.3%
Thermo Fisher Scientific, Inc.	0.500	03-01-28	EUR	2,130,000	1,995,737
Thermo Fisher Scientific, Inc.	0.750	09-12-24	EUR	1,699,000	1,749,250
Thermo Fisher Scientific, Inc.	1.400	01-23-26	EUR	2,566,000	2,593,932
Pharmaceuticals 0.2%
Allergan Funding SCS	1.250	06-01-24	EUR	1,870,000	1,922,810
Allergan Funding SCS	2.625	11-15-28	EUR	1,145,000	1,122,184
Industrials 4.7%					85,546,341
Aerospace and defense 0.8%
Airbus SE	1.625	06-09-30	EUR	1,135,000	1,077,742
DAE Funding LLC (A)	3.375	03-20-28		2,895,000	2,631,248
20	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Aerospace and defense (continued)
The Boeing Company	5.150	05-01-30		9,980,000	$9,898,125
The Boeing Company	5.805	05-01-50		1,445,000	1,414,656
Air freight and logistics 0.1%
Simpar Finance Sarl (A)	10.750	02-12-28	BRL	11,993,000	1,679,070
Building products 0.0%
Johnson Controls International PLC	0.375	09-15-27	EUR	1,080,000	1,000,365
Construction and engineering 0.3%
AECOM	5.125	03-15-27		5,058,000	4,880,970
Ground transportation 0.5%
Indian Railway Finance Corp., Ltd. (A)	3.249	02-13-30		2,545,000	2,240,050
Movida Europe SA (A)	5.250	02-08-31		1,085,000	845,493
The Hertz Corp. (A)	5.000	12-01-29		3,955,000	3,175,181
Uber Technologies, Inc. (A)	8.000	11-01-26		2,400,000	2,447,669
Passenger airlines 2.2%
American Airlines, Inc. (A)	5.500	04-20-26		4,460,000	4,377,046
American Airlines, Inc. (A)	5.750	04-20-29		3,630,000	3,478,242
Delta Air Lines 2020-1 Class A Pass Through Trust	2.500	06-10-28		1,606,263	1,378,809
Delta Air Lines, Inc.	2.900	10-28-24		3,380,000	3,261,054
Delta Air Lines, Inc. (B)	4.375	04-19-28		4,580,000	4,292,717
Delta Air Lines, Inc. (A)	4.750	10-20-28		18,098,000	17,483,085
Delta Air Lines, Inc.	7.375	01-15-26		2,535,000	2,660,919
United Airlines, Inc. (A)	4.625	04-15-29		2,940,000	2,663,177
Trading companies and distributors 0.8%
United Rentals North America, Inc.	3.875	02-15-31		6,810,000	5,842,862
United Rentals North America, Inc.	4.000	07-15-30		2,620,000	2,293,006
United Rentals North America, Inc.	4.875	01-15-28		5,175,000	4,937,012
United Rentals North America, Inc.	5.500	05-15-27		1,608,000	1,587,843
Information technology 0.8%					14,510,859
IT services 0.3%
Gartner, Inc. (A)	3.750	10-01-30		6,885,000	6,038,462
Technology hardware, storage and peripherals 0.5%
Apple, Inc., Zero Coupon	0.000	11-15-25	EUR	2,350,000	2,324,607
CDW LLC	4.250	04-01-28		2,675,000	2,472,216
Dell International LLC	8.350	07-15-46		3,112,000	3,675,574
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	21

	Rate (%)	Maturity date		Par value^	Value
Materials 3.2%					$58,694,705
Chemicals 0.5%
Braskem Idesa SAPI (A)	6.990	02-20-32		2,345,000	1,606,723
Braskem Netherlands Finance BV (A)	4.500	01-31-30		2,328,000	1,965,523
Braskem Netherlands Finance BV (A)	5.875	01-31-50		990,000	773,111
Ecolab, Inc.	1.000	01-15-24	EUR	2,705,000	2,840,597
FS Luxembourg Sarl (A)	10.000	12-15-25		1,988,000	2,005,029
Construction materials 0.2%
Cemex SAB de CV (A)	3.875	07-11-31		5,755,000	4,784,112
Containers and packaging 1.4%
Ardagh Metal Packaging Finance USA LLC (A)	3.000	09-01-29	EUR	1,495,000	1,172,669
Ardagh Metal Packaging Finance USA LLC (A)	3.250	09-01-28		4,345,000	3,709,645
Avery Dennison Corp.	1.250	03-03-25	EUR	2,100,000	2,120,081
Ball Corp.	2.875	08-15-30		10,615,000	8,773,035
Ball Corp.	6.875	03-15-28		5,495,000	5,621,881
Berry Global, Inc. (A)	5.625	07-15-27		3,790,000	3,737,888
Metals and mining 1.1%
Cleveland-Cliffs, Inc. (A)	4.875	03-01-31		3,640,000	3,110,504
CSN Islands XI Corp. (A)	6.750	01-28-28		4,110,000	3,807,658
Freeport-McMoRan, Inc.	4.125	03-01-28		635,000	595,674
Freeport-McMoRan, Inc.	4.625	08-01-30		4,475,000	4,190,051
Freeport-McMoRan, Inc.	5.450	03-15-43		8,690,000	7,880,524
Real estate 1.6%					30,263,666
Hotel and resort REITs 0.1%
Host Hotels & Resorts LP	3.375	12-15-29		970,000	823,649
Host Hotels & Resorts LP	3.500	09-15-30		975,000	825,044
Specialized REITs 1.5%
American Tower Corp.	0.500	01-15-28	EUR	2,035,000	1,844,207
American Tower Corp.	1.950	05-22-26	EUR	1,450,000	1,456,696
American Tower Trust I (A)	5.490	03-15-28		3,605,000	3,665,967
Crown Castle, Inc.	2.250	01-15-31		660,000	541,224
SBA Communications Corp.	3.125	02-01-29		4,325,000	3,643,107
SBA Communications Corp.	3.875	02-15-27		10,610,000	9,779,323
VICI Properties LP (A)	4.125	08-15-30		3,450,000	3,023,908
VICI Properties LP (A)	4.625	12-01-29		1,395,000	1,271,419
VICI Properties LP	5.125	05-15-32		3,630,000	3,389,122
Utilities 3.0%					54,272,486
Electric utilities 2.1%
Brazos Securitization LLC (A)	5.014	09-01-31		3,540,000	3,517,914
EDP Finance BV	0.375	09-16-26	EUR	545,000	526,452
22	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Utilities (continued)
Electric utilities (continued)
Emera, Inc. (6.750% to 6-15-26, then 3 month LIBOR + 5.440% to 6-15-46, then 3 month LIBOR + 6.190%)	6.750	06-15-76		6,065,000	$5,807,238
FirstEnergy Corp.	2.250	09-01-30		3,545,000	2,880,313
FirstEnergy Corp.	2.650	03-01-30		5,100,000	4,328,625
FirstEnergy Corp.	4.150	07-15-27		4,060,000	3,886,191
FirstEnergy Corp.	7.375	11-15-31		7,070,000	8,181,263
Israel Electric Corp., Ltd. (A)	6.875	06-21-23		1,415,000	1,414,066
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (A)	4.125	05-15-27		1,414,000	1,353,905
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (A)	5.450	05-21-28		3,805,000	3,814,513
Rayburn Country Securitization LLC (A)	3.354	12-01-49		2,410,000	1,757,152
United Electric Securitization LLC (A)	5.109	06-01-31		830,000	831,406
Independent power and renewable electricity producers 0.7%
DPL, Inc.	4.125	07-01-25		5,515,000	5,259,178
Greenko Dutch BV (A)	3.850	03-29-26		2,688,400	2,372,513
Greenko Solar Mauritius, Ltd. (A)	5.550	01-29-25		1,660,000	1,583,640
Greenko Wind Projects Mauritius, Ltd. (A)	5.500	04-06-25		3,690,000	3,494,219
The AES Corp. (A)	3.950	07-15-30		725,000	647,602
Multi-utilities 0.2%
E.ON SE	0.375	09-29-27	EUR	1,360,000	1,287,023

Engie SA	0.375	06-21-27	EUR	1,400,000	1,329,273
Convertible bonds 1.9%					$35,869,560
(Cost $42,640,888)
Communication services 0.4%					6,888,699
Media 0.4%
Liberty Broadband Corp. (A)	3.125	03-31-53		4,780,000	4,526,660
Liberty Media Corp. (A)	0.500	12-01-50		2,275,000	2,362,039
Consumer discretionary 0.5%					10,388,290
Hotels, restaurants and leisure 0.4%
Carnival Corp. (A)	5.750	12-01-27		4,450,000	5,206,500
Marriott Vacations Worldwide Corp. (A)	3.250	12-15-27		2,485,000	2,358,265
Specialty retail 0.1%
Burlington Stores, Inc. (B)	2.250	04-15-25		2,820,000	2,823,525
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	23

	Rate (%)	Maturity date	Par value^	Value
Industrials 1.0%				$18,592,571
Ground transportation 0.2%
Uber Technologies, Inc. (E)	4.304	12-15-25	4,555,000	4,085,612
Passenger airlines 0.8%
Air Canada	4.000	07-01-25	2,300,000	2,835,838
American Airlines Group, Inc.	6.500	07-01-25	6,240,000	7,210,626

Southwest Airlines Company	1.250	05-01-25	4,210,000	4,460,495
Municipal bonds 1.6%				$29,000,656
(Cost $28,993,881)
City of Jacksonville (Florida)	2.050	10-01-31	2,395,000	1,964,811
City of San Antonio (Texas)	5.718	02-01-41	1,185,000	1,277,577
Commonwealth of Massachusetts	2.900	09-01-49	2,430,000	1,746,707
Louisiana Local Government Environmental Facilities & Community Development Authority	5.198	12-01-39	3,580,000	3,662,007
Massachusetts Water Resources Authority	3.224	08-01-44	5,365,000	4,138,222
South Carolina Public Service Authority	5.740	01-01-30	1,215,000	1,253,285
State Board of Administration Finance Corp. (Florida)	1.705	07-01-27	2,282,000	2,036,826
State Board of Administration Finance Corp. (Florida)	2.154	07-01-30	1,646,000	1,390,181
State of Minnesota	2.625	06-01-37	3,630,000	2,812,722
University of Virginia	2.256	09-01-50	9,530,000	5,912,954

University of Washington	2.618	04-01-42	3,965,000	2,805,364
Term loans 0.7%				$13,063,153
(Cost $13,270,305)
Industrials 0.7%				13,063,153
Passenger airlines 0.7%
AAdvantage Loyalty IP, Ltd., 2021 Term Loan (3 month LIBOR + 4.750%)	10.000	04-20-28	2,925,000	2,934,594
Mileage Plus Holdings LLC , 2020 Term Loan B (3 month LIBOR + 5.250%)	10.213	06-21-27	4,131,000	4,272,569

United Airlines, Inc., 2021 Term Loan B (1 month LIBOR + 3.750%)	8.888	04-21-28	5,895,312	5,855,990
Collateralized mortgage obligations 6.1%				$112,521,791
(Cost $114,076,163)
Commercial and residential 4.3%				79,036,622
Arroyo Mortgage Trust
Series 2019-1, Class A1 (A)(F)	3.805	01-25-49	1,002,943	944,614
BAMLL Commercial Mortgage Securities Trust
24	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2018-DSNY, Class A (1 month LIBOR + 0.850%) (A)(C)	5.958	09-15-34	5,440,000	$5,394,370
BOCA Commercial Mortgage Trust
Series 2022-BOCA, Class A (1 month CME Term SOFR + 1.770%) (A)(C)	6.829	05-15-39	2,300,000	2,273,334
BX Commercial Mortgage Trust
Series 2019-XL, Class A (1 month CME Term SOFR + 1.034%) (A)(C)	6.094	10-15-36	4,721,561	4,688,980
Series 2021-CIP, Class A (1 month LIBOR + 0.921%) (A)(C)	6.028	12-15-38	2,270,000	2,200,986
Series 2021-VOLT, Class A (1 month LIBOR + 0.700%) (A)(C)	5.807	09-15-36	2,595,000	2,507,678
BX Trust
Series 2022-CLS, Class A (A)	5.760	10-13-27	2,920,000	2,831,318
Series 2022-GPA, Class A (1 month CME Term SOFR + 2.165%) (A)(C)	7.224	10-15-39	3,935,000	3,932,530
Series 2022-GPA, Class B (1 month CME Term SOFR + 2.664%) (A)(C)	7.723	10-15-39	2,360,000	2,354,083
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class A (1 month LIBOR + 1.070%) (A)(C)	6.177	12-15-37	2,141,400	2,117,103
Century Plaza Towers
Series 2019-CPT, Class A (A)	2.865	11-13-39	5,760,000	4,685,981
Citigroup Commercial Mortgage Trust
Series 2023-SMRT, Class A (A)(F)	6.015	06-10-28	2,345,000	2,381,299
COLT Mortgage Loan Trust
Series 2022-5, Class A1 (A)(F)	4.550	04-25-67	1,647,864	1,609,628
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class A (1 month LIBOR + 0.980%) (A)(C)	6.087	05-15-36	4,997,567	4,966,478
Series 2019-NQM1, Class A1 (2.656% to 11-1-23, then 3.656% thereafter) (A)	2.656	10-25-59	291,740	278,132
DBCG Mortgage Trust
Series 2017-BBG, Class A (1 month LIBOR + 0.700%) (A)(C)	5.808	06-15-34	3,585,000	3,542,035
GCAT Trust
Series 2022-NQM4, Class A1 (5.269% to 8-1-26, then 6.269% thereafter) (A)	5.269	08-25-67	1,909,613	1,875,041
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (A)	0.350	05-19-47	9,795,703	101,992
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	25

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2007-4, Class ES IO	0.350	07-19-47	10,079,017	$132,424
Series 2007-6, Class ES IO (A)	0.343	08-19-37	10,354,202	128,016
InTown Mortgage Trust
Series 2022-STAY, Class A (1 month CME Term SOFR + 2.489%) (A)(C)	7.548	08-15-39	3,215,000	3,213,997
Series 2022-STAY, Class C (1 month CME Term SOFR + 3.685%) (A)(C)	8.744	08-15-39	980,000	972,632
Life Mortgage Trust
Series 2022-BMR2, Class A1 (1 month CME Term SOFR + 1.295%) (A)(C)	6.355	05-15-39	4,805,000	4,703,662
Series 2022-BMR2, Class B (1 month CME Term SOFR + 1.794%) (A)(C)	6.853	05-15-39	5,255,000	5,131,732
Series 2022-BMR2, Class C (1 month CME Term SOFR + 2.093%) (A)(C)	7.152	05-15-39	2,425,000	2,349,022
New Residential Mortgage Loan Trust
Series 2017-5A, Class A1 (1 month LIBOR + 1.500%) (A)(C)	6.638	06-25-57	413,867	405,153
SCOTT Trust
Series 2023-SFS, Class A (A)	5.910	03-15-40	4,550,000	4,609,304
Towd Point Mortgage Trust
Series 2017-2, Class A1 (A)(F)	2.750	04-25-57	93,698	92,460
Series 2017-3, Class A1 (A)(F)	2.750	07-25-57	313,668	304,526
Verus Securitization Trust
Series 2022-4, Class A1 (4.474% to 4-1-26, then 5.474% thereafter) (A)	4.474	04-25-67	4,835,833	4,644,826
Series 2022-8, Class A2 (6.127% to 10-1-26, then 7.127% thereafter) (A)	6.127	09-25-67	1,164,677	1,148,908
Series 2022-INV1, Class A1 (5.041% to 8-1-26, then 6.041% thereafter) (A)	5.041	08-25-67	2,565,164	2,514,378
U.S. Government Agency 1.8%				33,485,169
Federal Home Loan Mortgage Corp.
Series 2022-DNA3, Class M1A (1 month SOFR + 2.000%) (A)(C)	6.973	04-25-42	3,667,870	3,685,394
Series 2022-DNA4, Class M1A (1 month SOFR + 2.200%) (A)(C)	7.173	05-25-42	3,519,232	3,549,127
Series 2022-DNA4, Class M1B (1 month SOFR + 3.350%) (A)(C)	8.323	05-25-42	3,635,000	3,671,323
26	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2022-DNA7, Class M1A (1 month SOFR + 2.500%) (A)(C)	7.473	03-25-52	2,785,598	$2,807,354
Series 2022-HQA1, Class M1B (1 month SOFR + 3.500%) (A)(C)	8.473	03-25-42	365,000	369,106
Series 2022-HQA2, Class M1B (1 month SOFR + 4.000%) (A)(C)	8.973	07-25-42	1,550,000	1,584,875
Federal National Mortgage Association
Series 2022-R01, Class 1M1 (1 month SOFR + 1.000%) (A)(C)	5.973	12-25-41	1,093,979	1,087,353
Series 2022-R03, Class 1M1 (1 month SOFR + 2.100%) (A)(C)	7.073	03-25-42	444,016	446,173
Series 2022-R04, Class 1M1 (1 month SOFR + 2.000%) (A)(C)	6.973	03-25-42	1,277,522	1,282,903
Series 2022-R05, Class 2M1 (1 month SOFR + 1.900%) (A)(C)	6.873	04-25-42	2,331,620	2,335,368
Series 2022-R06, Class 1M1 (1 month SOFR + 2.750%) (A)(C)	7.723	05-25-42	1,704,034	1,742,997
Series 2022-R07, Class 1M1 (1 month SOFR + 2.950%) (A)(C)	7.931	06-25-42	2,862,619	2,920,759
Series 2022-R09, Class 2M1 (1 month SOFR + 2.500%) (A)(C)	7.481	09-25-42	3,347,663	3,360,183
Series 2023-R01, Class 1M1 (1 month SOFR + 2.400%) (A)(C)	7.381	12-25-42	2,442,650	2,459,843

Series 2023-R03, Class 2M1 (1 month SOFR + 2.500%) (A)(C)	7.315	04-25-43	2,161,317	2,182,411
Asset backed securities 2.0%				$35,732,560
(Cost $36,162,092)
Asset backed securities 2.0%				35,732,560
DataBank Issuer
Series 2023-1A, Class A2 (A)	5.116	02-25-53	2,530,000	2,362,991
DB Master Finance LLC
Series 2017-1A, Class A2II (A)	4.030	11-20-47	1,866,575	1,727,969
Series 2019-1A, Class A2II (A)	4.021	05-20-49	1,751,750	1,649,718
Domino’s Pizza Master Issuer LLC
Series 2015-1A, Class A2II (A)	4.474	10-25-45	3,613,775	3,473,568
FirstKey Homes Trust
Series 2020-SFR2, Class A (A)	1.266	10-19-37	1,512,736	1,369,192
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	27

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2022-SFR3, Class A (A)	4.250	07-17-38	2,235,000	$2,148,063
MetroNet Infrastructure Issuer LLC
Series 2022-1A, Class A2 (A)	6.350	10-20-52	3,265,000	3,212,629
MVW LLC
Series 2022-2A, Class A (A)	6.110	10-21-41	3,835,627	3,912,168
MVW Owner Trust
Series 2018-1A, Class A (A)	3.450	01-21-36	430,463	417,855
OCCU Auto Receivables Trust
Series 2022-1A, Class A2 (A)	5.420	03-15-26	4,448,973	4,431,932
Taco Bell Funding LLC
Series 2016-1A, Class A23 (A)	4.970	05-25-46	4,418,000	4,287,890
T-Mobile US Trust
Series 2022-1A, Class A (A)	4.910	05-22-28	3,520,000	3,504,952
Verizon Master Trust
Series 2023-1, Class A (4.490% to 1-20-26, then 5.240% thereafter)	4.490	01-22-29	3,265,000	3,233,633

	Shares	Value
Preferred securities 1.3%		$24,687,163
(Cost $27,689,836)
Financials 0.4%		8,224,831
Banks 0.4%
U.S. Bancorp, 5.500% (B)	135,700	3,084,461
Wells Fargo & Company, 5.850% (5.850% to 9-15-23, then 3 month LIBOR + 3.090%) (B)	165,630	4,102,655
Capital markets 0.0%
Stifel Financial Corp., 4.500%	66,435	1,037,715
Utilities 0.9%		16,462,332
Electric utilities 0.6%
NextEra Energy, Inc., 6.926% (B)	255,000	11,689,200
Independent power and renewable electricity producers 0.3%
The AES Corp., 6.875%	61,100	4,773,132

	Yield (%)	Shares	Value
Short-term investments 1.5%			$27,253,122
(Cost $27,260,522)
Short-term funds 1.5%			27,253,122
John Hancock Collateral Trust (G)	4.5317(H)	2,726,567	27,253,122

Total investments (Cost $1,996,651,350) 99.7%	$1,826,228,891
Other assets and liabilities, net 0.3%	5,062,927
Total net assets 100.0%	$1,831,291,818

28	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
NIBOR	Norwegian Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $484,180,998 or 26.4% of the fund’s net assets as of 5-31-23.
(B)	All or a portion of this security is on loan as of 5-31-23.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $20,276,298.
(H)	The rate shown is the annualized seven-day yield as of 5-31-23.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	29

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	18,219,136	USD	12,185,323	BARC	6/21/2023	—	$(326,260)
AUD	18,681,413	USD	12,385,677	CITI	6/21/2023	—	(225,712)
AUD	15,810,728	USD	10,738,567	MSCS	6/21/2023	—	(447,168)
BRL	15,910,531	USD	3,114,900	CITI	6/21/2023	$12,170	—
BRL	4,334,920	USD	856,308	GSI	6/21/2023	—	(4,319)
BRL	15,959,198	USD	3,170,282	SSB	6/21/2023	—	(33,647)
CAD	20,806,585	USD	15,405,956	CIBC	6/21/2023	—	(71,460)
CAD	6,939,340	USD	5,135,443	CITI	6/21/2023	—	(21,134)
CAD	19,476,802	USD	14,395,594	HUS	6/21/2023	—	(41,151)
CAD	31,745,802	USD	23,387,348	JPM	6/21/2023	9,374	—
CAD	29,051,477	USD	21,352,403	MSCS	6/21/2023	58,595	—
CAD	22,191,467	USD	16,440,850	RBC	6/21/2023	—	(85,693)
CAD	13,866,066	USD	10,202,463	SSB	6/21/2023	16,856	—
CAD	16,714,840	USD	12,337,700	UBS	6/21/2023	—	(18,828)
EUR	12,928,753	NOK	145,215,724	GSI	6/21/2023	740,248	—
EUR	4,350,732	NOK	48,921,805	HUS	6/21/2023	244,200	—
EUR	23,834,552	USD	25,787,584	BARC	6/21/2023	—	(282,989)
EUR	467,180	USD	503,051	BNY	6/21/2023	—	(3,137)
EUR	12,136,872	USD	13,137,380	CITI	6/21/2023	—	(150,098)
EUR	23,214,464	USD	25,600,333	GSI	6/21/2023	—	(759,273)
EUR	508,604	USD	550,669	HUS	6/21/2023	—	(6,428)
EUR	1,082,999	USD	1,168,754	JPM	6/21/2023	—	(9,871)
EUR	6,519,539	USD	7,097,421	MSCS	6/21/2023	—	(121,070)
EUR	14,704	USD	16,104	RBC	6/21/2023	—	(370)
EUR	15,844,611	USD	17,092,975	SSB	6/21/2023	—	(138,160)
EUR	27,699,517	USD	30,357,580	UBS	6/21/2023	—	(717,208)
JPY	815,261,101	USD	6,218,474	CIBC	6/21/2023	—	(349,921)
JPY	3,432,627,889	USD	26,184,731	CITI	6/21/2023	—	(1,475,398)
JPY	808,518,534	USD	6,218,474	GSI	6/21/2023	—	(398,457)
JPY	3,584,349,773	USD	27,270,224	JPM	6/21/2023	—	(1,468,741)
JPY	1,684,058,810	USD	12,857,105	MSCS	6/21/2023	—	(734,624)
JPY	823,733,704	USD	6,307,742	SSB	6/21/2023	—	(378,200)
MXN	50,702,266	USD	2,658,979	BARC	6/21/2023	195,613	—
MXN	29,954,062	USD	1,674,544	GSI	6/21/2023	11,902	—
MXN	6,341,787	USD	352,017	HUS	6/21/2023	5,033	—
MXN	26,816,118	USD	1,505,999	JPM	6/21/2023	3,777	—
MXN	113,330,951	USD	6,306,410	SSB	6/21/2023	74,244	—
NOK	48,514,736	EUR	4,290,681	BARC	6/21/2023	—	(216,648)
NOK	49,038,226	EUR	4,385,340	CITI	6/21/2023	—	(270,735)
NOK	54,037,031	EUR	4,823,873	GSI	6/21/2023	—	(289,244)
NOK	48,431,494	EUR	4,290,681	JPM	6/21/2023	—	(224,155)
30	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
NOK	98,292,382	EUR	8,696,638	MSCS	6/21/2023	—	$(442,770)
NZD	33,177,426	USD	20,788,581	CITI	6/21/2023	—	(807,657)
NZD	5,131,134	USD	3,117,903	HUS	6/21/2023	—	(27,705)
SGD	13,357,273	USD	10,004,211	BARC	6/21/2023	—	(121,390)
SGD	13,370,878	USD	10,004,211	CIBC	6/21/2023	—	(111,324)
SGD	25,450,260	USD	18,943,049	CITI	6/21/2023	—	(112,831)
SGD	12,931,887	USD	9,682,418	GSI	6/21/2023	—	(114,334)
SGD	13,438,057	USD	10,004,211	HUS	6/21/2023	—	(61,620)
SGD	698,276	USD	518,484	MSCS	6/21/2023	—	(1,842)
SGD	16,007,288	USD	12,043,370	SSB	6/21/2023	—	(199,847)
SGD	12,982,655	USD	9,769,283	UBS	6/21/2023	—	(163,636)
USD	10,221,593	AUD	15,035,071	ANZ	6/21/2023	$435,078	—
USD	46,463,431	AUD	69,901,999	CITI	6/21/2023	963,351	—
USD	13,768,038	BRL	72,805,387	GSI	6/21/2023	—	(541,196)
USD	3,024,196	CAD	4,024,086	BARC	6/21/2023	58,436	—
USD	27,182,771	CAD	36,679,273	CIBC	6/21/2023	150,073	—
USD	10,029,194	CAD	13,537,908	HUS	6/21/2023	51,728	—
USD	7,020,436	CAD	9,541,685	JPM	6/21/2023	—	(11,806)
USD	17,195,871	CAD	23,006,366	MSCS	6/21/2023	240,132	—
USD	23,282,618	CAD	31,319,357	RBC	6/21/2023	200,188	—
USD	23,267,180	CAD	31,410,169	SSB	6/21/2023	117,821	—
USD	10,272,826	CAD	13,764,560	UBS	6/21/2023	128,317	—
USD	4,637,849	DKK	32,356,207	UBS	6/21/2023	—	(12,595)
USD	8,569,604	EUR	7,917,553	BARC	6/21/2023	97,281	—
USD	8,487,301	EUR	7,917,553	CIBC	6/21/2023	14,978	—
USD	25,749,332	EUR	23,728,596	CITI	6/21/2023	358,114	—
USD	17,141,807	EUR	15,869,713	GSI	6/21/2023	160,133	—
USD	8,501,117	EUR	7,917,553	HUS	6/21/2023	28,794	—
USD	52,010,960	EUR	48,067,921	JPM	6/21/2023	575,005	—
USD	8,543,582	EUR	7,917,553	MSCS	6/21/2023	71,259	—
USD	30,835,847	EUR	28,080,247	SSB	6/21/2023	788,067	—
USD	85,057,313	EUR	79,322,865	UBS	6/21/2023	176,438	—
USD	23,049,399	GBP	19,305,618	CIBC	6/21/2023	—	(975,500)
USD	5,411,221	GBP	4,392,743	JPM	6/21/2023	—	(55,333)
USD	8,161,798	JPY	1,065,000,322	BARC	6/21/2023	495,529	—
USD	12,377,000	JPY	1,610,785,513	CIBC	6/21/2023	781,967	—
USD	6,191,896	JPY	800,393,520	CITI	6/21/2023	430,366	—
USD	6,191,896	JPY	802,934,179	GSI	6/21/2023	412,078	—
USD	6,214,386	JPY	806,341,497	HUS	6/21/2023	410,040	—
USD	36,406,192	JPY	4,747,853,143	MSCS	6/21/2023	2,229,380	—
USD	6,677,834	JPY	872,306,543	RBC	6/21/2023	398,647	—
USD	4,705,212	JPY	615,018,227	SSB	6/21/2023	278,082	—
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	31

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	3,342,399	MXN	61,517,074	BARC	6/21/2023	—	$(121,078)
USD	24,380,786	MXN	451,651,019	JPM	6/21/2023	—	(1,047,652)
USD	10,147,062	NOK	107,483,315	BARC	6/21/2023	$455,071	—
USD	41,389,109	NZD	66,888,559	MSCS	6/21/2023	1,105,838	—
USD	11,954,460	SGD	15,850,160	BARC	6/21/2023	227,195	—
USD	29,515,311	SGD	39,127,564	CIBC	6/21/2023	565,487	—
USD	29,033,468	SGD	38,660,031	GSI	6/21/2023	429,564	—
USD	1,119,968	SGD	1,482,213	HUS	6/21/2023	23,303	—
USD	9,838,437	SGD	13,116,605	UBS	6/21/2023	133,683	—
						$14,363,435	$(14,200,215)

Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar
USD	U.S. Dollar

Derivatives Abbreviations
ANZ	Australia and New Zealand Banking Group Limited
BARC	Barclays Bank PLC
BNY	The Bank of New York Mellon
CIBC	Canadian Imperial Bank of Commerce
CITI	Citibank, N.A.
GSI	Goldman Sachs International
HUS	HSBC Bank USA, N.A.
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services LLC
OTC	Over-the-counter
RBC	Royal Bank of Canada
SSB	State Street Bank and Trust Company
UBS	UBS AG
At 5-31-23, the aggregate cost of investments for federal income tax purposes was $1,966,379,687. Net unrealized depreciation aggregated to $139,987,576, of which $8,492,437 related to gross unrealized appreciation and $148,480,013 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
32	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-23

Assets
Unaffiliated investments, at value (Cost $1,969,390,828) including $19,864,681 of securities loaned	$1,798,975,769
Affiliated investments, at value (Cost $27,260,522)	27,253,122
Total investments, at value (Cost $1,996,651,350)	1,826,228,891
Unrealized appreciation on forward foreign currency contracts	14,363,435
Cash	2,095,733
Foreign currency, at value (Cost $198,545)	197,089
Collateral held at broker for futures contracts	1,015,029
Collateral segregated at custodian for OTC derivative contracts	5,010,000
Dividends and interest receivable	17,388,372
Receivable for fund shares sold	1,381,275
Receivable for investments sold	549,405
Receivable for securities lending income	12,281
Other assets	251,226
Total assets	1,868,492,736
Liabilities
Unrealized depreciation on forward foreign currency contracts	14,200,215
Distributions payable	233,104
Payable for fund shares repurchased	1,960,289
Payable upon return of securities loaned	20,317,903
Payable to affiliates
Accounting and legal services fees	145,157
Transfer agent fees	100,227
Distribution and service fees	2,189
Trustees’ fees	4,040
Other liabilities and accrued expenses	237,794
Total liabilities	37,200,918
Net assets	$1,831,291,818
Net assets consist of
Paid-in capital	$2,217,246,961
Total distributable earnings (loss)	(385,955,143)
Net assets	$1,831,291,818

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Fund	33

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($481,860,071 ÷ 83,581,882 shares)[1]	$5.77
Class C ($12,299,890 ÷ 2,133,345 shares)[1]	$5.77
Class I ($415,172,890 ÷ 72,156,440 shares)	$5.75
Class R2 ($7,798,629 ÷ 1,354,440 shares)	$5.76
Class R4 ($548,457 ÷ 95,156 shares)	$5.76
Class R5 ($5,318,364 ÷ 923,694 shares)	$5.76
Class R6 ($908,293,517 ÷ 157,670,234 shares)	$5.76
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$6.01

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
34	JOHN HANCOCK Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 5-31-23

Investment income
Interest	$69,506,241
Dividends	3,259,488
Dividends from affiliated investments	919,906
Securities lending	198,846
Less foreign taxes withheld	(441,456)
Total investment income	73,443,025
Expenses
Investment management fees	6,424,242
Distribution and service fees	1,699,021
Accounting and legal services fees	367,311
Transfer agent fees	1,188,724
Trustees’ fees	45,093
Custodian fees	389,162
State registration fees	162,853
Printing and postage	117,269
Professional fees	155,558
Other	112,028
Total expenses	10,661,261
Less expense reductions	(145,227)
Net expenses	10,516,034
Net investment income	62,926,991
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(100,837,831)
Affiliated investments	(2,917)
Futures contracts	8,348,880
Forward foreign currency contracts	12,834,890
(79,656,978)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	692,679
Affiliated investments	5,746
Futures contracts	(1,159,801)
Forward foreign currency contracts	559,099
97,723
Net realized and unrealized loss	(79,559,255)
Decrease in net assets from operations	$(16,632,264)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Fund	35

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-23	Year ended 5-31-22
Increase (decrease) in net assets
From operations
Net investment income	$62,926,991	$58,482,829
Net realized gain (loss)	(79,656,978)	1,025,794
Change in net unrealized appreciation (depreciation)	97,723	(222,754,080)
Decrease in net assets resulting from operations	(16,632,264)	(163,245,457)
Distributions to shareholders
From earnings
Class A	(15,950,128)	(20,146,298)
Class C	(392,505)	(676,955)
Class I	(15,060,095)	(21,633,356)
Class R2	(287,940)	(392,598)
Class R4	(22,603)	(91,981)
Class R5	(207,676)	(308,144)
Class R6	(32,531,039)	(36,159,034)
Total distributions	(64,451,986)	(79,408,366)
From fund share transactions	(55,141,088)	69,023,985
Total decrease	(136,225,338)	(173,629,838)
Net assets
Beginning of year	1,967,517,156	2,141,146,994
End of year	$1,831,291,818	$1,967,517,156
36	JOHN HANCOCK Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20	5-31-19
Per share operating performance
Net asset value, beginning of period	$6.01	$6.73	$6.39	$6.28	$6.25
Net investment income[1]	0.18	0.16	0.14	0.17	0.20
Net realized and unrealized gain (loss) on investments	(0.23)	(0.66)	0.37	0.11	0.03
Total from investment operations	(0.05)	(0.50)	0.51	0.28	0.23
Less distributions
From net investment income	(0.19)	(0.22)	(0.17)	(0.17)	(0.20)
Net asset value, end of period	$5.77	$6.01	$6.73	$6.39	$6.28
Total return (%)[2,3]	(0.86)	(7.72)	8.17	4.50	3.72
Ratios and supplemental data
Net assets, end of period (in millions)	$482	$536	$618	$543	$541
Ratios (as a percentage of average net assets):
Expenses before reductions	0.84	0.81	0.82	0.85	0.82
Expenses including reductions	0.83	0.80	0.81	0.84	0.81
Net investment income	3.13	2.46	2.14	2.64	3.17
Portfolio turnover (%)	51	40	63	76	58

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Fund	37

CLASS C SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20	5-31-19
Per share operating performance
Net asset value, beginning of period	$6.01	$6.73	$6.39	$6.28	$6.25
Net investment income[1]	0.14	0.11	0.09	0.12	0.15
Net realized and unrealized gain (loss) on investments	(0.24)	(0.65)	0.37	0.12	0.03
Total from investment operations	(0.10)	(0.54)	0.46	0.24	0.18
Less distributions
From net investment income	(0.14)	(0.18)	(0.12)	(0.13)	(0.15)
Net asset value, end of period	$5.77	$6.01	$6.73	$6.39	$6.28
Total return (%)[2,3]	(1.55)	(8.37)	7.41	3.77	2.99
Ratios and supplemental data
Net assets, end of period (in millions)	$12	$20	$30	$95	$146
Ratios (as a percentage of average net assets):
Expenses before reductions	1.54	1.51	1.52	1.55	1.52
Expenses including reductions	1.53	1.50	1.51	1.54	1.51
Net investment income	2.41	1.75	1.39	1.94	2.48
Portfolio turnover (%)	51	40	63	76	58

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
38	JOHN HANCOCK Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20	5-31-19
Per share operating performance
Net asset value, beginning of period	$6.00	$6.72	$6.37	$6.27	$6.23
Net investment income[1]	0.20	0.18	0.16	0.19	0.21
Net realized and unrealized gain (loss) on investments	(0.25)	(0.66)	0.38	0.10	0.04
Total from investment operations	(0.05)	(0.48)	0.54	0.29	0.25
Less distributions
From net investment income	(0.20)	(0.24)	(0.19)	(0.19)	(0.21)
Net asset value, end of period	$5.75	$6.00	$6.72	$6.37	$6.27
Total return (%)[2]	(0.74)	(7.32)	8.51	4.65	4.18
Ratios and supplemental data
Net assets, end of period (in millions)	$415	$480	$602	$530	$595
Ratios (as a percentage of average net assets):
Expenses before reductions	0.54	0.51	0.52	0.55	0.54
Expenses including reductions	0.53	0.50	0.51	0.54	0.53
Net investment income	3.42	2.75	2.43	2.93	3.47
Portfolio turnover (%)	51	40	63	76	58

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Fund	39

CLASS R2 SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20	5-31-19
Per share operating performance
Net asset value, beginning of period	$6.00	$6.72	$6.38	$6.27	$6.24
Net investment income[1]	0.17	0.15	0.14	0.16	0.19
Net realized and unrealized gain (loss) on investments	(0.23)	(0.65)	0.36	0.12	0.03
Total from investment operations	(0.06)	(0.50)	0.50	0.28	0.22
Less distributions
From net investment income	(0.18)	(0.22)	(0.16)	(0.17)	(0.19)
Net asset value, end of period	$5.76	$6.00	$6.72	$6.38	$6.27
Total return (%)[2]	(0.95)	(7.82)	8.07	4.41	3.61
Ratios and supplemental data
Net assets, end of period (in millions)	$8	$11	$10	$3	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	0.91	0.91	0.94	0.92
Expenses including reductions	0.91	0.90	0.91	0.93	0.91
Net investment income	3.03	2.36	2.09	2.57	3.07
Portfolio turnover (%)	51	40	63	76	58

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
40	JOHN HANCOCK Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20	5-31-19
Per share operating performance
Net asset value, beginning of period	$6.01	$6.73	$6.39	$6.28	$6.25
Net investment income[1]	0.19	0.17	0.15	0.18	0.20
Net realized and unrealized gain (loss) on investments	(0.25)	(0.66)	0.37	0.11	0.04
Total from investment operations	(0.06)	(0.49)	0.52	0.29	0.24
Less distributions
From net investment income	(0.19)	(0.23)	(0.18)	(0.18)	(0.21)
Net asset value, end of period	$5.76	$6.01	$6.73	$6.39	$6.28
Total return (%)[2]	(0.87)	(7.58)	8.34	4.67	3.87
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$3	$3	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	0.78	0.75	0.76	0.78	0.77
Expenses including reductions	0.67	0.65	0.66	0.67	0.67
Net investment income	3.24	2.56	2.29	2.80	3.30
Portfolio turnover (%)	51	40	63	76	58

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Fund	41

CLASS R5 SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20	5-31-19
Per share operating performance
Net asset value, beginning of period	$6.00	$6.72	$6.38	$6.27	$6.24
Net investment income[1]	0.20	0.18	0.17	0.19	0.22
Net realized and unrealized gain (loss) on investments	(0.23)	(0.66)	0.36	0.11	0.03
Total from investment operations	(0.03)	(0.48)	0.53	0.30	0.25
Less distributions
From net investment income	(0.21)	(0.24)	(0.19)	(0.19)	(0.22)
Net asset value, end of period	$5.76	$6.00	$6.72	$6.38	$6.27
Total return (%)[2]	(0.51)	(7.41)	8.57	4.88	4.08
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$6	$10	$7	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	0.48	0.46	0.46	0.49	0.47
Expenses including reductions	0.47	0.45	0.45	0.48	0.47
Net investment income	3.47	2.80	2.50	3.01	3.54
Portfolio turnover (%)	51	40	63	76	58

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
42	JOHN HANCOCK Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	5-31-23	5-31-22	5-31-21	5-31-20	5-31-19
Per share operating performance
Net asset value, beginning of period	$6.01	$6.73	$6.38	$6.27	$6.24
Net investment income[1]	0.20	0.19	0.17	0.19	0.22
Net realized and unrealized gain (loss) on investments	(0.24)	(0.66)	0.37	0.12	0.03
Total from investment operations	(0.04)	(0.47)	0.54	0.31	0.25
Less distributions
From net investment income	(0.21)	(0.25)	(0.19)	(0.20)	(0.22)
Net asset value, end of period	$5.76	$6.01	$6.73	$6.38	$6.27
Total return (%)[2]	(0.63)	(7.21)	8.61	4.93	4.13
Ratios and supplemental data
Net assets, end of period (in millions)	$908	$914	$869	$582	$461
Ratios (as a percentage of average net assets):
Expenses before reductions	0.43	0.40	0.41	0.44	0.42
Expenses including reductions	0.42	0.40	0.41	0.43	0.42
Net investment income	3.54	2.86	2.54	3.04	3.58
Portfolio turnover (%)	51	40	63	76	58

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Fund	43

Notes to financial statements
Note 1—Organization
John Hancock Income Fund (the fund) is a series of John Hancock Strategic Series (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
44	JOHN HANCOCK Income Fund | ANNUAL REPORT

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of May 31, 2023, by major security category or type:
	Total value at 5-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$327,764,303	—	$327,764,303	—
Foreign government obligations	442,731,368	—	442,731,368	—
Corporate bonds	777,605,215	—	777,605,215	—
Convertible bonds	35,869,560	—	35,869,560	—
Municipal bonds	29,000,656	—	29,000,656	—
Term loans	13,063,153	—	13,063,153	—
Collateralized mortgage obligations	112,521,791	—	112,521,791	—
Asset backed securities	35,732,560	—	35,732,560	—
Preferred securities	24,687,163	$24,687,163	—	—
Short-term investments	27,253,122	27,253,122	—	—
Total investments in securities	$1,826,228,891	$51,940,285	$1,774,288,606	—
Derivatives:
Assets
Forward foreign currency contracts	$14,363,435	—	$14,363,435	—
Liabilities
Forward foreign currency contracts	(14,200,215)	—	(14,200,215)	—
ANNUAL REPORT | JOHN HANCOCK Income Fund	45

Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for
46	JOHN HANCOCK Income Fund | ANNUAL REPORT

lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of May 31, 2023, the fund loaned securities valued at $19,864,681 and received $20,317,903 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit.The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended May 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended May 31, 2023 were $8,450.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
ANNUAL REPORT | JOHN HANCOCK Income Fund	47

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of May 31, 2023, the fund has a short-term capital loss carryforward of $121,930,199 and a long-term capital loss carryforward of $123,804,398 available to offset future net realized capital gains. These carryforwards do not expire.
As of May 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended May 31, 2023 and 2022 was as follows:
	May 31, 2023	May 31, 2022
Ordinary income	$64,451,986	$79,408,366
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2023, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions and amortization and accretion on debt securities.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the
48	JOHN HANCOCK Income Fund | ANNUAL REPORT

agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended May 31, 2023, the fund used futures contracts to manage duration of the fund. The fund held futures contracts with USD notional values ranging up to $56.6 million, as measured at each quarter end. There were no open futures contracts as of May 31, 2023.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the
ANNUAL REPORT | JOHN HANCOCK Income Fund	49

contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended May 31, 2023, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with USD notional values ranging $922.9 million to $1,468.8 million, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at May 31, 2023 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	$14,363,435	$(14,200,215)
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2023:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Total
Interest rate	$8,348,880	—	$8,348,880
Currency	—	$12,834,890	12,834,890
Total	$8,348,880	$12,834,890	$21,183,770
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2023:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Total
Interest rate	$(1,159,801)	—	$(1,159,801)
Currency	—	$559,099	559,099
Total	$(1,159,801)	$559,099	$(600,702)
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
50	JOHN HANCOCK Income Fund | ANNUAL REPORT

Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of: (a) 0.60% of the first $100 million of the fund’s average daily net assets; (b) 0.45% of the next $150 million of the fund’s average daily net assets; (c) 0.40% of the next $250 million of the fund’s average daily net assets; (d) 0.35% of the next $150 million of the fund’s average daily net assets; and (e) 0.30% of the fund’s average daily net assets in excess of $650 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended May 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$38,687
Class C	1,223
Class I	33,417
Class R2	718
Class	Expense reduction
Class R4	$53
Class R5	455
Class R6	69,998
Total	$144,551

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2023, were equivalent to a net annual effective rate of 0.34% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended May 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
ANNUAL REPORT | JOHN HANCOCK Income Fund	51

Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
Class R5	—	0.05%
The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on September 30, 2023, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $676 for Class R4 shares for the year ended May 31, 2023.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $136,821 for the year ended May 31, 2023. Of this amount, $19,258 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $117,563 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2023, CDSCs received by the Distributor amounted to $5,149 and $990 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended May 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$1,491,276	$581,961
Class C	156,902	18,378
Class I	—	503,289
Class R2	45,558	862
Class R4	2,366	63
Class R5	2,919	544
Class R6	—	83,627
Total	$1,699,021	$1,188,724
52	JOHN HANCOCK Income Fund | ANNUAL REPORT

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
Transactions in fund shares for the years ended May 31, 2023 and 2022 were as follows:
	Year Ended 5-31-23		Year Ended 5-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	9,244,832	$53,295,259	10,888,059	$70,564,280
Distributions reinvested	2,542,435	14,634,097	2,845,510	18,370,644
Repurchased	(17,380,274)	(100,157,929)	(16,294,627)	(105,139,907)
Net decrease	(5,593,007)	$(32,228,573)	(2,561,058)	$(16,204,983)
Class C shares
Sold	186,239	$1,058,947	248,134	$1,601,313
Distributions reinvested	67,352	387,632	100,802	652,389
Repurchased	(1,435,808)	(8,251,671)	(1,517,538)	(9,857,066)
Net decrease	(1,182,217)	$(6,805,092)	(1,168,602)	$(7,603,364)
Class I shares
Sold	17,697,732	$102,399,373	19,889,419	$129,467,798
Distributions reinvested	2,470,538	14,192,822	3,165,061	20,422,236
Repurchased	(27,946,767)	(160,957,557)	(32,639,786)	(207,939,835)
Net decrease	(7,778,497)	$(44,365,362)	(9,585,306)	$(58,049,801)
Class R2 shares
Sold	225,011	$1,303,508	749,798	$4,939,912
Distributions reinvested	49,707	285,949	60,519	389,801
Repurchased	(716,149)	(4,145,514)	(506,055)	(3,236,222)
Net increase (decrease)	(441,431)	$(2,556,057)	304,262	$2,093,491
Class R4 shares
Sold	21,255	$122,036	74,599	$494,767
Distributions reinvested	3,904	22,509	14,055	91,974
Repurchased	(126,803)	(734,033)	(398,627)	(2,621,887)
Net decrease	(101,644)	$(589,488)	(309,973)	$(2,035,146)
Class R5 shares
Sold	329,378	$1,908,944	151,205	$983,972
Distributions reinvested	36,110	207,593	47,262	306,057
Repurchased	(489,225)	(2,790,747)	(593,752)	(3,869,997)
Net decrease	(123,737)	$(674,210)	(395,285)	$(2,579,968)
ANNUAL REPORT | JOHN HANCOCK Income Fund	53

	Year Ended 5-31-23		Year Ended 5-31-22
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	32,981,360	$190,039,853	44,634,766	$292,649,550
Distributions reinvested	5,554,028	31,954,925	5,490,566	35,363,966
Repurchased	(32,969,090)	(189,917,084)	(27,119,635)	(174,609,760)
Net increase	5,566,298	$32,077,694	23,005,697	$153,403,756
Total net increase (decrease)	(9,654,235)	$(55,141,088)	9,289,735	$69,023,985
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $720,744,424 and $873,310,798, respectively, for the year ended May 31, 2023. Purchases and sales of U.S. Treasury obligations aggregated $197,541,382 and $57,542,713, respectively, for the year ended May 31, 2023.
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	2,726,567	$19,764,780	$547,712,097	$(540,226,584)	$(2,917)	$5,746	$1,118,752	—	$27,253,122

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 9—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and ceased publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023 on a representative basis. The 1-, 3- and 6-month USD LIBOR maturities will continue to be published based on a synthetic methodology through September 30, 2024 and are permitted to be used in all legacy contracts except cleared derivatives. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
54	JOHN HANCOCK Income Fund | ANNUAL REPORT

The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. Uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 10—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
ANNUAL REPORT | JOHN HANCOCK Income Fund	55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Strategic Series and Shareholders of John Hancock Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Income Fund (one of the funds constituting John Hancock Strategic Series, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
56	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	57

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Income Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
58	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	59

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[2] Born: 1944	2005	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
60	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Steven R. Pruchansky, Born: 1944	2005	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK INCOME FUND	61

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
62	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	63

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Christopher M. Chapman, CFA
Thomas C. Goggins
Bradley L. Lutz, CFA
Kisoo Park
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
64	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2932968	91A 5/23
7/2023

Annual report
John Hancock
Managed Account Shares
Fixed income
May 31, 2023

A message to shareholders
Note: Effective June 29, 2023, Kristie M. Feinberg is President of the John Hancock funds.
Dear shareholder,
Global fixed-income markets declined sharply during the 12 months ended May 31, 2023. Key factors included high inflation levels and efforts by the world’s central banks to curb the inflationary pressures. Although inflation in most regions of the world peaked early on during the period, it remained well above historical averages, so central banks stayed vigilant throughout the 12 months. As a result, benchmark interest rates in many countries reached their highest levels in more than a decade.
In this environment, global bond yields rose sharply, putting significant downward pressure on bond prices. Short-term bond yields rose the most, reflecting the central bank rate hikes. On a regional basis, North American bond markets held up the best, while European markets declined the most. From a sector perspective, high-yield corporate bonds posted the best returns, while government securities lagged.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Managed Account Shares

2	Managed Account Shares Portfolios’ strategy at a glance
8	Management’s discussion of portfolio performance
9	Managed Account Shares Investment-Grade Corporate Bond Portfolio
10	Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio
11	Managed Account Shares Securitized Debt Portfolio
12	Your expenses
13	Portfolios’ investments
35	Financial statements
38	Financial highlights
40	Notes to financial statements
47	Report of independent registered public accounting firm
48	Tax information
49	Evaluation of advisory and subadvisory agreements by the Board of Trustees
53	Statement regarding liquidity risk management
54	Trustees and Officers
57	More information
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	1

Managed Account Shares Portfolios’ strategy at a glance
John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio
PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Investment-grade corporate bonds experienced negative returns
Rising interest rates led to higher U.S. Treasury yields and contributed to concerns about the economic outlook, pressuring the returns of corporate issues.
The portfolio outperformed its benchmark
Despite the challenging environment, the portfolio produced a positive absolute return and outpaced the Bloomberg U.S. Corporate Bond Index.
Security selection was the primary contributor to performance
Yield curve positioning also helped results, as did asset allocation.
SECTOR COMPOSITION AS OF 5/31/2023 (% of net assets)

QUALITY COMPOSITION AS OF 5/31/2023 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-23 and do not reflect subsequent downgrades or upgrades, if any.
2	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

COUNTRY COMPOSITION AS OF 5/31/2023 (% of net assets)
United States	85.0
Ireland	3.6
Norway	2.5
Netherlands	1.3
United Kingdom	1.2
France	1.2
Canada	1.1
Other countries	4.1
TOTAL	100.0
Notes about risk
The portfolios are subject to various risks as described in the portfolio’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect portfolio performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	3

John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio
PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

High-yield bonds posted flat returns during the annual period
Prices fell modestly in response to slowing economic growth, offsetting the benefit of income.
The portfolio underperformed the ICE BofA U.S. High Yield Index
Security selection, particularly in the consumer cyclical and electric utilities industries, detracted from results.
Sector allocation also detracted
The portfolio was hurt by its overweight position in the underperforming banking sector.
SECTOR COMPOSITION AS OF 5/31/2023 (% of net assets)

QUALITY COMPOSITION AS OF 5/31/2023 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-23 and do not reflect subsequent downgrades or upgrades, if any.
4	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

COUNTRY COMPOSITION AS OF 5/31/2023 (% of net assets)
United States	77.3
Canada	5.8
Mexico	3.1
Luxembourg	2.9
United Kingdom	2.7
Israel	1.8
Brazil	1.4
Ireland	1.3
Other countries	3.7
TOTAL	100.0
Notes about risk
The portfolios are subject to various risks as described in the portfolio’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect portfolio performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	5

John Hancock Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio
John Hancock Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio launched on February 8, 2023. It does not yet have enough performance to warrant discussion in this annual report.
SECTOR COMPOSITION AS OF 5/31/2023 (% of net assets)

QUALITY COMPOSITION AS OF 5/31/2023 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-23 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The portfolios are subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect portfolio performance. For more information, please refer to the “Principal risks” section of the prospectus.
6	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

John Hancock Managed Account Shares Securitized Debt Portfolio
PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Securitized assets lost ground as a group during the period
The downturn was primarily driven by weakness in mortgage-backed securities, which were hurt by rising interest rates and the U.S. Federal Reserve’s decision to end its quantitative easing policy.
The portfolio outperformed the Bloomberg U.S. Securitized MBS ABS CMBS Index
Despite the weakness in the broader securitized category, the portfolio produced a positive absolute return.
Asset allocation was a key contributor to relative performance
The portfolio benefited from its overweights in asset-backed securities, commercial mortgage-backed securities, and nonagency mortgage-backed securities (MBS), as well as an under allocation in agency MBS.
PORTFOLIO COMPOSITION AS OF 5/31/2023 (% of net assets)

QUALITY COMPOSITION AS OF 5/31/2023 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-23 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The portfolios are subject to various risks as described in the portfolio’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect portfolio performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	7

Management’s discussion of portfolio performance
How would you describe the investment environment during the 12 months ended May 31, 2023?
The U.S. fixed-income market experienced generally weak returns during the reporting period, as persistently high inflation prompted the U.S. Federal Reserve (Fed) to continue its aggressive series of interest-rate increases. The Fed boosted short-term rates from a range of 0.75%-1.00% to 5.00%-5.25%. The market was especially weak in the first half of the reporting period, when investors were most concerned about the open-ended nature of the Fed’s rate increases. Performance began to improve somewhat in late 2022 once inflation showed signs of cooling and market participants started looking ahead to the point at which the Fed could pause its monetary tightening. While prices fell across the yield curve, long-term bonds experienced the weakest returns.
At a time of soft price performance, yield made a substantial contribution to total returns. As such, high-yield corporate bonds outperformed investment-grade issues, and both categories outpaced U.S. Treasuries. Securitized assets—mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS)—lagged, however. The shortfall was largely the result of weakness in agency MBS. The category was hurt not just by rising interest rates, but also the reduced demand caused by the Fed’s decision to end its quantitative easing policy.
How did each portfolio perform?
The Investment-Grade Corporate Bond Portfolio gained ground even as its benchmark, the Bloomberg U.S. Corporate Bond Index, suffered a loss. Security selection was the largest factor in the positive result, with the best relative performance occurring in the consumer cyclical, energy, and consumer noncyclical sectors, among others. Yield curve positioning was a further plus, primarily due to an emphasis on short and intermediate-maturity corporates. Asset allocation also was a net contributor, thanks largely to an underweight in banking and an overweight in finance companies. Banking lagged considerably following the emergence of turmoil in the regional financial sector in March 2023.
The Non-Investment-Grade Corporate Bond Portfolio underperformed the ICE Bank of America U.S. High Yield Index. Security selection was the primary reason for the shortfall, with notable weakness in the consumer non-cyclical, electric utilities, and energy sectors. Sector allocation also hurt results, as an overweight in banking issues proved to be a meaningful hinderance in the latter half of the period. A slightly long duration (above-benchmark interest-rate sensitivity) detracted, as well.
The Securitized Debt Portfolio outpaced the Bloomberg U.S. Securitized MBS ABS CMBS Index. The portfolio benefited from our decision to underweight agency MBS, which underperformed, in favor of ABS, commercial MBS, and an out-of-benchmark allocation in non-agency MBS. Security selection also supported performance, primarily within ABS. The portfolio was further helped by its shorter duration than the benchmark. An allocation to cash, while limited, detracted.
We see the potential for additional market volatility stemming from the uncertainty surrounding economic growth, inflation, and Fed policy so we’re maintaining a defensive approach across the portfolios by keeping duration (interest-rate sensitivity) near or below those of the benchmarks. We’re also focusing on higher-quality issues and seeking to avoid those investments with greater sensitivity to slowing growth.
MANAGED BY

Howard C. Greene, CFA
Jeffrey N. Given, CFA
Pranay Sonalkar
Connor Minnaar, CFA
Adam A. Weigold, CFA
Dennis DiCicco
The views expressed in this report are exclusively those of the portfolio management teams at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolios for the entire period. Portfolio composition is subject to review in accordance with each portfolio’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
8	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

Managed Account Shares Investment-Grade Corporate Bond Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. Corporate Bond Index.
The Bloomberg U.S. Corporate Bond Index tracks the investment grade, fixed-rate, taxable corporate bond market.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
PERFORMANCE CHART

Total returns for the period ended 5-31-23 (%)
	Investment-Grade Corporate Bond Portfolio	Bloomberg U.S. Corporate Bond Index
Inception	7-9-19	7-9-19
Average annual total returns
1 year	0.19	-1.70
Since inception	0.17	-0.48
Cumulative returns
Since inception	0.68	-1.88
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.91
Net (%)	0.00
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the portfolio.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	9

Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the ICE BofA U.S. High Yield Index.
The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. High Yield Index tracks the performance of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market and includes issues with a credit rating of BBB or below.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
PERFORMANCE CHART

Total returns for the period ended 5-31-23 (%)
	Non-Investment-Grade Corporate Bond Portfolio	ICE BofA U.S. High Yield Index
Inception	7-9-19	7-9-19
Average annual total returns
1 year	-1.35	-0.17
Since inception	0.64	1.71
Cumulative returns
Since inception	2.53	6.82
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.92
Net (%)	0.00
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the portfolio.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
10	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

Managed Account Shares Securitized Debt Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Managed Account Shares Securitized Debt Portfolio for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. Securitized MBS ABS CMBS Index.
The Bloomberg U.S. Securitized MBS ABS CMBS Index tracks the performance of mortgage-backed securities (MBS) guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac; investment-grade debt asset-backed securities (ABS); and investment-grade commercial mortgage-backed securities (CMBS).
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
PERFORMANCE CHART

Total returns for the period ended 5-31-23 (%)
	Securitized Debt Portfolio	Bloomberg U.S. Securitized MBS ABS CMBS Index
Inception	7-9-19	7-9-19
Average annual total returns
1 year	0.87	-2.57
Since inception	0.50	-1.31
Cumulative returns
Since inception	1.97	-5.02
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.93
Net (%)	0.00
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the portfolio.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	11

Your expenses
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (December 1, 2022 through May 31, 2023).
Actual expenses/actual returns
The first line in the table on the following page is intended to provide information about a portfolio’s actual ongoing operating expenses, and is based on the portfolio’s actual NAV return. It assumes an account value of $1,000.00 on December 1, 2022, with the same investment held until May 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2023, by $1,000.00, then multiply it by the “expenses paid” from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line in the table on the following page allows you to compare a portfolio’s ongoing operating expenses with those of any other portfolio. It provides an example of the portfolio’s hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the portfolio’s actual return). It assumes an account value of $1,000.00 on December 1, 2022, with the same investment held until May 31, 2023. Look in any other portfolio shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 12-1-2022	Ending value on 5-31-2023	Expenses paid during period ended 5-31-2023[1]	Annualized expense ratio
Managed Account Shares Investment-Grade Corporate Bond Portfolio
Actual expenses/actual returns	$1,000.00	$1,033.00	$0.00	0.00%
Hypothetical example	1,000.00	1,024.90	0.00	0.00%
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio
Actual expenses/actual returns	$1,000.00	$1,021.30	$0.00	0.00%
Hypothetical example	1,000.00	1,024.90	0.00	0.00%
Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio
Actual expenses/actual returns[2]	$1,000.00	$997.10	$0.00	0.00%
Hypothetical example	1,000.00	1,024.90	0.00	0.00%
Managed Account Shares Securitized Debt Portfolio
Actual expenses/actual returns	$1,000.00	$1,036.10	$0.00	0.00%
Hypothetical example	1,000.00	1,024.90	0.00	0.00%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
[2]	The inception date for the portfolio is 2-8-23. Actual Expenses are equal to the portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 112/365 (to reflect the period).
12	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

Portfolios’ investments
MANAGED ACCOUNT SHARES INVESTMENT-GRADE CORPORATE BOND PORTFOLIO

As of 5-31-23
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 96.9%				$94,016,132
(Cost $97,876,519)
Communication services 5.9%				5,720,226
Diversified telecommunication services 0.3%
Verizon Communications, Inc.	4.016	12-03-29	244,000	229,800
Entertainment 1.8%
Netflix, Inc. (A)	4.875	06-15-30	1,108,000	1,088,999
WarnerMedia Holdings, Inc.	5.050	03-15-42	445,000	360,037
WarnerMedia Holdings, Inc.	5.141	03-15-52	405,000	316,078
Media 2.2%
Charter Communications Operating LLC	4.200	03-15-28	850,000	794,899
Charter Communications Operating LLC	4.800	03-01-50	258,000	188,883
Charter Communications Operating LLC	5.750	04-01-48	682,000	564,477
Charter Communications Operating LLC	6.484	10-23-45	682,000	617,227
Wireless telecommunication services 1.6%
T-Mobile USA, Inc.	3.875	04-15-30	988,000	916,665
T-Mobile USA, Inc.	5.750	01-15-54	634,000	643,161
Consumer discretionary 8.2%				7,973,809
Automobiles 3.7%
General Motors Company	5.400	10-15-29	504,000	493,479
General Motors Financial Company, Inc.	2.400	10-15-28	1,445,000	1,227,377
General Motors Financial Company, Inc.	3.600	06-21-30	1,698,000	1,471,221
Hyundai Capital America (A)	2.375	10-15-27	411,000	361,983
Broadline retail 0.7%
eBay, Inc.	2.700	03-11-30	762,000	659,692
Distributors 0.2%
LKQ Corp. (A)	5.750	06-15-28	190,000	189,022
Hotels, restaurants and leisure 3.1%
Choice Hotels International, Inc.	3.700	12-01-29	288,000	253,376
Choice Hotels International, Inc.	3.700	01-15-31	235,000	202,524
Expedia Group, Inc.	2.950	03-15-31	374,000	312,343
Expedia Group, Inc.	3.800	02-15-28	1,111,000	1,042,473
Expedia Group, Inc.	4.625	08-01-27	839,000	817,123
Expedia Group, Inc.	5.000	02-15-26	186,000	184,953
Marriott International, Inc.	4.625	06-15-30	231,000	221,482
Specialty retail 0.5%
AutoNation, Inc.	4.750	06-01-30	577,000	536,761
Consumer staples 4.7%				4,512,028
Beverages 0.6%
Anheuser-Busch Companies LLC	4.900	02-01-46	121,000	114,913
Anheuser-Busch InBev Worldwide, Inc.	4.600	04-15-48	488,000	448,464
Consumer staples distribution and retail 0.3%
Dollar Tree, Inc.	4.200	05-15-28	277,000	266,292
Food products 3.8%
JBS USA LUX SA (A)	3.625	01-15-32	1,098,000	888,399
JBS USA LUX SA (A)	5.125	02-01-28	244,000	235,123
JBS USA LUX SA (A)	5.750	04-01-33	670,000	624,809
Kraft Heinz Foods Company	4.375	06-01-46	843,000	708,929
Kraft Heinz Foods Company	4.875	10-01-49	217,000	195,884
Kraft Heinz Foods Company	5.000	06-04-42	404,000	376,516
Pilgrim’s Pride Corp.	6.250	07-01-33	471,000	458,694
The Hershey Company	4.500	05-04-33	194,000	194,005
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	13

	Rate (%)	Maturity date	Par value^	Value
Energy 15.7%				$15,221,223
Oil, gas and consumable fuels 15.7%
Aker BP ASA (A)	3.100	07-15-31	262,000	218,139
Aker BP ASA (A)	4.000	01-15-31	631,000	565,640
Cheniere Energy Partners LP	4.500	10-01-29	315,000	288,436
Continental Resources, Inc.	4.900	06-01-44	283,000	212,636
Diamondback Energy, Inc.	3.125	03-24-31	425,000	362,233
Enbridge, Inc. (5.750% to 4-15-30, then 5 Year CMT + 5.314%)	5.750	07-15-80	440,000	396,671
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%)	6.250	03-01-78	511,000	472,480
Energy Transfer LP	4.200	04-15-27	655,000	628,216
Energy Transfer LP	5.150	03-15-45	483,000	405,408
Energy Transfer LP	5.250	04-15-29	1,475,000	1,456,252
Energy Transfer LP	5.400	10-01-47	621,000	533,868
Energy Transfer LP	5.500	06-01-27	370,000	370,937
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%)	5.250	08-16-77	659,000	569,703
Kinder Morgan Energy Partners LP	7.750	03-15-32	275,000	306,252
MPLX LP	4.000	03-15-28	301,000	285,870
MPLX LP	4.125	03-01-27	15,000	14,533
MPLX LP	4.250	12-01-27	313,000	301,047
MPLX LP	4.950	09-01-32	318,000	304,815
MPLX LP	5.000	03-01-33	425,000	408,898
Occidental Petroleum Corp.	6.450	09-15-36	802,000	816,035
Occidental Petroleum Corp.	6.625	09-01-30	244,000	254,370
Ovintiv, Inc.	5.650	05-15-28	198,000	197,022
Ovintiv, Inc.	6.250	07-15-33	198,000	196,310
Ovintiv, Inc.	7.200	11-01-31	27,000	28,348
Sabine Pass Liquefaction LLC	4.200	03-15-28	436,000	415,353
Sabine Pass Liquefaction LLC	4.500	05-15-30	1,369,000	1,294,430
Sabine Pass Liquefaction LLC	5.000	03-15-27	521,000	514,855
Targa Resources Corp.	4.950	04-15-52	610,000	484,625
Targa Resources Partners LP	4.000	01-15-32	664,000	569,234
The Williams Companies, Inc.	4.650	08-15-32	167,000	157,990
Var Energi ASA (A)	7.500	01-15-28	200,000	208,369
Var Energi ASA (A)	8.000	11-15-32	1,394,000	1,473,151
Western Midstream Operating LP	4.300	02-01-30	447,000	397,417
Western Midstream Operating LP	6.150	04-01-33	112,000	111,680
Financials 17.2%				16,655,099
Banks 7.4%
Banco Santander SA	4.379	04-12-28	250,000	238,610
Bank of America Corp. (3.846% to 3-8-32, then 5 Year CMT + 2.000%)	3.846	03-08-37	221,000	188,824
Bank of America Corp. (4.271% to 7-23-28, then 3 month CME Term SOFR + 1.572%)	4.271	07-23-29	112,000	106,461
Bank of America Corp. (6.300% to 3-10-26, then 3 month CME Term SOFR + 4.815%) (B)	6.300	03-10-26	59,000	59,295
BNP Paribas SA (9.250% to 11-17-27, then 5 Year CMT + 4.969%) (A)(B)	9.250	11-17-27	285,000	295,688
Citigroup, Inc. (2.561% to 5-1-31, then SOFR + 1.167%)	2.561	05-01-32	108,000	88,658
Citigroup, Inc. (6.174% to 5-25-33, then SOFR + 2.661%)	6.174	05-25-34	381,000	386,390
Citizens Financial Group, Inc.	3.250	04-30-30	129,000	105,124
Credit Agricole SA (A)	2.811	01-11-41	286,000	187,493
Credit Agricole SA (A)	3.250	01-14-30	409,000	349,927
Danske Bank A/S (6.466% to 1-9-25, then 1 Year CMT + 2.100%) (A)	6.466	01-09-26	489,000	489,607
JPMorgan Chase & Co. (4.600% to 2-1-25, then 3 month CME Term SOFR + 3.125%) (B)	4.600	02-01-25	556,000	513,429
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month CME Term SOFR + 4.042%) (B)	6.750	02-01-24	681,000	681,851
Lloyds Banking Group PLC	4.450	05-08-25	229,000	223,542
NatWest Group PLC (3.754% to 11-1-24, then 5 Year CMT + 2.100%)	3.754	11-01-29	230,000	216,572
Santander Holdings USA, Inc. (2.490% to 1-6-27, then SOFR + 1.249%)	2.490	01-06-28	164,000	143,316
Santander Holdings USA, Inc.	3.244	10-05-26	458,000	415,524
Santander Holdings USA, Inc.	3.450	06-02-25	315,000	299,075
Santander Holdings USA, Inc.	4.400	07-13-27	255,000	242,384
14	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Societe Generale SA (6.221% to 6-15-32, then 1 Year CMT + 3.200%) (A)	6.221	06-15-33	320,000	$297,946
Synovus Bank	5.625	02-15-28	490,000	435,890
The PNC Financial Services Group, Inc. (3.400% to 9-15-26, then 5 Year CMT + 2.595%) (B)	3.400	09-15-26	216,000	161,460
The PNC Financial Services Group, Inc. (4.850% to 9-1-23, then 3 month LIBOR + 3.040%) (B)	4.850	09-01-23	47,000	44,062
The PNC Financial Services Group, Inc. (6.250% to 3-15-30, then 7 Year CMT + 2.808%) (B)	6.250	03-15-30	379,000	343,943
The PNC Financial Services Group, Inc. (3 month LIBOR + 3.678%) (B)(C)	8.977	08-01-23	58,000	57,857
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (B)	5.875	06-15-25	554,000	547,214
Capital markets 5.9%
Ares Capital Corp.	2.150	07-15-26	1,010,000	877,896
Ares Capital Corp.	2.875	06-15-28	674,000	561,588
Ares Capital Corp.	3.250	07-15-25	236,000	218,273
Ares Capital Corp.	3.875	01-15-26	786,000	729,537
Blackstone Private Credit Fund	2.350	11-22-24	560,000	522,845
Blackstone Private Credit Fund	2.700	01-15-25	549,000	511,640
Blackstone Private Credit Fund	3.250	03-15-27	35,000	30,087
Blackstone Private Credit Fund	4.000	01-15-29	458,000	385,031
Deutsche Bank AG (2.311% to 11-16-26, then SOFR + 1.219%)	2.311	11-16-27	230,000	197,892
Deutsche Bank AG (2.552% to 1-7-27, then SOFR + 1.318%)	2.552	01-07-28	297,000	258,243
Lazard Group LLC	4.375	03-11-29	32,000	29,418
Macquarie Bank, Ltd. (A)	3.624	06-03-30	229,000	193,200
Morgan Stanley (2.239% to 7-21-31, then SOFR + 1.178%)	2.239	07-21-32	105,000	83,764
Morgan Stanley (2.484% to 9-16-31, then SOFR + 1.360%)	2.484	09-16-36	249,000	187,936
Morgan Stanley (5.164% to 4-20-28, then SOFR + 1.590%)	5.164	04-20-29	801,000	798,385
The Goldman Sachs Group, Inc. (2.650% to 10-21-31, then SOFR + 1.264%)	2.650	10-21-32	212,000	173,684
Consumer finance 0.3%
Discover Financial Services	4.100	02-09-27	280,000	260,947
Insurance 3.6%
Athene Holding, Ltd.	3.500	01-15-31	1,054,000	867,633
CNA Financial Corp.	2.050	08-15-30	208,000	168,625
CNO Financial Group, Inc.	5.250	05-30-29	653,000	618,360
MetLife, Inc. (6.400% to 12-15-36, then 3 month LIBOR + 2.205%)	6.400	12-15-36	575,000	566,650
Nippon Life Insurance Company (2.750% to 1-21-31, then 5 Year CMT + 2.653%) (A)	2.750	01-21-51	541,000	446,999
Prudential Financial, Inc. (5.125% to 11-28-31, then 5 Year CMT + 3.162%)	5.125	03-01-52	113,000	101,319
SBL Holdings, Inc. (A)	5.000	02-18-31	120,000	97,551
Teachers Insurance & Annuity Association of America (A)	4.270	05-15-47	783,000	647,454
Health care 5.8%				5,614,253
Biotechnology 0.4%
Amgen, Inc.	5.250	03-02-30	405,000	408,144
Health care providers and services 3.4%
AmerisourceBergen Corp.	2.800	05-15-30	418,000	364,946
Centene Corp.	4.625	12-15-29	780,000	723,372
Fresenius Medical Care US Finance III, Inc. (A)	2.375	02-16-31	942,000	726,539
Fresenius Medical Care US Finance III, Inc. (A)	3.750	06-15-29	993,000	873,700
Universal Health Services, Inc.	1.650	09-01-26	345,000	303,715
Universal Health Services, Inc.	2.650	10-15-30	409,000	331,342
Pharmaceuticals 2.0%
Pfizer Investment Enterprises Pte, Ltd.	4.750	05-19-33	667,000	669,675
Royalty Pharma PLC	1.750	09-02-27	29,000	25,014
Viatris, Inc.	2.300	06-22-27	515,000	450,434
Viatris, Inc.	2.700	06-22-30	318,000	255,552
Viatris, Inc.	4.000	06-22-50	750,000	481,820
Industrials 20.6%				20,023,173
Aerospace and defense 4.4%
DAE Funding LLC (A)	3.375	03-20-28	686,000	623,501
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	15

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Aerospace and defense (continued)
Huntington Ingalls Industries, Inc.	4.200	05-01-30	464,000	$432,389
The Boeing Company	3.200	03-01-29	541,000	487,124
The Boeing Company	5.040	05-01-27	1,515,000	1,504,063
The Boeing Company	5.150	05-01-30	1,267,000	1,256,606
Building products 1.0%
Owens Corning	3.875	06-01-30	450,000	414,533
Owens Corning	3.950	08-15-29	603,000	564,184
Electrical equipment 0.9%
Regal Rexnord Corp. (A)	6.050	02-15-26	395,000	395,858
Regal Rexnord Corp. (A)	6.400	04-15-33	495,000	489,592
Passenger airlines 7.8%
Air Canada 2017-1 Class B Pass Through Trust (A)	3.700	01-15-26	163,381	153,427
Alaska Airlines 2020-1 Class B Pass Through Trust (A)	8.000	08-15-25	473,975	477,734
American Airlines 2016-1 Class AA Pass Through Trust	3.575	01-15-28	438,553	403,197
American Airlines 2017-1 Class AA Pass Through Trust	3.650	02-15-29	406,120	367,543
American Airlines 2017-2 Class A Pass Through Trust	3.600	10-15-29	36,469	30,957
American Airlines 2019-1 Class A Pass Through Trust	3.500	02-15-32	17,583	14,375
American Airlines 2019-1 Class AA Pass Through Trust	3.150	02-15-32	499,022	429,518
American Airlines 2021-1 Class A Pass Through Trust	2.875	07-11-34	297,796	243,151
British Airways 2018-1 Class A Pass Through Trust (A)	4.125	09-20-31	88,733	78,091
British Airways 2020-1 Class A Pass Through Trust (A)	4.250	11-15-32	287,883	265,742
British Airways 2020-1 Class B Pass Through Trust (A)	8.375	11-15-28	177,864	180,879
Delta Air Lines, Inc. (A)	4.750	10-20-28	542,000	523,584
JetBlue 2019-1 Class AA Pass Through Trust	2.750	05-15-32	757,344	631,640
United Airlines 2014-2 Class A Pass Through Trust	3.750	09-03-26	1,010,227	945,875
United Airlines 2016-1 Class A Pass Through Trust	3.450	07-07-28	445,038	387,217
United Airlines 2018-1 Class B Pass Through Trust	4.600	03-01-26	198,344	187,090
United Airlines 2019-1 Class A Pass Through Trust	4.550	08-25-31	268,121	239,969
United Airlines 2020-1 Class A Pass Through Trust	5.875	10-15-27	1,018,374	1,000,553
United Airlines 2020-1 Class B Pass Through Trust	4.875	01-15-26	299,345	285,874
US Airways 2012-1 Class A Pass Through Trust	5.900	10-01-24	760,270	748,866
Professional services 0.7%
CoStar Group, Inc. (A)	2.800	07-15-30	773,000	633,465
Trading companies and distributors 5.8%
AerCap Ireland Capital DAC	1.750	01-30-26	826,000	739,702
AerCap Ireland Capital DAC	2.450	10-29-26	1,779,000	1,586,346
AerCap Ireland Capital DAC	3.000	10-29-28	866,000	750,851
Air Lease Corp.	2.100	09-01-28	207,000	170,915
Air Lease Corp.	2.875	01-15-26	493,000	458,379
Air Lease Corp.	3.625	12-01-27	380,000	346,225
Ashtead Capital, Inc. (A)	1.500	08-12-26	231,000	202,559
Ashtead Capital, Inc. (A)	4.250	11-01-29	469,000	424,641
Ashtead Capital, Inc. (A)	5.500	08-11-32	385,000	370,000
Ashtead Capital, Inc. (A)	5.550	05-30-33	200,000	193,740
SMBC Aviation Capital Finance DAC (A)	2.300	06-15-28	449,000	383,218
Information technology 9.1%				8,850,077
Communications equipment 0.6%
Motorola Solutions, Inc.	2.300	11-15-30	175,000	141,496
Motorola Solutions, Inc.	2.750	05-24-31	184,000	151,548
Motorola Solutions, Inc.	4.600	05-23-29	305,000	298,413
Electronic equipment, instruments and components 0.8%
Flex, Ltd.	6.000	01-15-28	725,000	737,871
IT services 0.2%
VeriSign, Inc.	2.700	06-15-31	200,000	166,638
16	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Semiconductors and semiconductor equipment 5.9%
Broadcom, Inc. (A)	3.419	04-15-33	596,000	$494,998
Broadcom, Inc.	4.750	04-15-29	1,723,000	1,679,419
Broadcom, Inc. (A)	4.926	05-15-37	215,000	193,363
Micron Technology, Inc.	4.185	02-15-27	1,291,000	1,243,837
Micron Technology, Inc.	5.327	02-06-29	1,217,000	1,199,942
NXP BV	3.875	06-18-26	296,000	284,268
Qorvo, Inc. (A)	1.750	12-15-24	570,000	531,850
Qorvo, Inc. (A)	3.375	04-01-31	141,000	113,533
Software 0.3%
Oracle Corp.	2.950	04-01-30	151,000	132,120
VMware, Inc.	4.700	05-15-30	225,000	213,920
Technology hardware, storage and peripherals 1.3%
Dell International LLC	4.900	10-01-26	937,000	930,810
Dell International LLC	5.300	10-01-29	147,000	146,438
Western Digital Corp.	4.750	02-15-26	199,000	189,613
Materials 2.4%				2,376,153
Chemicals 0.9%
Braskem Netherlands Finance BV (A)	5.875	01-31-50	458,000	357,662
OCI NV (A)	6.700	03-16-33	595,000	582,723
Metals and mining 1.5%
Anglo American Capital PLC (A)	4.750	04-10-27	229,000	223,393
Freeport-McMoRan, Inc.	4.250	03-01-30	289,000	265,101
Freeport-McMoRan, Inc.	4.625	08-01-30	288,000	269,661
Freeport-McMoRan, Inc.	5.450	03-15-43	526,000	477,003
Newmont Corp.	2.800	10-01-29	230,000	200,610
Real estate 5.2%				5,066,843
Hotel and resort REITs 2.4%
Host Hotels & Resorts LP	3.375	12-15-29	593,000	503,530
Host Hotels & Resorts LP	3.500	09-15-30	702,000	594,032
Host Hotels & Resorts LP	4.000	06-15-25	1,045,000	1,009,587
Host Hotels & Resorts LP	4.500	02-01-26	236,000	229,884
Residential REITs 0.3%
American Homes 4 Rent LP	4.250	02-15-28	297,000	278,563
Specialized REITs 2.5%
American Tower Corp.	3.800	08-15-29	247,000	227,899
American Tower Trust I (A)	5.490	03-15-28	560,000	569,471
Crown Castle, Inc.	3.650	09-01-27	80,000	75,253
Crown Castle, Inc.	3.800	02-15-28	59,000	55,469
GLP Capital LP	3.250	01-15-32	332,000	269,134
GLP Capital LP	4.000	01-15-30	295,000	256,719
GLP Capital LP	5.375	04-15-26	263,000	255,457
SBA Tower Trust (A)	6.599	01-15-28	178,000	184,137
VICI Properties LP (A)	4.125	08-15-30	59,000	51,713
VICI Properties LP	4.375	05-15-25	70,000	67,562
VICI Properties LP (A)	4.625	12-01-29	227,000	206,890
VICI Properties LP	5.125	05-15-32	248,000	231,543
Utilities 2.1%				2,003,248
Electric utilities 1.9%
Duke Energy Corp.	2.450	06-01-30	180,000	150,927
Georgia Power Company	4.950	05-17-33	324,000	319,431
NRG Energy, Inc. (A)	2.450	12-02-27	502,000	426,897
NRG Energy, Inc. (A)	4.450	06-15-29	66,000	58,988
NRG Energy, Inc. (A)	7.000	03-15-33	443,000	446,968
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	17

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
Vistra Operations Company LLC (A)	3.700	01-30-27	165,000	$152,874
Vistra Operations Company LLC (A)	4.300	07-15-29	343,000	306,080
Multi-utilities 0.2%

NiSource, Inc.	1.700	02-15-31	180,000	141,083

Municipal bonds 0.4%				$362,739
(Cost $496,519)
Foothill-Eastern Transportation Corridor Agency (California)	4.094	01-15-49	30,000	24,193
Golden State Tobacco Securitization Corp. (California)	4.214	06-01-50	108,000	82,198
Maryland Health & Higher Educational Facilities Authority	3.197	07-01-50	125,000	85,364
New Jersey Transportation Trust Fund Authority	4.081	06-15-39	60,000	52,423
Ohio Turnpike & Infrastructure Commission	3.216	02-15-48	30,000	21,930
Regents of the University of California Medical Center Pooled Revenue	3.006	05-15-50	140,000	96,631

	Yield (%)	Shares	Value
Short-term investments 1.8%			$1,774,687
(Cost $1,774,843)
Short-term funds 1.8%			1,774,687
John Hancock Collateral Trust (D)	4.5317(E)	177,550	1,774,687

Total investments (Cost $100,147,881) 99.1%	$96,153,558
Other assets and liabilities, net 0.9%	872,030
Total net assets 100.0%	$97,025,588

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the portfolio.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $20,757,309 or 21.4% of the portfolio’s net assets as of 5-31-23.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(E)	The rate shown is the annualized seven-day yield as of 5-31-23.
MANAGED ACCOUNT SHARES NON-INVESTMENT-GRADE CORPORATE BOND PORTFOLIO

As of 5-31-23
	Rate (%)	Maturity date	Par value^	Value
Foreign government obligations 0.4%				$137,707
(Cost $171,187)
Argentina 0.4%				137,707
Republic of Argentina Bond (3.500% to 7-9-29, then 4.875% thereafter)	3.500	07-09-41	535,000	137,707

Corporate bonds 96.2%				$37,110,184
(Cost $39,866,585)
Communication services 11.9%				4,586,739
Diversified telecommunication services 4.0%
C&W Senior Financing DAC (A)	6.875	09-15-27	400,000	344,080
Connect Finco SARL (A)	6.750	10-01-26	426,000	410,715
GCI LLC (A)	4.750	10-15-28	244,000	206,005
Kenbourne Invest SA (A)	4.700	01-22-28	200,000	136,802
Telesat Canada (A)	5.625	12-06-26	84,000	50,820
Total Play Telecomunicaciones SA de CV (A)	6.375	09-20-28	200,000	118,413
Total Play Telecomunicaciones SA de CV (A)	7.500	11-12-25	413,000	281,431
18	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Entertainment 1.5%
Netflix, Inc. (A)	5.375	11-15-29	275,000	$276,871
WMG Acquisition Corp. (A)	3.875	07-15-30	339,000	289,543
Interactive media and services 0.6%
Match Group Holdings II LLC (A)	3.625	10-01-31	75,000	61,096
Match Group Holdings II LLC (A)	4.125	08-01-30	217,000	184,174
Media 4.0%
Globo Comunicacao e Participacoes SA (A)	4.875	01-22-30	442,000	359,567
LCPR Senior Secured Financing DAC (A)	5.125	07-15-29	200,000	165,779
News Corp. (A)	3.875	05-15-29	354,000	310,825
Sirius XM Radio, Inc. (A)	4.000	07-15-28	184,000	154,073
Sirius XM Radio, Inc. (A)	5.000	08-01-27	467,000	423,412
Stagwell Global LLC (A)	5.625	08-15-29	134,000	115,002
Wireless telecommunication services 1.8%
Millicom International Cellular SA (A)	6.250	03-25-29	261,000	229,835
MTN Mauritius Investments, Ltd. (A)	4.755	11-11-24	200,000	195,110
Vodafone Group PLC (7.000% to 1-4-29, then 5 Year U.S. Swap Rate + 4.873%)	7.000	04-04-79	270,000	273,186
Consumer discretionary 23.1%				8,893,610
Automobile components 0.2%
Dealer Tire LLC (A)	8.000	02-01-28	81,000	74,156
Automobiles 6.9%
Ford Motor Company	3.250	02-12-32	118,000	89,665
Ford Motor Credit Company LLC	2.900	02-16-28	125,000	105,539
Ford Motor Credit Company LLC	4.000	11-13-30	200,000	168,058
Ford Motor Credit Company LLC	4.125	08-17-27	350,000	316,165
Ford Motor Credit Company LLC	5.113	05-03-29	500,000	457,762
Ford Motor Credit Company LLC	6.800	05-12-28	1,066,000	1,054,944
Nissan Motor Acceptance Company LLC (A)	1.850	09-16-26	250,000	210,988
Nissan Motor Acceptance Company LLC (A)	2.000	03-09-26	300,000	260,390
Broadline retail 1.0%
Macy’s Retail Holdings LLC (A)	5.875	04-01-29	121,000	106,964
Macy’s Retail Holdings LLC (A)	5.875	03-15-30	46,000	39,870
Macy’s Retail Holdings LLC (A)	6.125	03-15-32	274,000	232,215
Diversified consumer services 0.6%
Service Corp. International	4.000	05-15-31	177,000	151,114
Sotheby’s (A)	7.375	10-15-27	100,000	87,627
Hotels, restaurants and leisure 9.0%
Affinity Interactive (A)	6.875	12-15-27	192,000	168,038
Caesars Entertainment, Inc. (A)	7.000	02-15-30	110,000	110,504
CCM Merger, Inc. (A)	6.375	05-01-26	260,000	251,128
Full House Resorts, Inc. (A)	8.250	02-15-28	113,000	105,938
Hilton Grand Vacations Borrower Escrow LLC (A)	4.875	07-01-31	200,000	169,751
Hilton Grand Vacations Borrower Escrow LLC (A)	5.000	06-01-29	249,000	221,465
Jacobs Entertainment, Inc. (A)	6.750	02-15-29	74,000	64,965
MGM Resorts International	4.750	10-15-28	441,000	401,904
Midwest Gaming Borrower LLC (A)	4.875	05-01-29	191,000	168,382
Mohegan Tribal Gaming Authority (A)	8.000	02-01-26	195,000	171,955
New Red Finance, Inc. (A)	4.000	10-15-30	539,000	462,717
Resorts World Las Vegas LLC (A)	4.625	04-16-29	200,000	162,262
Resorts World Las Vegas LLC (A)	4.625	04-06-31	200,000	152,269
Travel + Leisure Company (A)	4.625	03-01-30	158,000	133,775
Travel + Leisure Company	6.600	10-01-25	129,000	129,352
Wyndham Hotels & Resorts, Inc. (A)	4.375	08-15-28	126,000	115,605
Yum! Brands, Inc.	3.625	03-15-31	198,000	169,170
Yum! Brands, Inc. (A)	4.750	01-15-30	345,000	323,967
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	19

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Household durables 1.7%
Brookfield Residential Properties, Inc. (A)	5.000	06-15-29	155,000	$119,041
Century Communities, Inc. (A)	3.875	08-15-29	190,000	162,674
KB Home	4.000	06-15-31	383,000	325,222
KB Home	7.250	07-15-30	30,000	30,317
Specialty retail 3.7%
Asbury Automotive Group, Inc. (A)	4.625	11-15-29	40,000	35,258
Asbury Automotive Group, Inc.	4.750	03-01-30	222,000	194,445
Group 1 Automotive, Inc. (A)	4.000	08-15-28	121,000	105,954
Lithia Motors, Inc. (A)	3.875	06-01-29	123,000	105,969
Lithia Motors, Inc. (A)	4.375	01-15-31	84,000	71,678
Lithia Motors, Inc. (A)	4.625	12-15-27	29,000	26,843
The Michaels Companies, Inc. (A)	5.250	05-01-28	335,000	257,950
The Michaels Companies, Inc. (A)	7.875	05-01-29	313,000	192,320
Valvoline, Inc. (A)	3.625	06-15-31	521,000	427,335
Consumer staples 2.8%				1,097,906
Food products 1.8%
Coruripe Netherlands BV (A)	10.000	02-10-27	200,000	131,400
MARB BondCo PLC (A)	3.950	01-29-31	467,000	339,765
NBM US Holdings, Inc. (A)	6.625	08-06-29	263,000	236,193
Household products 0.7%
Edgewell Personal Care Company (A)	4.125	04-01-29	155,000	133,688
Edgewell Personal Care Company (A)	5.500	06-01-28	156,000	145,860
Personal care products 0.3%
Oriflame Investment Holding PLC (A)	5.125	05-04-26	200,000	111,000
Energy 11.8%				4,567,682
Energy equipment and services 0.9%
CSI Compressco LP (A)	7.500	04-01-25	273,000	260,723
CSI Compressco LP (A)	7.500	04-01-25	27,000	25,786
CSI Compressco LP (10.000% Cash or 7.250% Cash and 3.500% PIK) (A)	10.000	04-01-26	89,978	74,682
Oil, gas and consumable fuels 10.9%
Antero Midstream Partners LP (A)	5.375	06-15-29	187,000	171,919
Antero Resources Corp. (A)	5.375	03-01-30	63,000	57,917
Ascent Resources Utica Holdings LLC (A)	5.875	06-30-29	436,000	382,760
CNX Resources Corp. (A)	7.375	01-15-31	36,000	34,651
Energean Israel Finance, Ltd. (A)	5.375	03-30-28	70,000	62,363
Energean Israel Finance, Ltd. (A)	5.875	03-30-31	219,000	190,832
Energy Transfer LP (6.500% to 11-15-26, then 5 Year CMT + 5.694%) (B)	6.500	11-15-26	605,000	529,375
EQM Midstream Partners LP (A)	7.500	06-01-27	50,000	50,308
EQM Midstream Partners LP (A)	7.500	06-01-30	40,000	40,200
Hess Midstream Operations LP (A)	4.250	02-15-30	60,000	51,992
Hess Midstream Operations LP (A)	5.500	10-15-30	19,000	17,218
Inversiones Latin America Power, Ltda. (A)	5.125	06-15-33	193,726	85,149
Leviathan Bond, Ltd. (A)	6.500	06-30-27	442,000	419,803
Leviathan Bond, Ltd. (A)	6.750	06-30-30	38,000	35,121
MC Brazil Downstream Trading SARL (A)	7.250	06-30-31	236,462	173,384
Occidental Petroleum Corp.	6.450	09-15-36	453,000	460,928
Occidental Petroleum Corp.	6.600	03-15-46	172,000	176,334
Occidental Petroleum Corp.	6.625	09-01-30	293,000	305,453
Parkland Corp. (A)	4.500	10-01-29	166,000	143,523
Parkland Corp. (A)	4.625	05-01-30	137,000	118,437
Petroleos Mexicanos	8.750	06-02-29	149,000	132,119
Southwestern Energy Company	4.750	02-01-32	99,000	85,653
Sunoco LP	4.500	05-15-29	70,000	62,313
Sunoco LP	4.500	04-30-30	227,000	199,119
20	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Venture Global Calcasieu Pass LLC (A)	3.875	08-15-29	82,000	$71,342
Venture Global Calcasieu Pass LLC (A)	4.125	08-15-31	172,000	148,278
Financials 9.3%				3,592,111
Banks 6.7%
Barclays PLC (4.375% to 3-15-28, then 5 Year CMT + 3.410%) (B)	4.375	03-15-28	400,000	264,440
Barclays PLC (8.000% to 3-15-29, then 5 Year CMT + 5.431%) (B)	8.000	03-15-29	200,000	173,500
Citigroup, Inc. (4.700% to 1-30-25, then SOFR + 3.234%) (B)	4.700	01-30-25	631,000	547,140
Citigroup, Inc. (6.250% to 8-15-26, then 3 month CME Term SOFR + 4.779%) (B)	6.250	08-15-26	462,000	446,991
Fifth Third Bancorp (5.100% to 7-3-23, then 3 month LIBOR + 3.033%) (B)	5.100	07-03-23	215,000	185,975
Freedom Mortgage Corp. (A)	8.125	11-15-24	225,000	220,535
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (B)	6.500	04-16-25	200,000	185,280
Popular, Inc.	7.250	03-13-28	295,000	292,276
Societe Generale SA (5.375% to 11-18-30, then 5 Year CMT + 4.514%) (A)(B)	5.375	11-18-30	400,000	285,899
Consumer finance 0.8%
Enova International, Inc. (A)	8.500	09-01-24	30,000	29,925
Enova International, Inc. (A)	8.500	09-15-25	197,000	189,142
OneMain Finance Corp.	6.875	03-15-25	81,000	78,048
Financial services 1.1%
Block, Inc.	3.500	06-01-31	90,000	73,510
Nationstar Mortgage Holdings, Inc. (A)	5.125	12-15-30	55,000	44,332
Nationstar Mortgage Holdings, Inc. (A)	5.500	08-15-28	275,000	237,875
Nationstar Mortgage Holdings, Inc. (A)	6.000	01-15-27	70,000	63,840
Insurance 0.7%
Liberty Mutual Group, Inc. (4.125% to 9-15-26, then 5 Year CMT + 3.315%) (A)	4.125	12-15-51	355,000	273,403
Health care 3.0%				1,163,310
Health care equipment and supplies 0.3%
Varex Imaging Corp. (A)	7.875	10-15-27	101,000	100,272
Health care providers and services 2.2%
AdaptHealth LLC (A)	5.125	03-01-30	177,000	137,676
DaVita, Inc. (A)	3.750	02-15-31	527,000	418,101
DaVita, Inc. (A)	4.625	06-01-30	287,000	245,800
Encompass Health Corp.	4.625	04-01-31	73,000	63,748
Pharmaceuticals 0.5%
Organon & Company (A)	5.125	04-30-31	233,000	197,713
Industrials 18.0%				6,928,153
Aerospace and defense 0.7%
TransDigm, Inc.	5.500	11-15-27	277,000	260,411
Air freight and logistics 0.4%
Simpar Europe SA (A)	5.200	01-26-31	200,000	151,828
Building products 1.2%
Builders FirstSource, Inc. (A)	4.250	02-01-32	301,000	258,601
Builders FirstSource, Inc. (A)	5.000	03-01-30	35,000	32,430
Builders FirstSource, Inc. (A)	6.375	06-15-32	185,000	182,016
Commercial services and supplies 2.1%
Albion Financing 1 SARL (A)	6.125	10-15-26	200,000	179,346
Allied Universal Holdco LLC (A)	6.000	06-01-29	200,000	148,000
APX Group, Inc. (A)	5.750	07-15-29	292,000	249,470
Prime Security Services Borrower LLC (A)	3.375	08-31-27	44,000	38,620
Prime Security Services Borrower LLC (A)	6.250	01-15-28	195,000	179,104
Construction and engineering 0.6%
Global Infrastructure Solutions, Inc. (A)	5.625	06-01-29	272,000	224,400
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	21

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Electrical equipment 1.0%
Emerald Debt Merger Sub LLC (A)	6.625	12-15-30	400,000	$396,800
Ground transportation 2.0%
Uber Technologies, Inc. (A)	4.500	08-15-29	425,000	387,676
Uber Technologies, Inc. (A)	7.500	09-15-27	390,000	400,065
Machinery 0.2%
Hillenbrand, Inc.	3.750	03-01-31	30,000	24,899
JB Poindexter & Company, Inc. (A)	7.125	04-15-26	64,000	60,909
Passenger airlines 7.6%
Air Canada 2020-1 Class C Pass Through Trust (A)	10.500	07-15-26	171,000	183,996
American Airlines 2015-1 Class A Pass Through Trust	3.375	05-01-27	784,847	678,108
American Airlines 2016-1 Class A Pass Through Trust	4.100	01-15-28	289,364	254,707
American Airlines 2016-3 Class A Pass Through Trust	3.250	10-15-28	40,412	34,557
American Airlines 2019-1 Class A Pass Through Trust	3.500	02-15-32	524,978	429,206
American Airlines 2019-1 Class B Pass Through Trust	3.850	02-15-28	97,183	83,334
American Airlines 2021-1 Class B Pass Through Trust	3.950	07-11-30	189,090	162,927
Delta Air Lines, Inc.	4.375	04-19-28	273,000	255,876
United Airlines 2016-1 Class B Pass Through Trust	3.650	01-07-26	314,468	284,881
United Airlines, Inc. (A)	4.375	04-15-26	194,000	183,545
United Airlines, Inc. (A)	4.625	04-15-29	55,000	49,821
US Airways 2011-1 Class A Pass Through Trust	7.125	10-22-23	58,996	58,108
US Airways 2012-2 Class A Pass Through Trust	4.625	06-03-25	283,379	265,814
Professional services 0.3%
TriNet Group, Inc. (A)	3.500	03-01-29	114,000	97,657
Trading companies and distributors 1.9%
Beacon Roofing Supply, Inc. (A)	4.125	05-15-29	208,000	179,400
BlueLinx Holdings, Inc. (A)	6.000	11-15-29	234,000	197,730
United Rentals North America, Inc.	3.875	11-15-27	265,000	245,154
United Rentals North America, Inc.	4.875	01-15-28	114,000	108,757
Information technology 1.5%				579,481
IT services 1.2%
Gartner, Inc. (A)	4.500	07-01-28	302,000	284,311
Sabre GLBL, Inc. (A)	7.375	09-01-25	213,000	180,120
Software 0.3%
Consensus Cloud Solutions, Inc. (A)	6.500	10-15-28	132,000	115,050
Materials 8.6%				3,311,315
Chemicals 0.7%
Braskem Idesa SAPI (A)	6.990	02-20-32	200,000	137,034
Sasol Financing USA LLC	5.500	03-18-31	174,000	135,131
Construction materials 2.0%
Cemex SAB de CV (A)	3.875	07-11-31	385,000	320,049
Cemex SAB de CV (A)	5.200	09-17-30	200,000	184,594
Standard Industries, Inc. (A)	3.375	01-15-31	116,000	90,611
Standard Industries, Inc. (A)	4.375	07-15-30	147,000	124,122
Standard Industries, Inc. (A)	5.000	02-15-27	72,000	67,576
Containers and packaging 2.3%
Graphic Packaging International LLC (A)	3.500	03-01-29	218,000	193,145
Mauser Packaging Solutions Holding Company (A)	7.875	08-15-26	126,000	124,881
Owens-Brockway Glass Container, Inc. (A)	6.625	05-13-27	110,000	109,863
Owens-Brockway Glass Container, Inc. (A)	7.250	05-15-31	9,000	9,158
Pactiv Evergreen Group Issuer LLC (A)	4.375	10-15-28	280,000	243,684
Pactiv Evergreen Group Issuer, Inc. (A)	4.000	10-15-27	215,000	189,398
Metals and mining 3.6%
First Quantum Minerals, Ltd. (A)	6.875	03-01-26	200,000	194,500
22	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Metals and mining (continued)
First Quantum Minerals, Ltd. (A)	6.875	10-15-27	572,000	$544,830
First Quantum Minerals, Ltd. (A)	7.500	04-01-25	200,000	199,598
Hudbay Minerals, Inc. (A)	4.500	04-01-26	62,000	56,816
JW Aluminum Continuous Cast Company (A)	10.250	06-01-26	10,000	9,950
Novelis Corp. (A)	4.750	01-30-30	418,000	370,973
Volcan Cia Minera SAA (A)	4.375	02-11-26	8,000	5,402
Real estate 1.5%				589,818
Hotel and resort REITs 0.6%
RHP Hotel Properties LP (A)	4.500	02-15-29	204,000	180,381
XHR LP (A)	4.875	06-01-29	76,000	65,075
Specialized REITs 0.9%
Iron Mountain Information Management Services, Inc. (A)	5.000	07-15-32	41,000	34,950
Iron Mountain, Inc. (A)	4.875	09-15-29	138,000	123,074
Iron Mountain, Inc. (A)	5.250	07-15-30	208,000	186,338
Utilities 4.7%				1,800,059
Electric utilities 2.5%
FirstEnergy Corp.	2.650	03-01-30	236,000	200,305
FirstEnergy Corp.	3.400	03-01-50	67,000	44,656
NRG Energy, Inc. (A)	3.375	02-15-29	38,000	31,328
NRG Energy, Inc. (A)	3.625	02-15-31	170,000	133,965
NRG Energy, Inc. (A)	3.875	02-15-32	477,000	370,277
NRG Energy, Inc. (10.250% to 3-15-28, then 5 Year CMT + 5.920%) (A)(B)	10.250	03-15-28	211,000	199,923
Gas utilities 0.8%
AmeriGas Partners LP	5.500	05-20-25	309,000	297,435
Independent power and renewable electricity producers 1.4%
DPL, Inc.	4.125	07-01-25	233,000	222,192
NextEra Energy Operating Partners LP (A)	3.875	10-15-26	233,000	215,234

NextEra Energy Operating Partners LP (A)	4.500	09-15-27	91,000	84,744
Term loans (C) 0.1%				$41,861
(Cost $36,389)
Industrials 0.1%				41,861
Professional services 0.1%

CoreLogic, Inc., Term Loan (1 month LIBOR + 3.500%)	8.638	06-02-28	46,933	41,861

Asset backed securities 0.1%				$33,204
(Cost $38,000)
Asset backed securities 0.1%				33,204
Diamond Infrastructure Funding LLC
Series 2021-1A, Class C (A)	3.475	04-15-49	38,000	33,204

	Shares	Value
Common stocks 0.4%		$151,282
(Cost $315,464)
Energy 0.0%		8,017
Oil, gas and consumable fuels 0.0%
Altera Infrastructure LP (D)	297	8,017
Utilities 0.4%		143,265
Multi-utilities 0.4%

Algonquin Power & Utilities Corp.	4,850	143,265
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	23

	Shares	Value

Preferred securities 0.1%		$50,312
(Cost $91,274)
Communication services 0.1%		50,312
Wireless telecommunication services 0.1%
Telephone & Data Systems, Inc., 6.625%	3,800	50,312

	Par value^	Value
Escrow certificates 0.0%		$156
(Cost $0)
LSC Communications, Inc. (A)(D)(E)	80,000	156

	Yield (%)	Shares	Value
Short-term investments 0.8%			$319,300
(Cost $319,301)
Short-term funds 0.8%			319,300
John Hancock Collateral Trust (F)	4.5317(G)	31,945	319,300

Total investments (Cost $40,838,200) 98.1%	$37,844,006
Other assets and liabilities, net 1.9%	740,184
Total net assets 100.0%	$38,584,190

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the portfolio.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $24,968,041 or 64.7% of the portfolio’s net assets as of 5-31-23.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(C)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(D)	Non-income producing security.
(E)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(F)	The rate shown is the annualized seven-day yield as of 5-31-23.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
MANAGED ACCOUNT SHARES NON-INVESTMENT-GRADE MUNICIPAL BOND PORTFOLIO

As of 5-31-23
	Rate (%)	Maturity date	Par value^	Value
Municipal bonds 98.8%				$19,444,445
(Cost $19,741,958)
Alaska 1.1%				218,542
Northern Tobacco Securitization Corp. Alaska Tobacco Settlement, Senior Class 1, Series A	4.000	06-01-50	250,000	218,542
Arizona 4.1%				800,422
Glendale Industrial Development Authority Royal Oaks Life Care Community	5.000	05-15-39	345,000	316,518
Industrial Development Authority of the City of Phoenix Legacy Traditional Schools Project, Series A (A)	5.000	07-01-41	250,000	230,400
Maricopa County Industrial Development Authority Commercial Metals Company Project, AMT (A)	4.000	10-15-47	300,000	253,504
Arkansas 1.3%				265,392
Arkansas Development Finance Authority Big River Steel Project, AMT (A)	4.500	09-01-49	300,000	265,392
24	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
California 8.2%				$1,618,313
California Community Choice Financing Authority Clean Energy Project, Series C	5.250	01-01-54	250,000	261,320
California Pollution Control Financing Authority Poseidon Resources LP Desalination Project, AMT (A)	5.000	07-01-36	250,000	263,139
California School Finance Authority Sonoma County Junior College Project, Series A (A)	4.000	11-01-31	250,000	233,808
California Statewide Communities Development Authority Loma Linda University Medical Center	5.250	12-01-44	250,000	247,613
CSCDA Community Improvement Authority Orange City Portfolio, Series A-2 (A)	3.000	03-01-57	300,000	196,908
CSCDA Community Improvement Authority Parallel Apartments Anaheim, Series A (A)	4.000	08-01-56	250,000	182,892
CSCDA Community Improvement Authority Pasadena Portfolio, Series A-2 (A)	3.000	12-01-56	200,000	131,474
Golden State Tobacco Securitization Corp. Series B-2 (B)	5.391	06-01-66	1,000,000	101,159
Colorado 2.5%				483,132
Colorado Health Facilities Authority Commonspirit Health, Series A-1	4.000	08-01-44	250,000	231,266
Fiddler’s Business Improvement District Greenwood Village, GO (A)	5.000	12-01-32	250,000	251,866
Connecticut 1.5%				296,901
Harbor Point Infrastructure Improvement District Harbor Point Project (A)	5.000	04-01-39	300,000	296,901
Delaware 1.2%				226,728
Delaware State Economic Development Authority NRG Energy Project, Series A	1.250	10-01-45	250,000	226,728
Florida 12.9%				2,536,667
Charlotte County Industrial Development Authority Town and Country Utilities Project, AMT (A)	5.000	10-01-49	260,000	245,817
County of Lake Imagine South Lake Charter School Project, Series A (A)	5.000	01-15-54	235,000	205,479
Escambia County Health Facilities Authority Baptist Health Care Corp. Health Facilities, Series A	4.000	08-15-50	300,000	254,602
Florida Development Finance Corp. Waste Pro USA, Inc. Project, AMT	3.000	06-01-32	250,000	195,313
Florida Higher Educational Facilities Financial Authority Jacksonville University, Series A-1 (A)	5.000	06-01-48	250,000	223,775
Middleton Community Development District A Special Assessment Revenue	5.450	05-01-32	250,000	254,813
Palm Beach County Health Facilities Authority Jupiter Medical Center Project, Series A	5.000	11-01-31	250,000	265,066
Palm Beach County Health Facilities Authority Toby & Leon Cooperman Sinai Residences	5.000	06-01-55	250,000	210,896
Polk County Industrial Development Authority Mineral Development LLC, AMT (A)	5.875	01-01-33	250,000	250,803
Shingle Creek at Bronson Community Development District Florida Special Assessment	3.100	06-15-31	250,000	220,683
St. Johns County Industrial Development Authority Vicar’s Landing Project, Series A	4.000	12-15-50	300,000	209,420
Georgia 3.0%				594,211
Augusta Development Authority AU Health System, Inc. Project	5.000	07-01-33	145,000	145,986
Development Authority of Burke County Georgia Power Company Vogtle Project, Fifth Series 1995	2.200	10-01-32	250,000	198,838
Development Authority of Burke County Georgia Power Company Vogtle Project, First Series 1996	3.875	10-01-32	250,000	249,387
Illinois 6.7%				1,322,359
Chicago Board of Education Capital Improvement	5.000	04-01-38	375,000	394,737
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	25

	Rate (%)	Maturity date	Par value^	Value
Illinois (continued)
Chicago Board of Education Series H, GO	5.000	12-01-46	250,000	$240,964
City of Chicago Chicago Works, Series A, GO	5.500	01-01-43	200,000	209,906
Illinois Finance Authority DePaul College Prep Foundation, Series A (A)	5.250	08-01-38	250,000	250,372
Village of Lincolnwood District 1860 Development Project, Series A (A)	4.820	01-01-41	250,000	226,380
Indiana 0.7%				139,387
Indiana Finance Authority Polyflow Industry Project, AMT (A)	7.000	03-01-39	185,000	139,387
Iowa 1.0%				190,315
Iowa Finance Authority Alcoa, Inc. Project	4.750	08-01-42	200,000	190,315
Kansas 2.4%				476,678
City of Prairie Village Meadowbrook TIF Project	2.875	04-01-30	250,000	221,571
Wyandotte County-Kansas City Unified Government Legends Apartments Garage & West Lawn Project	4.500	06-01-40	280,000	255,107
Kentucky 1.2%				234,918
City of Henderson Pratt Paper LLC Project, Series B, AMT (A)	4.450	01-01-42	250,000	234,918
Louisiana 2.5%				483,948
Louisiana Local Government Environmental Facilities & Community Development Authority Downsville Community Charter School Project (A)	6.375	06-15-53	240,000	235,741
Parish of St. John the Baptist Marathon Oil Corp. Project	4.050	06-01-37	250,000	248,207
Maryland 1.8%				359,182
County of Howard Downtown Columbia Project, Series A (A)	4.500	02-15-47	250,000	224,100
Maryland Health & Higher Educational Facilities Authority Adventist Healthcare, Series B	5.000	01-01-32	130,000	135,082
Massachusetts 4.7%				925,050
Massachusetts Development Finance Agency Boston Medical Center, Series G	4.375	07-01-52	225,000	211,224
Massachusetts Development Finance Agency Emerson College	5.000	01-01-45	225,000	225,402
Massachusetts Development Finance Agency Merrimack College	5.000	07-01-42	250,000	250,488
Massachusetts Development Finance Agency Newbridge Charles, Inc. (A)	5.000	10-01-37	250,000	237,936
Michigan 1.6%				318,534
City of Detroit, GO	5.500	04-01-32	300,000	318,534
Missouri 2.2%				424,986
Lee’s Summit Industrial Development Authority John Knox Village Project, Series A	5.000	08-15-32	250,000	230,166
Taney County Industrial Development Authority Big Cedar Infrastructure Project (A)	6.000	10-01-49	200,000	194,820
Montana 1.0%				202,014
Montana Facility Finance Authority Montana Children’s Home and Hospital	4.000	07-01-50	250,000	202,014
New Hampshire 1.0%				193,079
New Hampshire Business Finance Authority Covanta Resources Recovery, Series B, AMT (A)	3.750	07-01-45	250,000	193,079
26	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
New Jersey 1.3%				$249,611
Salem County Pollution Control Financing Authority Philadelphia Electric Company Project, Series A, AMT	4.450	03-01-25	250,000	249,611
New York 5.6%				1,106,605
New York Liberty Development Corp. World Trade Center, Class 2-3 (A)	5.150	11-15-34	250,000	250,443
New York Transportation Development Corp. American Airlines Inc., John F. Kennedy International Airport, AMT	2.250	08-01-26	250,000	233,842
New York Transportation Development Corp. John F. Kennedy International Airport Project, Terminal 4, AMT	5.000	12-01-24	375,000	378,979
New York Transportation Development Corp. Laguardia Airport Terminal B, AMT	4.000	07-01-33	250,000	243,341
Ohio 3.2%				632,533
Buckeye Tobacco Settlement Financing Authority Series A-2, Class 1	3.000	06-01-48	250,000	184,303
Buckeye Tobacco Settlement Financing Authority Series B-2, Class 2	5.000	06-01-55	250,000	231,273
Ohio Air Quality Development Authority Ohio Valley Electric Corp. Project, Series B, AMT	2.600	06-01-41	250,000	216,957
Oklahoma 1.0%				196,065
Oklahoma Development Finance Authority OU Medicine Project, Series B	5.000	08-15-25	200,000	196,065
Oregon 1.1%				217,441
Hospital Facilities Authority of Multnomah County Mirabella South Waterfront	5.400	10-01-44	250,000	217,441
Pennsylvania 0.5%				94,294
Philadelphia Authority for Industrial Development Philadelphia E&T Charter High School, Series A	4.000	06-01-31	100,000	94,294
Puerto Rico 4.3%				848,017
Puerto Rico Commonwealth CW Guarantee Bond Claims, GO (B)	3.528	11-01-43	237,064	115,569
Puerto Rico Commonwealth Series A-1, GO	4.000	07-01-35	250,000	223,329
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A-1	4.750	07-01-53	250,000	231,190
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A-2	4.329	07-01-40	300,000	277,929
South Carolina 0.9%				186,261
South Carolina Jobs-Economic Development Authority Last Step Recycling Project, Series A, AMT (A)	6.500	06-01-51	250,000	186,261
Texas 9.4%				1,849,744
Arlington Higher Education Finance Corp. Wayside Schools, Series A	5.000	08-15-25	205,000	203,260
Brazoria County Industrial Development Corp. Aleon Renewable Metals LLC, AMT (A)	10.000	06-01-42	100,000	95,318
City of Houston Airport System Revenue United Airlines, Inc. Terminal Project, AMT	4.000	07-15-41	250,000	217,438
Decatur Hospital Authority Wise Health System	5.000	09-01-31	200,000	193,666
Lake Houston Redevelopment Authority Tax Increment Contract Revenue	4.000	09-01-32	175,000	167,715
Love Field Airport Modernization Corp. Southwest Airlines Company Project, AMT	5.000	11-01-28	300,000	300,035
Port Beaumont Navigation District Jefferson Gulf Coast Energy Project, Series A, AMT (A)	4.000	01-01-50	250,000	176,022
Texas Private Activity Bond Surface Transportation Corp. Segment 3C Project, AMT	5.000	06-30-58	250,000	245,926
Texas Transportation Commission State Highway 249 System State Highway Toll, First Tier	5.000	08-01-57	250,000	250,364
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	27

	Rate (%)	Maturity date	Par value^	Value
Utah 1.1%				$225,767
Utah Infrastructure Agency Telecommunication Revenue	4.000	10-15-35	250,000	225,767
Vermont 1.0%				187,729
Vermont Economic Development Authority Wake Robin Corp. Project, Series A	4.000	05-01-45	250,000	187,729
Virgin Islands 1.8%				350,401
Matching Fund Special Purpose Securitization Corp. Series A	5.000	10-01-30	350,000	350,401
Virginia 2.6%				521,594
Virginia Small Business Financing Authority 95 Express Lanes LLC Project, AMT	4.000	01-01-39	300,000	276,784
Virginia Small Business Financing Authority Transform 66 P3 Project, AMT	5.000	12-31-56	250,000	244,810
Wisconsin 2.4%				467,625
Public Finance Authority Air Cargo Facilities Project, AMT	5.500	07-01-38	250,000	259,607
Public Finance Authority College Achieve Paterson Charter School (A)	4.000	06-15-42	260,000	208,018

	Yield (%)	Shares	Value
Short-term investments 0.3%			$52,385
(Cost $52,395)
Short-term funds 0.3%
John Hancock Collateral Trust (C)	4.5317(D)	5,241	52,385
Total investments (Cost $19,794,353) 99.1%			$19,496,830
Other assets and liabilities, net 0.9%			181,880
Total net assets 100.0%			$19,678,710

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
AMT	Interest earned from these securities may be considered a tax preference item for purpose of the Federal Alternative Minimum Tax.
GO	General Obligation
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,084,953 or 30.9% of the fund’s net assets as of 5-31-23.
(B)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(D)	The rate shown is the annualized seven-day yield as of 5-31-23.
MANAGED ACCOUNT SHARES SECURITIZED DEBT PORTFOLIO

As of 5-31-23
	Rate (%)	Maturity date	Par value^	Value
Collateralized mortgage obligations 41.3%				$33,116,846
(Cost $34,556,664)
Commercial and residential 35.4%				28,404,345
Angel Oak Mortgage Trust LLC
Series 2020-R1, Class A1 (A)(B)	0.990	04-25-53	178,284	160,921
Series 2021-2, Class A1 (A)(B)	0.985	04-25-66	353,814	292,101
Series 2021-4, Class A1 (A)(B)	1.035	01-20-65	731,497	582,321
Series 2021-5, Class A1 (A)(B)	0.951	07-25-66	273,442	224,944
Arroyo Mortgage Trust
Series 2019-3, Class A1 (A)(B)	2.962	10-25-48	78,298	71,541
Series 2021-1R, Class A1 (A)(B)	1.175	10-25-48	171,499	138,585
BAMLL Commercial Mortgage Securities Trust
Series 2015-200P, Class A (A)	3.218	04-14-33	260,000	242,448
BBCMS Mortgage Trust
Series 2020-C6, Class A2	2.690	02-15-53	267,000	247,008
BBCMS Trust
Series 2015-SRCH, Class D (A)(B)	4.957	08-10-35	100,000	83,974
28	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Benchmark Mortgage Trust
Series 2019-B12, Class A2	3.001	08-15-52	355,068	$340,868
BOCA Commercial Mortgage Trust
Series 2022-BOCA, Class B (1 month CME Term SOFR + 2.319%) (A)(C)	7.378	05-15-39	100,000	98,421
BPR Trust
Series 2022-OANA, Class A (1 month CME Term SOFR + 1.898%) (A)(C)	6.957	04-15-37	845,000	818,657
BRAVO Residential Funding Trust
Series 2021-NQM1, Class A1 (A)(B)	0.941	02-25-49	223,716	195,654
BX Commercial Mortgage Trust
Series 2021-CIP, Class A (1 month LIBOR + 0.921%) (A)(C)	6.028	12-15-38	558,000	541,035
Series 2021-VOLT, Class C (1 month LIBOR + 1.100%) (A)(C)	6.207	09-15-36	617,000	583,654
BX Trust
Series 2021-MFM1, Class D (1 month CME Term SOFR + 1.614%) (A)(C)	6.673	01-15-34	325,528	314,901
Series 2022-CLS, Class A (A)	5.760	10-13-27	508,000	492,572
BXHPP Trust
Series 2021-FILM, Class C (1 month LIBOR + 1.100%) (A)(C)	6.207	08-15-36	1,409,000	1,264,584
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class D (1 month LIBOR + 1.750%) (A)(C)	6.857	12-15-37	235,000	230,265
Cantor Commercial Real Estate Lending
Series 2019-CF1, Class A2	3.623	05-15-52	326,000	316,753
CFK Trust
Series 2020-MF2, Class A (A)	2.387	03-15-39	130,000	113,961
Citigroup Commercial Mortgage Trust
Series 2016-GC36, Class A5	3.616	02-10-49	475,000	448,231
Series 2016-P4, Class A2	2.450	07-10-49	734,602	697,727
Series 2019-SMRT, Class A (A)	4.149	01-10-36	275,000	272,636
Series 2020-GC46, Class A2	2.708	02-15-53	405,000	381,549
Series 2023-SMRT, Class A (A)(B)	6.015	06-10-28	325,000	330,031
COLT Mortgage Loan Trust
Series 2020-2, Class A1 (A)(B)	1.853	03-25-65	3,096	3,058
Series 2021-2, Class A1 (A)(B)	0.924	08-25-66	139,982	108,406
Series 2021-3, Class A1 (A)(B)	0.956	09-27-66	803,471	635,512
Series 2021-HX1, Class A1 (A)(B)	1.110	10-25-66	147,458	119,519
Series 2022-2, Class A1 (2.994% to 2-1-26, then 3.994% thereafter) (A)	2.994	02-25-67	190,468	169,970
COLT Mortgage Pass-Through Trust
Series 2021-1R, Class A1 (A)(B)	0.857	05-25-65	25,505	21,272
COLT Trust
Series 2020-RPL1, Class A1 (A)(B)	1.390	01-25-65	515,209	427,211
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2020-CX, Class D (A)(B)	2.683	11-10-46	370,000	278,121
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class B (1 month LIBOR + 1.230%) (A)(C)	6.337	05-15-36	224,442	222,168
Series 2019-ICE4, Class D (1 month LIBOR + 1.600%) (A)(C)	6.707	05-15-36	523,697	517,065
Series 2020-NET, Class A (A)	2.257	08-15-37	519,934	466,956
Series 2021-AFC1, Class A1 (A)(B)	0.830	03-25-56	407,529	314,118
Series 2021-NQM2, Class A1 (A)(B)	1.179	02-25-66	83,635	70,392
Series 2021-NQM5, Class A1 (A)(B)	0.938	05-25-66	70,212	55,196
Series 2021-NQM6, Class A1 (A)(B)	1.174	07-25-66	108,317	86,712
Series 2021-RPL2, Class A1A (A)(B)	1.115	01-25-60	445,210	361,580
DBJPM Mortgage Trust
Series 2020-C9, Class A2	1.900	08-15-53	685,000	620,940
Deephaven Residential Mortgage Trust
Series 2021-2, Class A1 (A)(B)	0.899	04-25-66	463,924	402,798
Ellington Financial Mortgage Trust
Series 2019-2, Class A1 (A)(B)	2.739	11-25-59	36,660	33,972
Series 2021-1, Class A1 (A)(B)	0.797	02-25-66	319,419	267,628
Series 2021-2, Class A1 (A)(B)	0.931	06-25-66	157,418	126,611
Flagstar Mortgage Trust
Series 2021-1, Class A2 (A)(B)	2.500	02-01-51	548,397	444,908
GCAT Trust
Series 2020-3, Class A1 (2.981% to 9-25-23, then 5.981% to 9-25-24, then 6.981% thereafter) (A)	2.981	09-25-25	65,896	64,245
Series 2020-NQM2, Class A1 (1.555% to 7-1-24, then 2.555% thereafter) (A)	1.555	04-25-65	178,193	161,537
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	29

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2021-NQM1, Class A1 (A)(B)	0.874	01-25-66	214,022	$180,320
Series 2021-NQM2, Class A1 (A)(B)	1.036	05-25-66	296,861	245,020
Series 2021-NQM3, Class A1 (A)(B)	1.091	05-25-66	282,179	230,603
GS Mortgage Securities Trust
Series 2015-590M, Class C (A)(B)	3.805	10-10-35	115,000	99,961
Series 2019-GC39, Class A2	3.457	05-10-52	220,000	214,088
Series 2020-UPTN, Class A (A)	2.751	02-10-37	410,000	378,378
GS Mortgage-Backed Securities Trust
Series 2020-NQM1, Class A1 (A)(B)	1.382	09-27-60	359,405	326,732
Series 2021-NQM1, Class A1 (A)(B)	1.017	07-25-61	171,988	148,239
Imperial Fund Mortgage Trust
Series 2020-NQM1, Class A1 (A)(B)	1.382	10-25-55	264,592	234,316
Series 2021-NQM1, Class A1 (A)(B)	1.071	06-25-56	335,224	282,988
IMT Trust
Series 2017-APTS, Class AFX (A)	3.478	06-15-34	215,000	207,525
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2022-OPO, Class A (A)	3.024	01-05-39	360,000	296,169
KNDL Mortgage Trust
Series 2019-KNSQ, Class C (1 month LIBOR + 1.050%) (A)(C)	6.307	05-15-36	485,000	477,919
Life Mortgage Trust
Series 2021-BMR, Class D (1 month CME Term SOFR + 1.514%) (A)(C)	6.573	03-15-38	428,575	410,823
Series 2022-BMR2, Class A1 (1 month CME Term SOFR + 1.295%) (A)(C)	6.355	05-15-39	725,000	709,710
MFA Trust
Series 2021-NQM1, Class A1 (A)(B)	1.153	04-25-65	354,650	310,750
New Residential Mortgage Loan Trust
Series 2020-1A, Class A1B (A)(B)	3.500	10-25-59	98,179	91,200
NMLT Trust
Series 2021-INV1, Class A1 (A)(B)	1.185	05-25-56	581,638	479,029
NYMT Loan Trust
Series 2022-CP1, Class A1 (A)	2.042	07-25-61	267,235	240,946
OBX Trust
Series 2021-NQM2, Class A1 (A)(B)	1.101	05-25-61	309,217	246,579
Series 2021-NQM3, Class A1 (A)(B)	1.054	07-25-61	598,697	457,101
One Market Plaza Trust
Series 2017-1MKT, Class D (A)	4.146	02-10-32	200,000	169,254
SLG Office Trust
Series 2021-OVA, Class A (A)	2.585	07-15-41	465,000	377,161
Series 2021-OVA, Class C (A)	2.851	07-15-41	675,000	521,337
SMRT
Series 2022-MINI, Class A (1 month CME Term SOFR + 1.000%) (A)(C)	6.060	01-15-39	603,000	584,856
Starwood Mortgage Residential Trust
Series 2021-2, Class A1 (A)(B)	0.943	05-25-65	51,241	45,494
Series 2022-1, Class A1 (A)(B)	2.447	12-25-66	601,765	517,036
Towd Point Mortgage Trust
Series 2015-1, Class A5 (A)(B)	4.034	10-25-53	100,000	96,754
Series 2015-6, Class M2 (A)(B)	3.750	04-25-55	100,000	95,050
Series 2017-2, Class A1 (A)(B)	2.750	04-25-57	3,817	3,766
Series 2018-1, Class A1 (A)(B)	3.000	01-25-58	18,542	17,947
Series 2018-4, Class A1 (A)(B)	3.000	06-25-58	48,102	44,334
Series 2018-5, Class A1A (A)(B)	3.250	07-25-58	187,508	180,147
Series 2018-6, Class A1A (A)(B)	3.750	03-25-58	39,532	38,299
Series 2019-1, Class A1 (A)(B)	3.750	03-25-58	190,266	179,787
Series 2019-4, Class A1 (A)(B)	2.900	10-25-59	594,975	553,981
Series 2020-1, Class A1 (A)(B)	2.710	01-25-60	313,484	291,290
Series 2020-4, Class A1 (A)	1.750	10-25-60	564,200	493,280
Verus Securitization Trust
Series 2020-4, Class A1 (1.502% to 7-1-24, then 2.502% thereafter) (A)	1.502	05-25-65	273,853	250,591
Series 2020-5, Class A1 (1.218% to 10-1-24, then 2.218% thereafter) (A)	1.218	05-25-65	331,611	300,125
Series 2021-1, Class A1 (A)(B)	0.815	01-25-66	329,568	280,644
Series 2021-3, Class A1 (A)(B)	1.046	06-25-66	521,153	434,099
Series 2021-4, Class A1 (A)(B)	0.938	07-25-66	223,482	177,713
Series 2021-5, Class A1 (A)(B)	1.013	09-25-66	440,179	356,395
30	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2021-R2, Class A1 (A)(B)	0.918	02-25-64	170,301	$147,055
Series 2022-4, Class A1 (4.474% to 4-1-26, then 5.474% thereafter) (A)	4.474	04-25-67	253,794	243,770
Visio Trust
Series 2020-1R, Class A1 (A)	1.312	11-25-55	69,337	62,386
Wells Fargo Commercial Mortgage Trust
Series 2020-C55, Class A2	2.766	02-15-53	220,000	208,161
U.S. Government Agency 5.9%				4,712,501
Federal Home Loan Mortgage Corp.
Series 2022-DNA2, Class M1B (1 month SOFR + 2.400%) (A)(C)	7.373	02-25-42	200,000	197,437
Series 2022-DNA3, Class M1B (1 month SOFR + 2.900%) (A)(C)	7.873	04-25-42	99,000	98,691
Series 2022-DNA4, Class M1B (1 month SOFR + 3.350%) (A)(C)	8.323	05-25-42	256,000	258,558
Series 2022-DNA5, Class M1B (1 month SOFR + 4.500%) (A)(C)	9.473	06-25-42	340,000	356,789
Series 2022-HQA3, Class M1B (1 month SOFR + 3.550%) (A)(C)	8.523	08-25-42	350,000	354,352
Series K048, Class X1 IO	0.214	06-25-25	9,889,014	37,061
Federal National Mortgage Association
Series 427, Class C20 IO	2.000	02-25-51	2,008,778	265,649
Series 427, Class C77 IO	2.500	09-25-51	2,221,897	324,202
Government National Mortgage Association
Series 2020-108, Class IO	0.847	06-16-62	2,533,843	148,699
Series 2020-114, Class IO	0.800	09-16-62	847,525	51,452
Series 2020-118, Class IO	0.881	06-16-62	5,187,690	317,754
Series 2020-120, Class IO	0.761	05-16-62	1,008,332	58,233
Series 2020-137, Class IO	0.795	09-16-62	4,035,382	226,100
Series 2020-150, Class IO	0.961	12-16-62	1,119,386	78,942
Series 2020-170, Class IO	0.833	11-16-62	516,807	32,561
Series 2020-92, Class IO	0.878	02-16-62	805,708	52,510
Series 2021-10, Class IO	0.986	05-16-63	439,690	31,345
Series 2021-11, Class IO	1.020	12-16-62	642,982	45,124
Series 2021-203, Class IO	0.869	07-16-63	5,783,861	380,658
Series 2021-220, Class IO	0.826	12-16-63	5,302,756	344,170
Series 2021-47, Class IO	0.992	03-16-61	4,692,726	323,379
Series 2022-150, Class IO	0.823	06-16-64	5,544,065	369,403
Series 2022-181, Class IO	0.715	07-16-64	2,449,200	179,786

Series 2022-57, Class IO	0.756	09-16-63	2,946,287	179,646
Asset backed securities 57.7%				$46,259,722
(Cost $47,799,942)
Asset backed securities 57.7%				46,259,722
ABPCI Direct Lending Fund I, Ltd.
Series 2020-1A, Class A (A)	3.199	12-20-30	586,000	545,076
Aligned Data Centers Issuer LLC
Series 2021-1A, Class A2 (A)	1.937	08-15-46	1,475,000	1,299,509
AmeriCredit Automobile Receivables Trust
Series 2020-1, Class C	1.590	10-20-25	650,000	636,813
AMSR Trust
Series 2020-SFR2, Class A (A)	1.632	07-17-37	450,000	415,735
Series 2020-SFR4, Class A (A)	1.355	11-17-37	860,000	780,576
Series 2021-SFR1, Class B (A)(B)	2.153	06-17-38	570,000	482,444
Series 2021-SFR4, Class A (A)	2.117	12-17-38	323,000	287,800
Applebee’s Funding LLC
Series 2023-1A, Class A2 (A)	7.824	03-05-53	245,000	244,887
Aqua Finance Trust
Series 2021-A, Class A (A)	1.540	07-17-46	434,185	386,544
Arby’s Funding LLC
Series 2020-1A, Class A2 (A)	3.237	07-30-50	486,250	425,657
Avis Budget Rental Car Funding AESOP LLC
Series 2019-3A, Class A (A)	2.360	03-20-26	663,000	626,323
Series 2020-1A, Class A (A)	2.330	08-20-26	860,000	803,584
Beacon Container Finance II LLC
Series 2021-1A, Class A (A)	2.250	10-22-46	693,533	603,292
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	31

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
BRE Grand Islander Timeshare Issuer LLC
Series 2019-A, Class A (A)	3.280	09-26-33	378,683	$358,109
CARS-DB4 LP
Series 2020-1A, Class A1 (A)	2.690	02-15-50	646,097	608,673
Series 2020-1A, Class B1 (A)	4.170	02-15-50	100,000	93,338
CF Hippolyta Issuer LLC
Series 2020-1, Class A1 (A)	1.690	07-15-60	1,106,326	998,994
Series 2021-1A, Class A1 (A)	1.530	03-15-61	877,419	766,527
Chase Auto Credit Linked Notes
Series 2021-3, Class B (A)	0.760	02-26-29	96,459	91,310
CLI Funding VI LLC
Series 2020-1A, Class A (A)	2.080	09-18-45	844,625	740,620
CLI Funding VIII LLC
Series 2021-1A, Class A (A)	1.640	02-18-46	817,532	706,751
Series 2022-1A, Class A (A)	2.720	01-18-47	668,024	581,858
CyrusOne Data Centers Issuer I LLC
Series 2023-1A, Class A2 (A)	4.300	04-20-48	596,000	535,683
DataBank Issuer
Series 2021-1A, Class A2 (A)	2.060	02-27-51	800,000	708,779
Series 2021-2A, Class A2 (A)	2.400	10-25-51	396,000	345,938
DB Master Finance LLC
Series 2017-1A, Class A2II (A)	4.030	11-20-47	393,213	364,014
Series 2021-1A, Class A2I (A)	2.045	11-20-51	361,495	317,679
Diamond Infrastructure Funding LLC
Series 2021-1A, Class A (A)	1.760	04-15-49	904,000	775,219
Domino’s Pizza Master Issuer LLC
Series 2017-1A, Class A23 (A)	4.118	07-25-47	938,973	879,718
Series 2019-1A, Class A2 (A)	3.668	10-25-49	645,323	570,553
Series 2021-1A, Class A2I (A)	2.662	04-25-51	754,600	649,615
Driven Brands Funding LLC
Series 2018-1A, Class A2 (A)	4.739	04-20-48	414,200	395,642
Series 2019-2A, Class A2 (A)	3.981	10-20-49	193,000	175,973
Series 2020-2A, Class A2 (A)	3.237	01-20-51	488,750	421,580
Series 2021-1A, Class A2 (A)	2.791	10-20-51	358,540	295,487
Elara HGV Timeshare Issuer LLC
Series 2019-A, Class A (A)	2.610	01-25-34	182,587	170,214
Series 2021-A, Class A (A)	1.360	08-27-35	79,307	70,920
Exeter Automobile Receivables Trust
Series 2021-1A, Class C	0.740	01-15-26	83,886	82,720
FirstKey Homes Trust
Series 2020-SFR1, Class A (A)	1.339	08-17-37	124,625	113,803
Series 2020-SFR2, Class A (A)	1.266	10-19-37	896,801	811,703
Series 2021-SFR1, Class A (A)	1.538	08-17-38	715,334	631,508
Series 2021-SFR1, Class C (A)	1.888	08-17-38	213,000	186,064
Series 2021-SFR1, Class D (A)	2.189	08-17-38	445,000	384,093
Five Guys Funding LLC
Series 2017-1A, Class A2 (A)	4.600	07-25-47	718,065	699,247
Golub Capital Partners Funding, Ltd.
Series 2020-1A, Class A2 (A)	3.208	01-22-29	450,000	416,823
Series 2021-1A, Class A2 (A)	2.773	04-20-29	441,000	408,934
HI-FI Music IP Issuer LP
Series 2022-1A, Class A2 (A)	3.939	02-01-62	243,000	222,866
Hilton Grand Vacations Trust
Series 2018-AA, Class A (A)	3.540	02-25-32	244,890	236,367
HIN Timeshare Trust
Series 2020-A, Class A (A)	1.390	10-09-39	204,612	186,856
Home Partners of America Trust
Series 2019-1, Class A (A)	2.908	09-17-39	74,863	68,401
Series 2021-2, Class A (A)	1.901	12-17-26	318,303	281,343
Hotwire Funding LLC
Series 2021-1, Class A2 (A)	2.311	11-20-51	147,000	130,491
Series 2023-1A, Class A2 (A)	5.687	05-20-53	525,000	522,113
32	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Jack in the Box Funding LLC
Series 2019-1A, Class A23 (A)	4.970	08-25-49	112,413	$101,836
Series 2022-1A, Class A2I (A)	3.445	02-26-52	201,825	179,019
Laurel Road Prime Student Loan Trust
Series 2019-A, Class A2FX (A)	2.730	10-25-48	124,462	120,326
MetroNet Infrastructure Issuer LLC
Series 2023-1A, Class A2 (A)	6.560	04-20-53	285,000	281,698
Monroe Capital Funding, Ltd.
Series 2021-1A, Class A2 (A)	2.815	04-22-31	152,000	144,085
MVW LLC
Series 2022-2A, Class A (A)	6.110	10-21-41	145,386	148,287
MVW Owner Trust
Series 2018-1A, Class A (A)	3.450	01-21-36	44,460	43,158
Navient Private Education Refi Loan Trust
Series 2019-FA, Class A2 (A)	2.600	08-15-68	431,072	399,448
Series 2020-BA, Class A2 (A)	2.120	01-15-69	453,644	414,956
Series 2020-FA, Class A (A)	1.220	07-15-69	55,128	49,300
Series 2020-GA, Class A (A)	1.170	09-16-69	174,433	155,605
Series 2020-HA, Class A (A)	1.310	01-15-69	569,182	519,076
Series 2021-A, Class A (A)	0.840	05-15-69	657,206	576,092
Navient Student Loan Trust
Series 2020-2A, Class A1A (A)	1.320	08-26-69	65,047	55,331
Neighborly Issuer LLC
Series 2021-1A, Class A2 (A)	3.584	04-30-51	961,380	808,112
Series 2022-1A, Class A2 (A)	3.695	01-30-52	750,500	621,031
New Economy Assets Phase 1 Sponsor LLC
Series 2021-1, Class A1 (A)	1.910	10-20-61	997,000	860,187
Series 2021-1, Class B1 (A)	2.410	10-20-61	440,000	369,096
Oxford Finance Funding LLC
Series 2019-1A, Class A2 (A)	4.459	02-15-27	227,202	225,412
Series 2020-1A, Class A2 (A)	3.101	02-15-28	23,328	23,106
Progress Residential Trust
Series 2021-SFR2, Class A (A)	1.546	04-19-38	1,044,579	932,097
Series 2021-SFR5, Class A (A)	1.427	07-17-38	196,540	173,374
SCF Equipment Leasing LLC
Series 2019-2A, Class B (A)	2.760	08-20-26	300,000	290,897
Series 2019-2A, Class C (A)	3.110	06-21-27	130,000	124,270
Series 2020-1A, Class B (A)	2.020	03-20-28	250,000	239,607
Series 2021-1A, Class B (A)	1.370	08-20-29	365,000	336,829
Series 2022-2A, Class A3 (A)	6.500	10-21-30	1,134,000	1,152,093
SERVPRO Master Issuer LLC
Series 2021-1A, Class A2 (A)	2.394	04-25-51	278,320	230,291
Sesac Finance LLC
Series 2019-1, Class A2 (A)	5.216	07-25-49	256,025	240,970
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class A (A)	0.990	11-20-37	71,876	66,760
SMB Private Education Loan Trust
Series 2016-A, Class A2A (A)	2.700	05-15-31	162,081	157,186
Series 2019-B, Class A2A (A)	2.840	06-15-37	151,613	142,456
Series 2020-PTA, Class A2A (A)	1.600	09-15-54	238,441	213,635
Series 2021-A, Class APT2 (A)	1.070	01-15-53	181,961	159,287
Series 2021-D, Class A1A (A)	1.340	03-17-53	195,688	174,017
SoFi Professional Loan Program LLC
Series 2019-B, Class A2FX (A)	3.090	08-17-48	105,554	100,004
Sonic Capital LLC
Series 2020-1A, Class A2I (A)	3.845	01-20-50	512,508	467,206
Series 2020-1A, Class A2II (A)	4.336	01-20-50	447,596	394,418
Series 2021-1A, Class A2I (A)	2.190	08-20-51	890,900	720,678
Starwood Property Mortgage Trust
Series 2021-SIF2A, Class A1 (3 month CME Term SOFR + 1.550%) (A)(C)	6.536	01-15-33	250,000	248,217
Taco Bell Funding LLC
Series 2021-1A, Class A2I (A)	1.946	08-25-51	947,570	821,781
Series 2021-1A, Class A2II (A)	2.294	08-25-51	320,125	266,116
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	33

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
TIF Funding II LLC
Series 2020-1A, Class A (A)	2.090	08-20-45	1,083,300	$954,415
Series 2021-1A, Class A (A)	1.650	02-20-46	539,550	456,129
Tricon American Homes Trust
Series 2020-SFR2, Class A (A)	1.482	11-17-39	317,549	270,796
Triton Container Finance VIII LLC
Series 2020-1A, Class A (A)	2.110	09-20-45	970,533	845,124
Series 2021-1A, Class A (A)	1.860	03-20-46	269,225	229,773
Vantage Data Centers LLC
Series 2019-1A, Class A2 (A)	3.188	07-15-44	1,103,025	1,063,010
Series 2020-1A, Class A2 (A)	1.645	09-15-45	870,000	782,053
Series 2020-2A, Class A2 (A)	1.992	09-15-45	785,000	668,253
VCP RRL ABS I, Ltd.
Series 2021-1A, Class A (A)	2.152	10-20-31	70,847	64,129
VR Funding LLC
Series 2020-1A, Class A (A)	2.790	11-15-50	580,272	508,774
Wendy’s Funding LLC
Series 2021-1A, Class A2I (A)	2.370	06-15-51	989,378	829,424
Wingstop Funding LLC
Series 2020-1A, Class A2 (A)	2.841	12-05-50	1,264,988	1,098,967
Zaxby’s Funding LLC
Series 2021-1A, Class A2 (A)	3.238	07-30-51	235,800	196,759

	Yield (%)	Shares	Value
Short-term investments 0.4%			$340,584
(Cost $340,589)
Short-term funds 0.4%			340,584
John Hancock Collateral Trust (D)	4.5317(E)	34,074	340,584

Total investments (Cost $82,697,195) 99.4%	$79,717,152
Other assets and liabilities, net 0.6%	520,266
Total net assets 100.0%	$80,237,418

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the portfolio.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $71,735,036 or 89.4% of the portfolio’s net assets as of 5-31-23.
(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(E)	The rate shown is the annualized seven-day yield as of 5-31-23.
34	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 5-31-23

	Managed Account Shares Investment-Grade Corporate Bond Portfolio	Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio	Managed Account Shares Securitized Debt Portfolio
Assets
Unaffiliated investments, at value	$94,378,871	$37,524,706	$19,444,445	$79,376,568
Affiliated investments, at value	1,774,687	319,300	52,385	340,584
Total investments, at value	96,153,558	37,844,006	19,496,830	79,717,152
Cash	—	59,790	—	—
Dividends and interest receivable	1,097,191	579,722	294,873	201,567
Receivable for fund shares sold	774,046	259,539	—	618,118
Receivable for investments sold	262,314	81,698	—	—
Receivable from affiliates	2,540	1,493	1,188	1,847
Other assets	21,737	19,668	88,550	22,495
Total assets	98,311,386	38,845,916	19,881,441	80,561,179
Liabilities
Distributions payable	429,917	219,702	75,100	262,570
Payable for investments purchased	798,523	—	—	—
Payable for fund shares repurchased	8,669	2,674	—	14,336
Payable to affiliates
Accounting and legal services fees	7,714	2,797	677	8,688
Trustees’ fees	182	178	36	193
Other liabilities and accrued expenses	40,793	36,375	126,918	37,974
Total liabilities	1,285,798	261,726	202,731	323,761
Net assets	$97,025,588	$38,584,190	$19,678,710	$80,237,418
Net assets consist of
Paid-in capital	$103,631,944	$46,260,956	$20,000,000	$84,142,293
Total distributable earnings (loss)	(6,606,356)	(7,676,766)	(321,290)	(3,904,875)
Net assets	$97,025,588	$38,584,190	$19,678,710	$80,237,418
Unaffiliated investments, at cost	$98,373,038	$40,518,899	$19,741,958	$82,356,606
Affiliated investments, at cost	1,774,843	319,301	52,395	340,589
Total investments, at cost	100,147,881	40,838,200	19,794,353	82,697,195
Net asset value per share
Based on net asset values and shares outstanding-the portfolio has an unlimited number of shares authorized with no par value.
Net assets	$97,025,588	$38,584,190	$19,678,710	$80,237,418
Shares outstanding	11,361,816	4,783,821	2,000,000	8,853,412
Net asset value per share	$8.54	$8.07	$9.84	$9.06
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	35

STATEMENTS OF OPERATIONS For the year ended 5-31-23

	Managed Account Shares Investment-Grade Corporate Bond Portfolio	Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio[1]	Managed Account Shares Securitized Debt Portfolio
Investment income
Interest	$2,883,713	$2,237,043	$263,173	$2,815,920
Dividends from affiliated investments	8,116	1,957	449	13,731
Dividends from unaffiliated investments	—	25,088	—	—
Less foreign taxes withheld	(56)	(2,393)	—	—
Total investment income	2,891,773	2,261,695	263,622	2,829,651
Expenses
Investment management fees	385,973	225,439	38,259	449,381
Accounting and legal services fees	12,987	6,843	677	15,162
Trustees’ fees	1,396	1,035	37	1,626
Custodian fees	16,141	12,266	1,025	17,688
State registration fees	28,749	27,433	7,672	29,069
Printing and postage	24,902	24,417	7,022	24,330
Professional fees	38,999	38,731	53,512	39,315
Other	14,330	14,193	4,333	13,446
Total expenses	523,477	350,357	112,537	590,017
Less expense reductions	(523,025)	(349,888)	(112,537)	(589,771)
Net expenses	452	469	—	246
Net investment income	2,891,321	2,261,226	263,622	2,829,405
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(1,489,527)	(3,401,803)	(26,286)	(397,722)
Affiliated investments	20	(123)	6	150
	(1,489,507)	(3,401,926)	(26,280)	(397,572)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	268,465	413,007	(297,513)	(673,460)
Affiliated investments	(156)	(1)	(10)	(5)
	268,309	413,006	(297,523)	(673,465)
Net realized and unrealized loss	(1,221,198)	(2,988,920)	(323,803)	(1,071,037)
Increase (decrease) in net assets from operations	$1,670,123	$(727,694)	$(60,181)	$1,758,368

[1]	Period from 2-8-23 (commencement of operations) to 5-31-23.
36	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Managed Account Shares Investment-Grade Corporate Bond Portfolio		Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio		Managed Account Shares Non- Investment- Grade Municipal Bond Portfolio	Managed Account Shares Securitized Debt Portfolio
	Year ended 5-31-23	Year ended 5-31-22	Year ended 5-31-23	Year ended 5-31-22	Period ended 5-31-23[1]	Year ended 5-31-23	Year ended 5-31-22
Increase (decrease) in net assets
From operations
Net investment income	$2,891,321	$959,490	$2,261,226	$1,579,138	$263,622	$2,829,405	$768,508
Net realized loss	(1,489,507)	(360,608)	(3,401,926)	(419,309)	(26,280)	(397,572)	(542,571)
Change in net unrealized appreciation (depreciation)	268,309	(4,458,093)	413,006	(3,790,764)	(297,523)	(673,465)	(2,418,106)
Increase (decrease) in net assets resulting from operations	1,670,123	(3,859,211)	(727,694)	(2,630,935)	(60,181)	1,758,368	(2,192,169)
Distributions to shareholders
From net investment income and realized gain	(3,169,902)	(1,391,235)	(2,479,767)	(1,817,954)	(261,109)	(2,809,828)	(794,340)
Total distributions	(3,169,902)	(1,391,235)	(2,479,767)	(1,817,954)	(261,109)	(2,809,828)	(794,340)
From portfolio share transactions	61,249,649	18,086,738	3,124,843	20,002,604	20,000,000	43,862,639	15,891,816
Total increase (decrease)	59,749,870	12,836,292	(82,618)	15,553,715	19,678,710	42,811,179	12,905,307
Net assets
Beginning of year	37,275,718	24,439,426	38,666,808	23,113,093	—	37,426,239	24,520,932
End of year	$97,025,588	$37,275,718	$38,584,190	$38,666,808	$19,678,710	$80,237,418	$37,426,239

[1]	Period from 2-8-23 (commencement of operations) to 5-31-23.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	37

Financial Highlights
MANAGED ACCOUNT SHARES INVESTMENT-GRADE CORPORATE BOND PORTFOLIO

Period ended	5-31-23	5-31-22	5-31-21	5-31-20[1]
Per share operating performance
Net asset value, beginning of period	$8.97	$10.34	$10.02	$10.00
Net investment income[2]	0.40	0.29	0.28	0.30
Net realized and unrealized gain (loss) on investments	(0.39)	(1.24)	0.43	0.07
Total from investment operations	0.01	(0.95)	0.71	0.37
Less distributions
From net investment income	(0.44)	(0.39)	(0.38)	(0.35)
From net realized gain	—	(0.03)	(0.01)	—
Total distributions	(0.44)	(0.42)	(0.39)	(0.35)
Net asset value, end of period	$8.54	$8.97	$10.34	$10.02
Total return (%)[3]	0.19	(9.54)	7.09	3.74[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$97	$37	$24	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	0.91	1.17	1.87[5]
Expenses including reductions	—[6]	—[6]	—	—[5]
Net investment income	4.72	2.90	2.73	3.33[5]
Portfolio turnover (%)	42	40	58	39

[1]	Period from 7-9-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized.
[6]	Less than 0.005%.
MANAGED ACCOUNT SHARES NON-INVESTMENT-GRADE CORPORATE BOND PORTFOLIO

Period ended	5-31-23	5-31-22	5-31-21	5-31-20[1]
Per share operating performance
Net asset value, beginning of period	$8.77	$9.85	$9.10	$10.00
Net investment income[2]	0.52	0.45	0.48	0.52
Net realized and unrealized gain (loss) on investments	(0.65)	(1.01)	0.83	(0.87)
Total from investment operations	(0.13)	(0.56)	1.31	(0.35)
Less distributions
From net investment income	(0.57)	(0.52)	(0.56)	(0.55)
Net asset value, end of period	$8.07	$8.77	$9.85	$9.10
Total return (%)[3]	(1.35)	(5.98)	14.69	(3.62)[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$39	$39	$23	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	0.98	0.92	1.32	1.93[5]
Expenses including reductions	—[6]	—[6]	—	—[5,6]
Net investment income	6.32	4.76	4.96	6.03[5]
Portfolio turnover (%)	87	35	34	40

[1]	Period from 7-9-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized.
[6]	Less than 0.005%.
38	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MANAGED ACCOUNT SHARES NON-INVESTMENT-GRADE MUNICIPAL BOND PORTFOLIO

Period ended	5-31-23[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.13
Net realized and unrealized gain (loss) on investments	(0.16)
Total from investment operations	(0.03)
Less distributions
From net investment income	(0.13)
Net asset value, end of period	$9.84
Total return (%)[3]	(0.29)[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$20
Ratios (as a percentage of average net assets):
Expenses before reductions	1.59[5]
Expenses including reductions	—[5]
Net investment income	4.34[6]
Portfolio turnover (%)	19

[1]	Period from 2-8-23 (commencement of operations) to 5-31-23.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized. Certain expenses are presented unannualized.
[6]	Annualized.
MANAGED ACCOUNT SHARES SECURITIZED DEBT PORTFOLIO

Period ended	5-31-23	5-31-22	5-31-21	5-31-20[1]
Per share operating performance
Net asset value, beginning of period	$9.33	$10.17	$9.96	$10.00
Net investment income[2]	0.36	0.24	0.25	0.25
Net realized and unrealized gain (loss) on investments	(0.28)	(0.84)	0.25	(0.02)
Total from investment operations	0.08	(0.60)	0.50	0.23
Less distributions
From net investment income	(0.35)	(0.23)	(0.27)	(0.27)
From net realized gain	—	(0.01)	(0.02)	—
Total distributions	(0.35)	(0.24)	(0.29)	(0.27)
Net asset value, end of period	$9.06	$9.33	$10.17	$9.96
Total return (%)[3]	0.87	(5.98)	5.02	2.37[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$80	$37	$25	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	0.83	0.93	1.25	1.86[5]
Expenses including reductions	—[6]	—	—	—[5]
Net investment income	3.97	2.39	2.48	2.80[5]
Portfolio turnover (%)	53	54	32	41

[1]	Period from 7-9-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized.
[6]	Less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	39

Notes to financial statements
Note 1—Organization
John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio, John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio, John Hancock Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio and John Hancock Managed Account Shares Securitized Debt Portfolio (collectively, John Hancock Managed Account Shares Portfolios, or the Portfolios, and individually, Portfolio) are each a series of John Hancock Strategic Series (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective for each portfolio, except for John Hancock Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio is to seek high level of current income consistent with prudent investment risk. The investment objective for John Hancock Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio is to seek as high a level of interest income exempt from federal income tax as is consistent with preservation of capital.
Shares of the portfolios may be purchased only by or on behalf of separately managed account clients where the portfolios’ subadvisor or an affiliate of the subadvisor (each a “Managed Account Adviser”) has an agreement with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker dealer), or directly with the client, to provide management or advisory services to the managed account.
John Hancock Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio commenced operations on February 8, 2023.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the portfolios use the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the portfolios in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The portfolios use a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the portfolios’ investments as of May 31, 2023, by major security category or type:
	Total value at 5-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Managed Account Shares Investment-Grade Corporate Bond Portfolio
Investments in securities:
Assets
Corporate bonds	$94,016,132	—	$94,016,132	—
Municipal bonds	362,739	—	362,739	—
40	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

	Total value at 5-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Managed Account Shares Investment-Grade Corporate Bond Portfolio (continued)
Short-term investments	$1,774,687	$1,774,687	—	—
Total investments in securities	$96,153,558	$1,774,687	$94,378,871	—

Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio
Investments in securities:
Assets
Foreign government obligations	$137,707	—	$137,707	—
Corporate bonds	37,110,184	—	37,110,184	—
Term loans	41,861	—	41,861	—
Asset backed securities	33,204	—	33,204	—
Common stocks	151,282	$143,265	8,017	—
Preferred securities	50,312	50,312	—	—
Escrow certificates	156	—	—	$156
Short-term investments	319,300	319,300	—	—
Total investments in securities	$37,844,006	$512,877	$37,330,973	$156

Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio
Investments in securities:
Assets
Municipal bonds	$19,444,445	—	$19,444,445	—
Short-term investments	52,385	$52,385	—	—
Total investments in securities	$19,496,830	$52,385	$19,444,445	—

Managed Account Shares Securitized Debt Portfolio
Investments in securities:
Assets
Collateralized mortgage obligations	$33,116,846	—	$33,116,846	—
Asset backed securities	46,259,722	—	46,259,722	—
Short-term investments	340,584	$340,584	—	—
Total investments in securities	$79,717,152	$340,584	$79,376,568	—
Mortgage and asset backed securities. The portfolios may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the portfolios having to reinvest the proceeds in lower yielding securities, effectively reducing the portfolios’ income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the portfolios’ cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The portfolios are also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	41

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The portfolios may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the portfolios’ understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the portfolios as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit.The portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations. For the year ended May 31, 2023, the portfolios had no borrowings under the line of credit.
Commitment fees for the year ended May 31, 2023 were as follows:
Portfolio	Commitment fee
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$2,996
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	2,965
Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio	1,392
Managed Account Shares Securitized Debt Portfolio	3,025
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolios’ relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.The Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio incurred offering costs of $124,673 which are amortized over the fund’s first year of operations. During the period ended May 31, 2023, $38,256 of offering costs were expensed and $86,417 of unamortized offering cost are included in Other assets within the Statement of assets and liabilities.
Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of May 31, 2023, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. These carryforwards do not expire. The following table details the capital loss carryforwards available as of May 31, 2023:
	No Expiration Date
Portfolio	Short Term	Long Term
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$690,335	$1,409,248
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	1,811,440	2,231,434
Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio	26,275	—
Managed Account Shares Securitized Debt Portfolio	333,983	719,781
As of May 31, 2023, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on May 31, 2023, including short-term investments, were as follows:
Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$100,572,353	$169,561	$(4,588,356)	$(4,418,795)
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	41,304,879	80,799	(3,541,672)	(3,460,873)
42	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio	$19,779,388	$80,205	$(362,763)	$(282,558)
Managed Account Shares Securitized Debt Portfolio	82,749,518	156,510	(3,188,876)	(3,032,366)
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare dividends daily and pay them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the year ended May 31, 2023 was as follows:
Portfolio	Ordinary Income	Exempt Income	Total
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$3,169,902	—	$3,169,902
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	2,479,767	—	2,479,767
Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio	204	$260,905	261,109
Managed Account Shares Securitized Debt Portfolio	2,809,828	—	2,809,828
The tax character of distributions for the year ended May 31, 2022 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$1,296,783	$94,452	$1,391,235
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	1,817,954	—	1,817,954
Managed Account Shares Securitized Debt Portfolio	774,008	20,332	794,340
As of May 31, 2023, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Exempt Interest
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$341,939	—
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	46,683	—
Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio	—	$62,643
Managed Account Shares Securitized Debt Portfolio	443,825	—
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios’ financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, distributions payable, and amortization and accretion on debt securities.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor equivalent on an annual basis to the sum of 0.63% of the portfolios’ average daily net assets. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The portfolios are not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive or reimburse all of the portfolios’ operating expenses. Expenses, means all expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolios’ business, borrowing costs, acquired fund fees and expenses paid indirectly. This agreement expires on September 30, 2023 for all funds except Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio, which will expire on September 30, 2025 unless renewed by mutual agreement of the portfolios and Advisor based upon a determination that this is appropriate under the circumstances at that time.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	43

The portfolios are an integral part of a separately managed account program, and the portfolios’ manager, the portfolios’ subadvisor or their affiliates will be compensated directly or indirectly by separately managed account program sponsors or program participants for managed account advisory services. Participants in a separately managed account program pay a “wrap” fee to the sponsor of the program. Participants pay no additional fees or expenses to purchase shares of the portfolios.
For the year ended May 31, 2023, the expense reductions described above amounted to the following:

Portfolio	Expense Reductions
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$523,025
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	349,888
Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio	112,537
Managed Account Shares Securitized Debt Portfolio	589,771
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2023, were equivalent to a net annual effective rate of 0.00% of each portfolio’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the year ended May 31, 2023, amounted to an annual rate of 0.02% of the portfolios’ average daily net assets, except Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio, which amounted to an annualized rate of 0.01% during the period ended May 31, 2023. For the year ended May 31, 2023, these fees have been waived by the Advisor.
Transfer agent fees. The portfolios have a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, based on the average daily net assets. For the year ended May 31, 2023, the portfolios did not incur any transfer agent fees.
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Portfolio share transactions
Transactions in portfolios’ shares for the years ended May 31, 2023 and 2022 were as follows:
	Year Ended 5-31-23		Year Ended 5-31-22
	Shares	Amount	Shares	Amount
Managed Account Shares Investment-Grade Corporate Bond Portfolio
Sold	9,314,000	$79,417,636	2,977,309	$29,757,868
Repurchased	(2,109,401)	(18,167,987)	(1,184,389)	(11,671,130)
Net increase	7,204,599	$61,249,649	1,792,920	$18,086,738
Total net increase	7,204,599	$61,249,649	1,792,920	$18,086,738

	Year Ended 5-31-23		Year Ended 5-31-22
	Shares	Amount	Shares	Amount
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio
Sold	3,773,065	$31,101,525	3,508,885	$33,536,601
Repurchased	(3,399,784)	(27,976,682)	(1,444,308)	(13,533,997)
Net increase	373,281	$3,124,843	2,064,577	$20,002,604
Total net increase	373,281	$3,124,843	2,064,577	$20,002,604

44	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

	Period Ended 5-31-23[1]
	Shares	Amount
Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio
Sold	2,000,000	$20,000,000
Net increase	2,000,000	$20,000,000
Total net increase	2,000,000	$20,000,000

[1]	Period from 2-8-23 (commencement of operations) to 5-31-23.

	Year Ended 5-31-23		Year Ended 5-31-22
	Shares	Amount	Shares	Amount
Managed Account Shares Securitized Debt Portfolio
Sold	10,708,649	$97,159,027	3,004,097	$29,700,124
Repurchased	(5,867,597)	(53,296,388)	(1,402,156)	(13,808,308)
Net increase	4,841,052	$43,862,639	1,601,941	$15,891,816
Total net increase	4,841,052	$43,862,639	1,601,941	$15,891,816
Affiliates of the portfolios owned 100% of shares of Managed Account Shares Non-Investment Grade Municipal Bond Portfolio on May 31, 2023. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended May 31, 2023:

Portfolio	Purchases	Sales
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$84,728,080	$25,544,488
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	33,684,031	30,863,816
Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio	23,236,665	3,479,522
Managed Account Shares Securitized Debt Portfolio	80,098,938	36,675,985
Note 7—Investment in affiliated underlying funds
The portfolios may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the portfolios’ fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Managed Account Shares Investment-Grade Corporate Bond Portfolio
John Hancock Collateral Trust	177,550	—	$10,873,712	$(9,098,889)	$20	$(156)	$8,116	—	$1,774,687
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio
John Hancock Collateral Trust	31,945	—	$3,358,556	$(3,039,132)	$(123)	$(1)	$1,957	—	$319,300
Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio
John Hancock Collateral Trust	5,241	—	$320,991	$(268,602)	$6	$(10)	$449	—	$52,385
Managed Account Shares Securitized Debt Portfolio
John Hancock Collateral Trust	34,074	—	$16,376,880	$(16,036,441)	$150	$(5)	$13,731	—	$340,584
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	45

Note 8—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and ceased publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023 on a representative basis. The 1-, 3- and 6-month USD LIBOR maturities will continue to be published based on a synthetic methodology through September 30, 2024 and are permitted to be used in all legacy contracts except cleared derivatives. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. Uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 9—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
46	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of John Hancock Strategic Series and Shareholders of John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio, John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio, John Hancock Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio and John Hancock Managed Account Shares Securitized Debt Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios’ investments, of each of the funds listed in the table below (four of the portfolios constituting John Hancock Strategic Series, hereafter collectively referred to as the "Portfolios") as of May 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of May 31, 2023, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Statement of operations	Statements of changes in net assets	Financial Highlights
Managed Account Shares Investment-Grade Corporate Bond Portfolio Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio Managed Account Shares Securitized Debt Portfolio	For the year ended May 31, 2023	For each of the two years in the period ended May 31, 2023	For each of the periods indicated therein
Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio	For the period February 8, 2023 (commencement of operations) through May 31, 2023	For the period February 8, 2023 (commencement of operations) through May 31, 2023	For the period February 8, 2023 (commencement of operations) through May 31, 2023
Basis for Opinions
These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP Boston, Massachusetts July 13, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	47

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended May 31, 2023.
For Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio, 99.92% of dividends from net investment income are exempt-interest dividends.
Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each portfolio reports the maximum amount allowable as Section 163(j) Interest Dividends
Each portfolio reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the portfolio.
48	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Approval of Advisory and Subadvisory Agreements
At videoconference1 meetings held on September 20-22, 2022, the Board of Trustees (the Board) of John Hancock Strategic Series (the Trust), including all of the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reviewed and approved the establishment of John Hancock Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio (the New Fund). The Independent Trustees also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees.
At the September 20-22, 2022 meeting, the Board considered and approved with respect to the New Fund:
(a)an amendment to the advisory agreement between the Trust and John Hancock Investment Management LLC (the Advisor) (the Advisory Agreement); and
(b)an amendment to the subadvisory agreement between the Advisor and Manulife Investment Management (US) LLC (the Subadvisor) (the Subadvisory Agreement).
In considering the amendments to the Advisory Agreement and the Subadvisory Agreement with respect to the New Fund, the Board received in advance of the meetings a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including fee and expense information for the New Fund, and other information regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s anticipated revenues and costs of providing services in connection with its proposed relationship to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to other John Hancock Funds (the Funds), including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisor with respect to the other Funds that it manages. The information received and considered by the Board in connection with the September meetings and throughout the year (with respect to other Funds) was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund, by the Advisor and or its affiliates, including administrative services. The Board also took into account information with respect to the New Fund presented at its June 21-23, 2022 meeting. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the New Fund.
Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors.
The Board’s conclusions may have been based in part on relevant background information obtained in connection with its consideration of the advisory and subadvisory arrangements for other Funds in prior years.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the New Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board considered the investment strategy proposed for the New Fund. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the New Fund’s compliance programs, risk management programs, liquidity risk management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor would be responsible for the management of the day-to-day operations of the New Fund, including, but not limited to, general supervision and coordination of the services to be provided by the Subadvisor, and also would be responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers, including the New Fund’s distributor. The Board also considered the significant risks assumed by the Advisor in connection with the services to be provided to the New Fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s September 20-22, 2022 meeting was held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
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In considering the nature, extent, and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management of other Funds and the quality of the performance of the Advisor’s duties with respect to other Funds, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationships, including with the Subadvisor, the Advisor’s oversight and monitoring of the subadvisors’ investment performance and compliance programs, such as the subadvisors’ compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor’s timeliness in responding to performance issues;
(b)the background, qualifications, and skills of the Advisor’s personnel;
(c)the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the New Fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the New Fund, and bringing loss recovery actions on behalf of the New Fund;
(e)the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Fund;
(f)the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the New Fund; and
(g)the Advisor’s reputation and experience in serving as an investment advisor to the Trust, and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to provide a high quality of services under the Advisory Agreement with respect to the New Fund.
Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered the New Fund’s proposed investment strategy and processes, as well as the experience of the portfolio management team at the Subadvisor in managing other municipal bond funds. The Board also reviewed historical performance over various time periods for a similarly managed fund. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor.
Fees and expenses. The Board reviewed the proposed fees and expenses for the New Fund in light of the nature, extent, and quality of the investment management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board took into account management’s discussion of the New Fund’s anticipated expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the New Fund and the services they provide to other such comparable clients or funds.
The Board also took into account management’s discussion with respect to the proposed management fee and the fees of the Subadvisor, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees.
The Board noted that the New Fund is intended to serve solely as a completion vehicle for separately managed accounts and that the New Fund will not be distributed on a stand- alone basis. As such, and consistent with these types of products, the Board further noted that the Advisor is waiving the New Fund’s net total expenses to zero.
The Board concluded that the advisory fees to be paid by the New Fund are reasonable in light of the nature, extent and quality of the services expected to be provided to the New Fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the New Fund, the Board:
(a)reviewed financial information of the Advisor;
(b)noted that because the New Fund had not yet commenced operations, no actual revenue, cost or profitability data was available, although the Board received information from the Adviser on its projected profitability with respect to the New Fund;
(c)received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;
(e)considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)noted that the New Fund’s Subadvisor is an affiliate of the Advisor;
50	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

(h)noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund;
(i)noted that the subadvisory fee for the New Fund will be paid by Advisor; and
(j)considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the New Fund is reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)considered that the Advisor has agreed to waive all of its management fee and/or reimburse or pay operating expenses of the New Fund to reduce operating expenses to zero;
(b)the Board also took into account management’s discussion of the New Fund’s advisory fee structure;
(c)the Board also considered the potential effect of the New Fund’s future growth in size on its performance and fees; and
(d)the Board also noted that if the New Fund’s assets increase over time, the New Fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)the performance of a similarly managed fund as compared to an applicable benchmark index; and
(3)the proposed subadvisory fee for the fund.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the New Fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the New Fund. The Board also considered any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
Subadvisory fees. The Board considered that the New Fund will pay an advisory fee to the Advisor and that, in turn, the Advisor will pay a subadvisory fee to the Subadvisor.
Subadvisor performance. As noted above, the Board considered the New Fund’s investment strategies and processes. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Subadvisor. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for a similar fund.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)the Subadvisor has extensive experience and demonstrated skills as a manager, and currently subadvises other Funds in the complex and the Board is generally satisfied with the Subadvisor’s management of these Funds, and may reasonably be expected to provide a high quality of investment management services to the New Fund;
(2)the Subadvisor provided performance information for a comparable fund over various time periods;
(3)the proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided under the Subadvisory Agreement; and
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(4)that the subadvisory fees will be paid by the Advisor not the New Fund.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the amendments to the Advisory Agreement and the Subadvisory Agreement.
52	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio, John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio, John Hancock Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio and John Hancock Managed Account Shares Securitized Debt Portfolio, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Funds’ subadvisor(s), Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[2] Born: 1944	2005	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2012	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Deborah C. Jackson, Born: 1952	2008	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
54	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Steven R. Pruchansky, Born: 1944	2005	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	55

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-247-0278.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
56	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Dennis DiCiccio1
Jeffrey N. Given, CFA
Howard C. Greene, CFA
Connor Minnaar, CFA2
Pranay Sonalkar
Adam Weigold, CFA1
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
1 Portfolio manager of John Hancock Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio only.
2 Portfolio manager of John Hancock Managed Account Shares Securitized Debt Portfolio only.
The portfolios’ proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the portfolios’ holdings as of the end of the third month of every ﬁscal quarter are ﬁled with  the SEC on Form N-PORT within 60 days of the end of the ﬁscal quarter. The portfolios’ Form N-PORT ﬁlings are available on our website and the SEC’s website, sec.gov.
We make this information on your portfolio, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-247-0278.
You can also contact us:
800-247-0278	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	57

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John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short
A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-247-0278, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-247-0278, jhinvestments.com
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Managed Account Shares. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2932975	JHMASA5/23
7/2023

ITEM 2. CODE OF ETHICS.

As of the end of the year, May 31, 2023, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended May 31, 2023 and 2022. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	May 31, 2023		May 31, 2022
John Hancock Income Fund	$78,438		$74,286
John Hancock Managed Account Shares Investment-Grade
Corporate Bond Portfolio	37,293		28,705
John Hancock Managed Account Shares Non-Investment-
Grade Corporate Bond Portfolio	37,293		28,705
John Hancock Managed Account Shares Non-Investment-
Grade Municipal Bond Portfolio[1]	19,480	_	-
John Hancock Managed Account Shares Securitized Debt
Portfolio	37,293		28,705
Total	$209,797		$160,401

1John Hancock Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio commenced operation on 2-8-2023.

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews and a software licensing fee. Amounts billed to the registrant were as follows:

Fund	May 31, 2023	May 31, 2022
John Hancock Income Fund	$ 1,134	$776
John Hancock Managed Account Shares Investment-Grade
Corporate Bond Portfolio	1,134	776
John Hancock Managed Account Shares Non-Investment-	1,134	776

Grade Corporate Bond Portfolio
John Hancock Managed Account Shares Non-Investment-
Grade Municipal Bond Portfolio[1]	549	-
John Hancock Managed Account Shares Securitized Debt
Portfolio	1,134	776
Total	$5,085	$3,104

1John Hancock Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio commenced operation on 2-8-2023.

Amounts billed to control affiliates were $121,890 and $119,500 for the fiscal years ended May 31, 2023 and 2022, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal years ended May 31, 2023 and 2022. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	May 31, 2023	May 31, 2022
John Hancock Income Fund	$4,220	$4,019
John Hancock Managed Account Shares Investment-Grade
Corporate Bond Portfolio	3,082	4,186
John Hancock Managed Account Shares Non-Investment-
Grade Corporate Bond Portfolio	3,082	5,436
John Hancock Managed Account Shares Non-Investment-
Grade Municipal Bond Portfolio[1]	3,082	-
John Hancock Managed Account Shares Securitized Debt
Portfolio	3,082	2,936
Total	$ 16,548	$16,577

1John Hancock Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio commenced operation on 2-8-2023.

(d) All Other Fees

The nature of the services comprising all other fees is advisory services provided to the investment manager. Other fees amounted to the following for the fiscal years ended May 31,

2023 and 2022:

Fund	May 31, 2023	May 31, 2022
John Hancock Income Fund	$57	$305
John Hancock Managed Account Shares Investment-Grade
Corporate Bond Portfolio	57	305
John Hancock Managed Account Shares Non-Investment-
Grade Corporate Bond Portfolio	57	305
John Hancock Managed Account Shares Non-Investment-
Grade Municipal Bond Portfolio[1]	-	-
John Hancock Managed Account Shares Securitized Debt
Portfolio	57	305

Total	$228	$1,220

1John Hancock Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio commenced operation on 2-8-2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre- approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant for the fiscal year ended May 31, 2023, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $1,249,484 for the fiscal year ended May 31, 2023 and $964,225 for the fiscal year ended May 31, 2022.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

(i)Not applicable

(j)Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson

Peter S. Burgess - retired effective December 31, 2022

William H. Cunningham

Patricia Lizarraga, effective September 20, 2022

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Strategic Series

By:	/s/ Kristie M. Feinberg
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Kristie M. Feinberg
President
Date:	July 13, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristie M. Feinberg
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Kristie M. Feinberg
President
Date:	July 13, 2023
By:	/s/ Charles A. Rizzo
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Charles A. Rizzo
Chief Financial Officer
Date:	July 13, 2023